                                                      Filed pursuant to Rule 433
                                                     Registration No. 333-131630

                        ALTERNATIVE LOAN TRUST 2006-HY10

                                FINAL TERM SHEET

                              [LOGO] COUNTRYWIDE(R)

                           $529,427,100 (APPROXIMATE)

                                   CWALT, INC.
                                    Depositor

                          COUNTRYWIDE HOME LOANS, INC.
                               SPONSOR AND SELLER

                       COUNTRYWIDE HOME LOANS SERVICING LP
                                 MASTER SERVICER

      This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

      The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS)
WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU
INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER
DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION
ABOUT THE ISSUING ENTITY AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO
CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

      This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

      The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                             FREE WRITING PROSPECTUS
                              DATED MARCH 28, 2006

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-HY10
             DISTRIBUTIONS PAYABLE MONTHLY, BEGINNING APRIL 25, 2006

The issuing entity will issue certificates, including the following classes of certificates that are offered pursuant to this free writing prospectus:

-----------------------------------------------------------------------------------------------------
                INITIAL CLASS                                      INITIAL CLASS
                 CERTIFICATE                                        CERTIFICATE
                   BALANCE        PASS-THROUGH RATE                   BALANCE       PASS-THROUGH RATE
-----------------------------------------------------------------------------------------------------

Class 1-A-1        $209,157,000       Variable        Class 4-A-1   $31,528,000         Variable
Class 1-A-2         $23,239,000       Variable        Class 4-A-2    $3,503,000         Variable
Class 1-X      $209,157,000 (3)        0.4756%        Class A-R            $100         Variable
Class 2-A-1         $83,556,000       Variable        Class M       $16,729,000         Variable
Class 2-A-2          $9,284,000       Variable        Class B-1      $7,556,000         Variable
Class 3-A-1        $125,530,000       Variable        Class B-2      $5,397,000         Variable
Class 3-A-2         $13,948,000       Variable
-----------------------------------------------------------------------------------------------------

(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The classes of certificates offered by this prospectus supplement are listed, together with their pass-through rates and their initial ratings, in the tables under "Summary -- Description of the Certificates" below.

(3) The Class 1-X Certificates are interest only notional amount certificates and are not included in the aggregate class certificate balance of all of the certificates offered.

ISSUING ENTITY

Alternative Loan Trust 2006-HY10, a common law trust formed under the laws of the State of New York.

DEPOSITOR

CWALT, Inc., a Delaware corporation, is a limited purpose finance subsidiary of
Countrywide Financial Corporation. Its address is 4500 Park Granada, Calabasas,
California 91302, and its telephone number is (818) 225-3000.

SPONSOR AND SELLERS

Countrywide Home Loans, Inc. will be the sponsor of the transaction and a seller of a portion of the mortgage loans. The remainder of the mortgage loans will be sold directly to the depositor by one or more special purpose entities that were established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide
Home Loans, Inc.

MASTER SERVICER

Countrywide Home Loans Servicing LP

TRUSTEE

The Bank of New York

POOLING AND SERVICING AGREEMENT

The pooling and servicing agreement among the sellers, the master servicer, the depositor and the trustee, under which the issuing entity will be formed.

CUT-OFF DATE

For any mortgage loan, the later of March 1, 2006 and the origination date for that mortgage loan (referred to as the "CUT-OFF DATE").

CLOSING DATE

On or about March 30, 2006.

THE MORTGAGE LOANS

The mortgage pool will consist of 30-year conventional, hybrid adjustable rate mortgage loans secured by first liens on one- to four-family residential properties with an aggregate principal balance of approximately $539,680,614 as of the cut-off date. The mortgage pool will be divided into four separate groups. Each group of mortgage loans is referred to as a "loan group." The mortgage rate on each mortgage loan is adjustable based on a specified index after a specified period after origination during which the mortgage rate is fixed. The approximate aggregate stated principal balance of the mortgage loans in each loan group as of the cut-off date was as follows:

 LOAN        AGGREGATE PRINCIPAL      FIXED RATE PERIOD
 GROUP             BALANCE                (MONTHS)
-------     --------------------     -------------------
   1            $250,967,237                 84
   2            $100,258,693                 120
   3            $150,623,711                 60
   4             $37,830,974                 84

The statistical information presented in this free writing prospectus is as of the cut-off date. The depositor believes that the information set forth in this free writing prospectus regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date. However, certain mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be added to or substituted for the mortgage loans that are described in this free writing prospectus. Any addition or substitution will not result in a material difference in the final mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this free writing prospectus.

As of the cut-off date, the mortgage loans in loan group 1 had the following characteristics:

Aggregate Current Principal Balance                                 $250,967,237

Geographic Concentrations in excess of 10%:

   California                                                             65.87%

Weighted Average Original LTV Ratio                                       73.53%

                                       S-3

Weighted Average Current Mortgage Rate                                    6.765%

Range of Current Mortgage Rates                                 5.000% to 8.000%

Average Current Principal Balance                                       $758,209

Range of Current Principal Balances                       $416,850 to $3,000,000

Weighted Average Remaining Term to Maturity                           360 months

Weighted Average FICO Credit Score                                           709

Weighted Average Gross Margin                                             2.261%

Weighted Average Maximum Mortgage Rate                                   11.765%

Weighted Average Minimum Mortgage Rate                                    2.261%

As of the cut-off date, the mortgage loans in loan group 2 had the following characteristics:

Aggregate Current Principal Balance                                 $100,258,693

Geographic Concentrations in excess of 10%:

   California                                                             40.36%

   Florida                                                                22.17%

Weighted Average Original LTV Ratio                                       75.42%

Weighted Average Current Mortgage Rate                                    6.496%

Range of Current Mortgage Rates                                 5.125% to 9.000%

Average Current Principal Balance                                       $238,144

Range of Current Principal Balances                          $35,000 to $656,000

Weighted Average Remaining Term to Maturity                           359 months

Weighted Average FICO Credit Score                                           718

Weighted Average Gross Margin                                             2.275%

Weighted Average Maximum Mortgage Rate                                   11.496%

Weighted Average Minimum Mortgage Rate                                    2.275%

As of the cut-off date, the mortgage loans in loan group 3 had the following characteristics:

Aggregate Current Principal Balance                                 $150,623,711

Geographic Concentrations in excess of 10%:

   California                                                             44.98%

   Florida                                                                17.81%

Weighted Average Original LTV Ratio                                       73.62%

Weighted Average Current Mortgage Rate                                    6.553%

Range of Current Mortgage Rates                                 4.625% to 8.625%

Average Current Principal Balance                                       $745,662

Range of Current Principal Balances                       $417,150 to $5,950,000

Weighted Average Remaining Term to Maturity                           360 months

Weighted Average FICO Credit Score                                           706

Weighted Average Gross Margin                                             2.266%

Weighted Average Maximum Mortgage Rate                                   11.546%

Weighted Average Minimum Mortgage Rate                                    2.266%

As of the cut-off date, the mortgage loans in loan group 4 had the following characteristics:

Aggregate Current Principal Balance                                  $37,830,974

Geographic Concentrations in excess of 10%:

   California                                                             44.08%

Weighted Average Original LTV Ratio                                       75.92%

Weighted Average Current Mortgage Rate                                    6.657%

Range of Current Mortgage Rates                                 5.125% to 7.750%

Average Current Principal Balance                                       $270,221

Range of Current Principal Balances                          $75,000 to $782,011

                                       S-4

Weighted Average Remaining Term to Maturity                           360 months

Weighted Average FICO Credit Score                                           702

Weighted Average Gross Margin                                             2.283%

Weighted Average Maximum Mortgage Rate                                   11.657%

Weighted Average Minimum Mortgage Rate                                    2.283%

                                       S-5

DESCRIPTION OF THE CERTIFICATES

The issuing entity will issue sixteen classes of certificates, ten of which are offered by this free writing prospectus:

                            INITIAL                                                             INITIAL        INITIAL
                       CLASS CERTIFICATE                                                      RATING (S&P)      RATING
         CLASS            BALANCE (1)                            TYPE                             (2)        (MOODY'S) (2)
--------------------   -----------------     ---------------------------------------------    ------------   -------------

OFFERED CERTIFICATES

Class 1-A-1              $ 209,157,000               Senior/Variable Pass-Through                 AAA            Aaa
                                                           Rate/Super Senior
Class 1-A-2              $  23,239,000               Senior/Variable Pass-Through                 AAA            Aaa
                                                             Rate/Support
Class 1-X                $ 209,157,000 (3)   Senior/ Notional Amount/ Interest Only/ Fixed        AAA            Aaa
                                                           Pass-Through Rate
Class 2-A-1              $  83,556,000               Senior/Variable Pass-Through                 AAA            Aaa
                                                           Rate/Super Senior
Class 2-A-2              $   9,284,000               Senior/Variable Pass-Through                 AAA            Aaa
                                                             Rate/Support
Class 3-A-1              $ 125,530,000               Senior/Variable Pass-Through                 AAA            Aaa
                                                           Rate/Super Senior
Class 3-A-2              $  13,948,000               Senior/Variable Pass-Through                 AAA            Aaa
                                                             Rate/Support
Class 4-A-1              $  31,528,000               Senior/Variable Pass-Through                 AAA            Aaa
                                                           Rate/Super Senior
Class 4-A-2              $   3,503,000               Senior/Variable Pass-Through                 AAA            Aaa
                                                             Rate/Support
Class A-R                $         100               Senior/Variable Pass-Through                 AAA            Aaa
                                                             Rate/Residual
Class M                  $  16,729,000          Subordinated/Variable Pass-Through Rate            AA            Aa3

Class B-1                $   7,556,000          Subordinated/Variable Pass-Through Rate            A+             A3

Class B-2                $   5,397,000          Subordinated/Variable Pass-Through Rate           BBB            Baa3

NON-OFFERED CERTIFICATES (3)

Class B-3                $   4,857,000          Subordinated/Variable Pass-Through Rate

Class B-4                $   3,238,000          Subordinated/Variable Pass-Through Rate

Class B-5                $   2,158,514          Subordinated/Variable Pass-Through Rate

Class P-1(5)             $         100                    Prepayment Charges

Class P-2(5)             $         100                    Prepayment Charges

Class P-3(5)             $         100                    Prepayment Charges

Class P-4(5)             $         100                    Prepayment Charges

______________

(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5% depending on the amount of mortgage loans actually delivered on the closing date.

(2) The offered certificates will not be offered unless they are assigned the indicated ratings by Standard & Poor's, a division of The McGraw-Hill
    Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("MOODY'S"). The
    Class B-3, Class B-4, Class B-5, Class P-1, Class P-2, Class P-3 and Class
    P-4 Certificates are not offered by this free writing prospectus, so ratings for those classes of certificates have not been provided. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

(3) This class of certificates has a notional amount equal to the class certificate balance of the Class 1-A-1 Certificates.

                                       S-6

(4) The Class B-3, Class B-4, Class B-5, Class P-1, Class P-2, Class P-3 and
    Class P-4 Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to the
    Class B-3, Class B-4, Class B-5, Class P-1, Class P-2, Class P-3 and Class
    P-4 Certificates is provided only to permit a better understanding of the offered certificates.

(5) This class of certificates also has a notional amount equal to the aggregate stated principal balance as of the cut-off date of the mortgage loans in the related loan group that require the payment of a prepayment charge.

The certificates also will have the following characteristics:

                                                                                            INTEREST ACCRUAL
         CLASS          RELATED LOAN GROUP    PASS-THROUGH RATE   INTEREST ACCRUAL PERIOD      CONVENTION
--------------------    ------------------    -----------------   -----------------------   ----------------

OFFERED CERTIFICATES

Class 1-A-1                     1                    (1)             calendar month (2)        30/360 (3)
Class 1-A-2                     1                    (4)             calendar month (2)        30/360 (3)
Class 1-X                       1                  0.4756%           calendar month (2)        30/360 (3)
Class 2-A-1                     2                    (5)             calendar month (2)        30/360 (3)
Class 2-A-2                     2                    (5)             calendar month (2)        30/360 (3)
Class 3-A-1                     3                    (6)             calendar month (2)        30/360 (3)
Class 3-A-2                     3                    (6)             calendar month (2)        30/360 (3)
Class 4-A-1                     4                    (7)             calendar month (2)        30/360 (3)
Class 4-A-2                     4                    (7)             calendar month (2)        30/360 (3)
Class A-R                       1                    (4)             calendar month (2)        30/360 (3)
Class M                   1, 2, 3 and 4              (8)             calendar month (2)        30/360 (3)
Class B-1                 1, 2, 3 and 4              (8)             calendar month (2)        30/360 (3)
Class B-2                 1, 2, 3 and 4              (8)             calendar month (2)        30/360 (3)

NON-OFFERED CERTIFICATES

Class B-3                 1, 2, 3 and 4              (8)             calendar month (2)        30/360 (3)
Class B-4                 1, 2, 3 and 4              (8)             calendar month (2)        30/360 (3)
Class B-5                 1, 2, 3 and 4              (8)             calendar month (2)        30/360 (3)
Class P-1                       1                    N/A                    N/A                    N/A
Class P-2                       2                    N/A                    N/A                    N/A
Class P-3                       3                    N/A                    N/A                    N/A
Class P-4                       4                    N/A                    N/A                    N/A

______________
(1) The pass-through rate for this class of certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 1, minus the pass-through rate of the Class 1-X
    Certificates.

(2) The interest accrual period for any distribution date will be the calendar month before the month of that distribution date.

(3) Interest will accrue at the rate described in this table on the basis of a
    360 day year divided into twelve 30 day months.

(4) The pass-through rate for this class of certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 1.

(5) The pass-through rate for this class of certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 2.

(6) The pass-through rate for this class of certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 3.

(7) The pass-through rate for this class of certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 4.

(8) For the interest accrual period for any distribution date, the pass-through rate for each class of subordinated certificates will be equal to (i) the sum of the following for each loan group: the product of (x) the weighted average of the adjusted net mortgage rates of the mortgage loans in that loan group as of the first day of the prior calendar month and (y) the aggregate

                                       S-7

    stated principal balance of the mortgage loans in that loan group as of the first day of the prior calendar month, minus the aggregate class certificate balance of the senior certificates related to that loan group immediately prior to that distribution date, divided by (ii) the aggregate class certificate balance of the subordinated certificates immediately prior to that distribution date.

DESIGNATIONS

We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

         DESIGNATION                    CLASSES OF CERTIFICATES
---------------------------         -------------------------------
Group 1 Senior Certificates         Class 1-A-1, Class 1-A-2, Class
                                    1-X and Class A-R Certificates

Group 2 Senior Certificates           Class 2-A-1 and Class 2-A-2
                                             Certificates

Group 3 Senior Certificates           Class 3-A-1 and Class 3-A-2
                                             Certificates

Group 4 Senior Certificates           Class 4-A-1 and Class 4-A-2
                                             Certificates

    Senior Certificates              Group 1 Senior Certificates,
                                     Group 2 Senior Certificates,
                                    Group 3 Senior Certificates and
                                      Group 4 Senior Certificates

 Subordinated Certificates          Class M and Class B Certificates

   Class B Certificates                  Class B-1, Class B-2,
                                       Class B-3, Class B-4 and
                                        Class B-5 Certificates

   Class P Certificates             Class P-1, Class P-2, Class P-3
                                      and Class P-4 Certificates

   Offered Certificates              Senior Certificates, Class M,
                                        Class B-1 and Class B-2
                                             Certificates

RECORD DATE

The record date for each class of certificates and any distribution date will be the last business day of the month preceding the month of that distribution date.

DENOMINATIONS

Offered Certificates other than the Class A-R Certificates:

$25,000 and multiples of $1,000.

Class A-R Certificates:

Two certificates of $99.99 and $0.01, respectively.

REGISTRATION OF CERTIFICATES

Offered Certificates other than the Class A-R Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) may elect to hold their beneficial interests through The Depository Trust Company.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

DISTRIBUTION DATES

We will make distributions on the 25th day of each month. If the 25th day of a month is not a business day, then we will make distributions on the next business day. The first distribution is scheduled for April 25, 2006.

LAST SCHEDULED DISTRIBUTION DATE

The last scheduled distribution date for the certificates is the distribution date in May 2036. Since the rate of distributions in reduction of the class certificate balance or notional amount of each class of offered certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the class certificate balance or notional amount of any class could be reduced to zero significantly earlier or later than the last scheduled distribution date.

INTEREST PAYMENTS

The interest accrual period, interest accrual convention and pass-through rate for each class of interest-bearing certificates is shown in the table under
"--Description of the Certificates" above.

On each distribution date, to the extent funds are available, each class of interest-bearing certificates will be entitled to receive:

                                       S-8

o   interest accrued at the applicable pass-through rate during the related interest accrual period on the class certificate balance or notional amount, as applicable, of such class immediately prior to that distribution date;
    and

o   any interest remaining unpaid from prior distribution dates; less

o   any net interest shortfalls allocated to that class for that distribution date.

Allocation of Interest Shortfalls:

For any distribution date, the interest entitlement for each class of certificates will be reduced by the amount of net interest shortfalls experienced by the related mortgage loans, resulting from:

o   prepayments on the mortgage loans and

o   reductions in the interest rate on the related mortgage loans due to
    Servicemembers Relief Act reductions or debt service reductions.

Net interest shortfalls for the mortgage loans in a loan group on any distribution date will be allocated pro rata among all classes of senior certificates related to that loan group and the subordinated certificates, based on their respective entitlements (or in the case of the subordinated certificates, their respective entitlements arising from the portion of the mortgage loans in that loan group evidenced by the subordinated certificates), in each case before taking into account any reduction in the amounts from net interest shortfalls.

If on any distribution date, available funds for a loan group are not sufficient to make a full distribution of the interest entitlement on the certificates related to that loan group in the order described below under "-- Priority of
Distributions Among Certificates", interest will be distributed on each class of related certificates of equal priority, pro rata, based on their respective entitlements. Any unpaid interest amount will be carried forward and added to the amount holders of each affected class of certificates will be entitled to receive on the next distribution date. Any unpaid interest amount carried forward will not bear interest.

PRINCIPAL PAYMENTS

On each distribution date, certificateholders will only receive a distribution of principal on their certificates if there is cash available on that date for the payment of principal according to the principal distribution rules described in this free writing prospectus.

Generally, principal collections from the mortgage loans in a loan group are allocated to the senior certificates as set forth below, and any remainder is allocated to the subordinated certificates:

o   in the case of scheduled principal collections on the mortgage loans in a loan group, the amount allocated to the related senior certificates is based on the ratio of the aggregate class certificate balance of the related senior certificates to the principal balance of the mortgage loans in the loan group and

o   in the case of principal prepayments on the mortgage loans related to the loan group, the amount allocated to the related senior certificates is based on a fixed percentage (equal to 100%) until the seventh anniversary of the first distribution date, at which time the percentage will step down as described herein, if the specified conditions are met.

Notwithstanding the foregoing,

o   no decrease in the senior prepayment percentage related to a loan group will occur unless certain conditions related to the loss and delinquency performance of the mortgage loans in each loan group are satisfied and

o   if the subordination percentage meets a certain threshold and certain conditions related to the loss and delinquency performance of the mortgage loans in each loan group are satisfied (referred to as the "TWO-TIMES
    TEST"), the senior prepayment percentage will step down prior to the seventh anniversary of the first distribution date, and will be a smaller percentage than would be the case if the two times test were not met.

Principal will be distributed on each class of certificates entitled to receive principal payments as described below under "--Amounts Available for
Distributions on the Certificates."

The Class 1-X Certificates are a class of notional amount certificates and do not have a class certificate balance but will bear interest during each interest accrual period on its outstanding notional amount,

                                       S-9

which is calculated as described in this free writing prospectus under
"Description of the Certificates -- Notional Amount Certificates."

AMOUNTS AVAILABLE FOR DISTRIBUTIONS ON THE CERTIFICATES

The amount available for distributions on the certificates on any distribution date will generally be calculated on a loan group by loan group basis and will consist of the following amounts for the mortgage loans in each loan group
(after the fees and expenses described under the next heading are subtracted):

o   all scheduled installments of interest and principal due and received on the mortgage loans in that loan group in the applicable period, together with any advances with respect to them;

o   all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures;

o   net proceeds from the liquidation of defaulted mortgage loans in the loan group during the applicable period, by foreclosure or otherwise during the calendar month preceding the month of the distribution date (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);

o   subsequent recoveries with respect to the mortgage loans in that loan group;

o   partial or full prepayments of the mortgage loans in the loan group collected during the applicable period, together with interest paid in connection with the prepayments (other than certain excess amounts payable to the master servicer) and the compensating interest; and

o   any substitution adjustment amount or purchase price in respect of a deleted mortgage loan or a mortgage loan repurchased by a seller or originator or purchased by the master servicer during the applicable period.

Fees and Expenses

The amounts available for distributions on the certificates on any distribution date generally will not include the following amounts calculated on a loan group by loan group basis:

o   the master servicing fee and additional servicing compensation (as described in this free writing prospectus under "Description of the Certificates
    --Priority of Distributions Among Certificates") due to the master servicer;

o   the portion of the trustee fee due to the trustee;

o   lender paid mortgage insurance premiums, if any;

o   the amounts in reimbursement for advances previously made and other amounts as to which the master servicer and the trustee are entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement;

o   all prepayment charges (which are distributable only to the Class P
    Certificates); and

o   all other amounts for which the depositor, a seller or the master servicer is entitled to be reimbursed.

Any amounts paid from the amounts collected with respect to the mortgage loans will reduce the amount that could have been distributed to the certificateholders.

SERVICING COMPENSATION

Master Servicing Fee:

The master servicer will be paid a monthly fee (referred to as the master servicing fee) with respect to each mortgage loan equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by 0.250% per annum
(referred to as the master servicing fee rate) until the end of the initial fixed-rate period (including the date of adjustment of the mortgage rate) for that mortgage loan and multiplied by 0.375% per annum thereafter. The amount of the master servicing fee is subject to adjustment with respect to certain prepaid mortgage loans.

Additional Servicing Compensation:

The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, assumption fees and other similar charges
(other than prepayment charges) and all reinvestment income earned on amounts on deposit in certain of the issuing entity's accounts and excess proceeds with respect to mortgage loans as described under

                                      S-10

"Description of the Certificates --Priority of Distributions Among
Certificates".

Source and Priority of Distributions:

The master servicing fee and the additional servicing compensation described above will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the certificates.

PRIORITY OF DISTRIBUTIONS

Priority of Distributions Among Certificates

In general, on any distribution date, available funds for each loan group will be distributed in the following order:

o   to interest on the interest-bearing classes of senior certificates related to that loan group, pro rata, based on their respective interest entitlements;

o   to principal of the classes of senior certificates relating to that loan group (other than the notional amount certificates), in the order and subject to the priorities set forth below;

o   to interest on and principal of, as applicable, the classes of the senior certificates not relating to that loan group, in the order and subject to the priorities described under "Description of the Certificates -- Principal
    -- Transfer Payments" in this free writing prospectus;

o   from remaining available funds from all of the loan groups to interest on and then principal of each class of subordinated certificates, in the order of their priority of distributions, beginning with the Class M Certificates, in each case subject to the limitations set forth below; and

o   from any remaining available funds, to the Class A-R Certificates.

Principal

On each distribution date, the principal amount related to a loan group will be distributed as described above under "--Priority of Distributions Among
Certificates" as principal first with respect to the related classes of senior certificates in an amount up to the related senior principal distribution amount, and second as principal of the subordinated certificates, in an amount up to the subordinated principal distribution amount.

Senior Certificates:

On each distribution date, the principal amount, related to a loan group, up to the amount of the related senior principal distribution amount, will be distributed as principal of the following classes of senior certificates, in the following order of priority:

o   with respect to loan group 1, sequentially, in the following order of priority:

    o   to the Class A-R Certificates, until its class certificate balance is reduced to zero; and

    o   concurrently, to the Class 1-A-1 and Class 1-A-2 Certificates, pro rata, based on their respective class certificate balances, until their respective class certificate balances are reduced to zero;

o   with respect to loan group 2, concurrently, to the Class 2-A-1 and Class
    2-A-2 Certificates, pro rata, based on their respective class certificate balances, until their respective class certificate balances are reduced to zero;

o   with respect to loan group 3, concurrently, to the Class 3-A-1 and Class
    3-A-2 Certificates, pro rata, based on their respective class certificate balances, until their respective class certificate balances are reduced to zero; and

o   with respect to loan group 4, concurrently, to the Class 4-A-1 and Class
    4-A-2 Certificates, pro rata, based on their respective class certificate balances, until their respective class certificate balances are reduced to zero.

Subordinated Certificates; Applicable Credit Support Percentage Trigger:

On each distribution date, to the extent of available funds available therefor, the principal amount related to each loan group, up to the related subordinated principal distribution amount, will be distributed as principal of the subordinated certificates in order of seniority, beginning with the Class M
Certificates, until their respective class certificate balances are reduced to zero. Each class of subordinated certificates will be entitled to receive its pro rata share of the related subordinated principal distribution amount (based on its respective class certificate balance); provided, that if the applicable credit support percentage of a class or classes (other than the class of subordinated certificates then outstanding with the highest distribution priority) is

                                      S-11

less than the original applicable credit support percentage for that class or classes (referred to as "restricted classes"), the restricted classes will not receive distributions of principal prepayments. Instead, the portion of principal prepayments otherwise distributable to the restricted classes will be allocated to those classes of subordinated certificates that are not restricted classes, pro rata, based upon their respective class certificate balances and distributed in the sequential order described above.

ALLOCATION OF REALIZED LOSSES

On each distribution date, the amount of any realized losses on the mortgage loans in a loan group will be allocated in the following order or priority:

o   to the subordinated certificates in the reverse order of their priority of distribution, beginning with the class of subordinated certificates outstanding, with the lowest distribution priority, until their respective class certificate balances are reduced to zero, and

o   to the related classes of senior certificates (other than the notional amount certificates), in the reverse order of their numerical class designations, until their respective class certificate balances are reduced to zero.

In addition, if, on any distribution date, following all distributions and the allocation of realized losses, the aggregate class certificate balance of all classes of certificates exceeds the pool principal balance, then the class certificate balance of the class of subordinated certificates then outstanding with the lowest distribution priority will be reduced by the amount of the excess.

CREDIT ENHANCEMENT

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.

Subordination

The senior certificates will have a distribution priority over the classes of subordinated certificates. Among the subordinated certificates offered by this free writing prospectus, the Class M Certificates will have a distribution priority over the Class B Certificates. Within the Class B Certificates, each class of certificates will have a distribution priority over those classes of certificates, if any, with a higher numerical designation.

Subordination is designed to provide the holders of certificates with a higher distribution priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans in a loan group first, to the subordinated certificates, beginning with the class of subordinated certificates then outstanding with the lowest distribution priority, and second to the senior certificates (other than the notional amount certificates) related to that loan group in accordance with the priorities set forth above under "-- Allocation of Realized Losses."

Additionally, as described above under "-- Principal Payments," unless certain conditions are met, the senior prepayment percentage related to a loan group
(which determines the allocation of the principal prepayments between the related senior certificates and the subordinated certificates) will equal or exceed the related senior percentage (which represents the applicable senior certificates' pro rata percentage interest in the mortgage loans in the related loan group). This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the related senior certificates which receive these unscheduled payments of principal while, in the absence of realized losses, increasing the interest in the principal balance of the mortgage loans in a loan group evidenced by the subordinated certificates. Increasing the respective interest of the subordinated certificates relative to that of the related senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates.

ADVANCES

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the master servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

                                      S-12

REPURCHASE, SUBSTITUTION AND PURCHASE OF MORTGAGE LOANS

The sellers may be required to repurchase, or substitute with a replacement mortgage loan, any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the certificateholders in that mortgage loan.

Additionally, the master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by 151 days or more.

Countrywide Home Loans, Inc. also will be obligated to purchase any mortgage loan with respect to which it has modified the mortgage rate at the request of the borrower.

The purchase price for any mortgage loans repurchased by a seller or purchased by the master servicer will generally be equal to the stated principal balance of the mortgage loan plus interest accrued at the applicable mortgage rate (and in the case of purchases by the master servicer, less the master servicing fee rate).

OPTIONAL TERMINATION

The master servicer may purchase all of the remaining assets of the issuing entity and retire all the outstanding classes of certificates on or after the distribution date on which the aggregate stated principal balance of the mortgage loans and any related real estate owned by the issuing entity is less than or equal to 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date.

TAX STATUS

For federal income tax purposes, the issuing entity will consist of one or more
REMICs: one or more underlying REMICs (if any) and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure (or the master REMIC if there are no underlying REMICs) will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The master REMIC will issue the several classes of certificates, which, other than the Class A-R
Certificates, will represent the regular interests in the master REMIC. The
Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interests in any underlying REMICs.

ERISA CONSIDERATIONS

The offered certificates (other than the Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement
Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue
Code of 1986, as amended, or by an entity investing the assets of such a benefit plan, so long as certain conditions are met.

LEGAL INVESTMENT

The senior certificates and the Class M Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984
as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. None of the other classes of offered certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

                                      S-13

                                THE MORTGAGE POOL

                                  LOAN GROUP 1

                            CURRENT MORTGAGE RATES(1)

                                                                                                                            WEIGHTED
                                                                                                 WEIGHTED                   AVERAGE
                                                                 % OF                            AVERAGE                    ORIGINAL
                               NUMBER OF      AGGREGATE        MORTGAGE         AVERAGE       REMAINING TERM    WEIGHTED    LOAN-TO-
                               MORTGAGE   PRINCIPAL BALANCE    LOANS IN    PRINCIPAL BALANCE   TO MATURITY    AVERAGE FICO   VALUE
CURRENT MORTGAGE RATE (%)        LOANS       OUTSTANDING     LOAN GROUP 1   OUTSTANDING($)       (MONTHS)     CREDIT SCORE  RATIO(%)
-----------------------------  ---------  -----------------  ------------  -----------------  --------------  ------------  --------

5.000........................       1     $      999,999.98      0.40%         999,999.98          355            692        56.09
5.750........................       3          4,407,153.81      1.76        1,469,051.27          360            719        70.62
5.875........................      12          7,714,290.33      3.07          642,857.53          358            663        76.03
6.000........................       6          4,098,043.75      1.63          683,007.29          359            680        66.44
6.125........................      10          6,509,640.00      2.59          650,964.00          360            676        71.16
6.250........................      21         13,291,096.86      5.30          632,909.37          359            708        74.33
6.375........................      33         29,281,652.02     11.67          887,322.79          359            717        71.14
6.500........................      30         18,445,099.00      7.35          614,836.63          360            711        76.37
6.625........................      30         23,078,693.50      9.20          769,289.78          360            714        72.01
6.750........................      40         34,903,622.83     13.91          872,590.57          359            709        72.70
6.875........................      47         36,342,144.25     14.48          773,237.11          360            714        74.21
7.000........................      19         13,878,829.00      5.53          730,464.68          360            701        73.41
7.095........................       1            449,674.31      0.18          449,674.31          359            720        90.00
7.125........................       8          6,074,803.78      2.42          759,350.47          360            696        75.40
7.250........................      19         15,746,315.28      6.27          828,753.44          360            718        70.84
7.375........................      13         10,949,977.62      4.36          842,305.97          360            724        77.45
7.500........................      13          8,784,518.00      3.50          675,732.15          360            690        75.11
7.625........................       6          3,231,466.00      1.29          538,577.67          359            732        76.71
7.750........................       7          5,718,950.00      2.28          816,992.86          360            733        77.61
7.875........................       5          2,881,653.00      1.15          576,330.60          360            704        77.90
8.000........................       7          4,179,613.52      1.67          597,087.65          360            694        79.25
                               ---------  -----------------  ------------
     TOTAL...................     331     $  250,967,236.84    100.00%
                               =========  =================  ============

___________
(1) Each lender acquired mortgage insurance mortgage loan is shown in the preceding table at the current mortgage rate net of the interest premium charged by the related lender. As of the cut-off date, the weighted average current mortgage rate of the group 1 mortgage loans (as so adjusted) was approximately 6.764% per annum. Without the adjustment, the weighted average current mortgage rate of the group 1 mortgage loans was approximately 6.765%
    per annum.

                                      S-14

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                 % OF
RANGE OF CURRENT               NUMBER OF      AGGREGATE        MORTGAGE         AVERAGE
MORTGAGE LOAN                   MORTGAGE  PRINCIPAL BALANCE    LOANS IN    PRINCIPAL BALANCE
PRINCIPAL BALANCES ($)           LOANS       OUTSTANDING     LOAN GROUP 1    OUTSTANDING($)
-----------------------------  ---------  -----------------  ------------  -----------------

400,000.01 - 450,000.00......      48     $   20,841,036.05      8.30%         434,188.25
450,000.01 - 500,000.00......      56         26,531,517.60     10.57          473,777.10
500,000.01 - 550,000.00......      40         21,027,777.31      8.38          525,694.43
550,000.01 - 600,000.00......      45         25,848,596.76     10.30          574,413.26
600,000.01 - 650,000.00......      35         22,472,857.28      8.95          642,081.64
650,000.01 - 700,000.00......       8          5,438,500.00      2.17          679,812.50
700,000.01 - 750,000.00......      10          7,331,572.00      2.92          733,157.20
750,000.01 -  1,000,000.00...      43         38,143,577.25     15.20          887,059.94
1,000,000.01 - 1,500,000.00..      19         24,475,460.41      9.75        1,288,182.13
1,500,000.01 - 2,000,000.00..      13         22,448,086.10      8.94        1,726,775.85
2,000,000.01 and Above ......      14         36,408,256.08     14.51        2,600,589.72
                               ---------  -----------------  ------------
     TOTAL...................     331     $  250,967,236.84    100.00%
                               =========  =================  ============

                                          WEIGHTED                 WEIGHTED
                               WEIGHTED    AVERAGE                 AVERAGE
                               AVERAGE    REMAINING   WEIGHTED     ORIGINAL
RANGE OF CURRENT               CURRENT     TERM TO     AVERAGE     LOAN-TO-
MORTGAGE LOAN                  MORTGAGE   MATURITY   FICO CREDIT    VALUE
PRINCIPAL BALANCES ($)         RATE(%)    (MONTHS)      SCORE      RATIO(%)
-----------------------------  --------   ---------  -----------   --------

400,000.01 - 450,000.00......   6.731        360         696         78.73
450,000.01 - 500,000.00......   6.720        360         706         78.53
500,000.01 - 550,000.00......   6.818        360         701         76.26
550,000.01 - 600,000.00......   6.748        360         705         76.28
600,000.01 - 650,000.00......   6.947        360         704         76.13
650,000.01 - 700,000.00......   6.799        360         722         73.41
700,000.01 - 750,000.00......   6.767        360         701         73.34
750,000.01 -  1,000,000.00...   6.735        359         700         72.31
1,000,000.01 - 1,500,000.00..   6.902        359         727         71.76
1,500,000.01 - 2,000,000.00..   6.719        360         714         70.93
2,000,000.01 and Above ......   6.651        359         722         65.90

     TOTAL...................

____________
(1) As of the cut-off date, the average current mortgage loan principal balance of the group 1 mortgage loans was approximately $758,209.

                                      S-15

                              FICO CREDIT SCORES(1)

                                                                 % OF
                               NUMBER OF      AGGREGATE        MORTGAGE         AVERAGE
                                MORTGAGE  PRINCIPAL BALANCE    LOANS IN    PRINCIPAL BALANCE
RANGE OF FICO CREDIT SCORES      LOANS       OUTSTANDING     LOAN GROUP 1    OUTSTANDING($)
-----------------------------  ---------  -----------------  ------------  -----------------

601-620......................       3     $    2,191,943.75      0.87%         730,647.92
621-640......................      18         11,549,098.95      4.60          641,616.61
641-660......................      29         23,630,845.13      9.42          814,856.73
661-680......................      50         31,089,273.87     12.39          621,785.48
681-700......................      59         37,175,194.81     14.81          630,088.05
701-720......................      63         53,925,284.98     21.49          855,956.90
721-740......................      31         27,232,858.50     10.85          878,479.31
741-760......................      35         26,943,469.81     10.74          769,813.42
761-780......................      25         18,556,793.81      7.39          742,271.75
781-800......................      14         15,487,723.23      6.17        1,106,265.95
801-820......................       3          1,784,750.00      0.71          594,916.67
Not Available................       1          1,400,000.00      0.56        1,400,000.00
                               ---------  -----------------  ------------
     TOTAL...................     331     $  250,967,236.84    100.00%
                               =========  =================  ============

                                          WEIGHTED                 WEIGHTED
                               WEIGHTED    AVERAGE                 AVERAGE
                               AVERAGE    REMAINING   WEIGHTED     ORIGINAL
                               CURRENT     TERM TO     AVERAGE     LOAN-TO-
                               MORTGAGE   MATURITY   FICO CREDIT    VALUE
RANGE OF FICO CREDIT SCORES    RATE(%)    (MONTHS)      SCORE      RATIO(%)
-----------------------------  --------   ---------  -----------   --------

601-620......................   6.224        358         616         79.59
621-640......................   6.530        359         632         75.33
641-660......................   6.834        360         652         68.56
661-680......................   6.784        360         670         73.61
681-700......................   6.641        360         691         75.00
701-720......................   6.770        360         710         73.83
721-740......................   6.887        360         730         74.32
741-760......................   6.780        360         751         71.88
761-780......................   6.932        360         769         74.35
781-800......................   6.801        359         790         74.76
801-820......................   6.438        360         807         75.67
Not Available................   6.250        357         N/A         70.00

     TOTAL...................

______________
(1) As of the cut-off date, the weighted average FICO Credit Score of the group
    1 mortgage loans was approximately 709.

                             DOCUMENTATION PROGRAMS

                                                                 % OF
                               NUMBER OF      AGGREGATE        MORTGAGE         AVERAGE
                                MORTGAGE  PRINCIPAL BALANCE    LOANS IN    PRINCIPAL BALANCE
DOCUMENTATION PROGRAMS           LOANS       OUTSTANDING     LOAN GROUP 1    OUTSTANDING($)
-----------------------------  ---------  -----------------  ------------  -----------------

CLUES Plus...................       4     $    2,311,998.95      0.92%         577,999.74
Full/Alternative.............      24         22,715,099.10      9.05          946,462.46
No Income/No Asset...........       4          2,294,284.28      0.91          573,571.07
Preferred....................       4          2,002,993.81      0.80          500,748.45
Reduced......................     292        219,714,860.70     87.55          752,448.15
Stated Income/Stated Asset...       3          1,928,000.00      0.77          642,666.67
                               ---------  -----------------  ------------
     TOTAL...................     331     $  250,967,236.84    100.00%
                               =========  =================  ============

                                          WEIGHTED                 WEIGHTED
                               WEIGHTED    AVERAGE                 AVERAGE
                               AVERAGE    REMAINING   WEIGHTED     ORIGINAL
                               CURRENT     TERM TO     AVERAGE     LOAN-TO-
                               MORTGAGE   MATURITY   FICO CREDIT    VALUE
DOCUMENTATION PROGRAMS         RATE(%)    (MONTHS)      SCORE      RATIO(%)
-----------------------------  --------   ---------  -----------   --------

CLUES Plus...................   6.119        359         630         77.76
Full/Alternative.............   6.260        359         692         75.33
No Income/No Asset...........   7.336        359         731         70.92
Preferred....................   6.041        359         761         76.71
Reduced......................   6.824        360         711         73.40
Stated Income/Stated Asset...   6.847        360         688         61.95

     TOTAL...................

                                      S-16

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                 % OF
RANGE OF                       NUMBER OF      AGGREGATE        MORTGAGE         AVERAGE
ORIGINAL LOAN-TO-VALUE RATIOS   MORTGAGE  PRINCIPAL BALANCE    LOANS IN    PRINCIPAL BALANCE
(%)                              LOANS       OUTSTANDING     LOAN GROUP 1    OUTSTANDING($)
-----------------------------  ---------  -----------------  ------------  -----------------

50.00 or Less................       8     $    7,950,000.00      3.17%         993,750.00
50.01 to 55.00...............       1          2,000,000.00      0.80        2,000,000.00
55.01 to 60.00...............       9         12,958,499.47      5.16        1,439,833.27
60.01 to 65.00...............      16         20,713,349.12      8.25        1,294,584.32
65.01 to 70.00...............      31         34,522,615.51     13.76        1,113,632.76
70.01 to 75.00...............      58         45,956,008.52     18.31          792,344.97
75.01 to 80.00...............     202        123,735,455.68     49.30          612,551.76
80.01 to 85.00...............       2            992,070.23      0.40          496,035.12
85.01 to 90.00...............       4          2,139,238.31      0.85          534,809.58
                               ---------  -----------------  ------------
     TOTAL...................     331     $  250,967,236.84    100.00%
                               =========  =================  ============

                                          WEIGHTED                 WEIGHTED
                               WEIGHTED    AVERAGE                  AVERAGE
                               AVERAGE    REMAINING   WEIGHTED     ORIGINAL
RANGE OF                       CURRENT     TERM TO     AVERAGE     LOAN-TO-
ORIGINAL LOAN-TO-VALUE RATIOS  MORTGAGE   MATURITY   FICO CREDIT     VALUE
(%)                            RATE(%)    (MONTHS)      SCORE      RATIO(%)
-----------------------------  --------   ---------  -----------   --------

50.00 or Less................   6.443        359         710         45.15
50.01 to 55.00...............   6.625        360         710         52.63
55.01 to 60.00...............   6.486        359         703         58.16
60.01 to 65.00...............   6.842        360         697         63.17
65.01 to 70.00...............   6.704        360         717         69.00
70.01 to 75.00...............   6.853        360         712         74.06
75.01 to 80.00...............   6.782        360         708         79.74
80.01 to 85.00...............   6.552        360         736         83.81
85.01 to 90.00...............   7.291        359         720         90.00

     TOTAL...................

____________
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the group 1 mortgage loans was approximately 73.53%.

(2) Does not take into account any secondary financing on the group 1 mortgage loans that may exist at the time of origination.

                                      S-17

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                 % OF
                               NUMBER OF      AGGREGATE        MORTGAGE         AVERAGE
                                MORTGAGE  PRINCIPAL BALANCE    LOANS IN    PRINCIPAL BALANCE
GEOGRAPHIC AREA                  LOANS       OUTSTANDING     LOAN GROUP 1    OUTSTANDING($)
-----------------------------  ---------  -----------------  ------------  -----------------

Arizona......................       7     $    8,121,615.08      3.24%       1,160,230.73
California...................     216        165,300,229.43     65.87          765,278.84
Colorado.....................       2          1,128,345.70      0.45          564,172.85
Connecticut..................       2          1,230,000.00      0.49          615,000.00
Florida......................      24         18,099,791.83      7.21          754,157.99
Georgia......................       2          3,548,625.00      1.41        1,774,312.50
Hawaii.......................       4          4,794,536.10      1.91        1,198,634.03
Idaho........................       2          1,567,926.36      0.62          783,963.18
Illinois.....................       4          3,072,699.00      1.22          768,174.75
Indiana......................       1            564,400.00      0.22          564,400.00
Maryland.....................       1            580,000.00      0.23          580,000.00
Massachusetts................      15          9,455,340.00      3.77          630,356.00
Michigan.....................       3          1,686,500.50      0.67          562,166.83
Minnesota....................       1            508,000.00      0.20          508,000.00
Nevada.......................      13          8,053,253.00      3.21          619,481.00
New Hampshire................       1            575,613.52      0.23          575,613.52
New Jersey...................       5          2,380,320.00      0.95          476,064.00
New Mexico...................       1            520,000.00      0.21          520,000.00
New York.....................       8          8,133,063.72      3.24        1,016,632.97
North Carolina...............       2            930,901.54      0.37          465,450.77
Oregon.......................       1            614,864.00      0.24          614,864.00
Pennsylvania.................       3          1,866,131.18      0.74          622,043.73
Utah.........................       1            551,200.00      0.22          551,200.00
Virginia.....................       7          3,827,014.88      1.52          546,716.41
Washington...................       3          2,094,866.00      0.83          698,288.67
Wisconsin....................       1            880,000.00      0.35          880,000.00
Wyoming......................       1            882,000.00      0.35          882,000.00
                               ---------  -----------------  ------------
     TOTAL...................     331     $  250,967,236.84    100.00%
                               =========  =================  ============

                                          WEIGHTED                 WEIGHTED
                               WEIGHTED    AVERAGE                  AVERAGE
                               AVERAGE    REMAINING   WEIGHTED     ORIGINAL
                               CURRENT     TERM TO     AVERAGE     LOAN-TO-
                               MORTGAGE   MATURITY   FICO CREDIT     VALUE
GEOGRAPHIC AREA                RATE(%)    (MONTHS)      SCORE      RATIO(%)
-----------------------------  --------   ---------  -----------   --------

Arizona......................   6.856        360         756         68.58
California...................   6.787        360         708         73.55
Colorado.....................   6.466        360         683         67.50
Connecticut..................   7.139        360         694         68.75
Florida......................   6.808        359         708         74.17
Georgia......................   6.634        358         689         63.87
Hawaii.......................   6.719        360         691         64.36
Idaho........................   6.012        358         681         72.30
Illinois.....................   6.762        360         692         75.70
Indiana......................   7.625        359         777         80.00
Maryland.....................   6.625        360         730         80.00
Massachusetts................   6.896        360         714         73.48
Michigan.....................   6.987        360         684         73.73
Minnesota....................   7.000        360         683         69.40
Nevada.......................   6.799        360         708         76.70
New Hampshire................   8.000        359         717         80.00
New Jersey...................   6.450        360         701         80.00
New Mexico...................   7.000        360         688         80.00
New York.....................   6.303        359         699         74.95
North Carolina...............   6.688        359         713         81.25
Oregon.......................   7.250        358         735         89.99
Pennsylvania.................   5.728        357         688         67.19
Utah.........................   6.375        360         770         80.00
Virginia.....................   6.799        359         720         79.42
Washington...................   6.811        360         761         77.17
Wisconsin....................   6.250        359         717         80.00
Wyoming......................   6.750        360         666         75.00

     TOTAL...................

_____________
(1) No more than approximately 2.128% of the group 1 mortgage loans were secured by mortgaged properties located in any one postal zip code area.

                                      S-18

                                  LOAN PURPOSE

                                                                 % OF
                               NUMBER OF      AGGREGATE        MORTGAGE         AVERAGE
                                MORTGAGE  PRINCIPAL BALANCE    LOANS IN    PRINCIPAL BALANCE
LOAN PURPOSE                     LOANS       OUTSTANDING     LOAN GROUP 1    OUTSTANDING($)
-----------------------------  ---------  -----------------  ------------  -----------------

Refinance (cash-out).........      74     $   58,191,279.72     23.19%         786,368.64
Purchase.....................     216        156,159,213.36     62.22          722,959.32
Refinance (rate/term)........      41         36,616,743.76     14.59          893,091.31
                               ---------  -----------------  ------------
     TOTAL...................     331     $  250,967,236.84    100.00%
                               =========  =================  ============

                                          WEIGHTED                 WEIGHTED
                               WEIGHTED    AVERAGE                  AVERAGE
                               AVERAGE    REMAINING   WEIGHTED     ORIGINAL
                               CURRENT     TERM TO     AVERAGE     LOAN-TO-
                               MORTGAGE   MATURITY   FICO CREDIT     VALUE
LOAN PURPOSE                   RATE(%)    (MONTHS)      SCORE      RATIO(%)
-----------------------------  --------   ---------  -----------   --------

Refinance (cash-out).........   6.772        360         696         69.48
Purchase.....................   6.796        360         716         75.42
Refinance (rate/term)........   6.624        359         698         71.89

     TOTAL...................

                          TYPES OF MORTGAGED PROPERTIES

                                                                 % OF
                               NUMBER OF      AGGREGATE        MORTGAGE         AVERAGE
                                MORTGAGE  PRINCIPAL BALANCE    LOANS IN    PRINCIPAL BALANCE
PROPERTY TYPE                    LOANS       OUTSTANDING     LOAN GROUP 1    OUTSTANDING($)
-----------------------------  ---------  -----------------  ------------  -----------------

2 to 4 Family Residence......      14     $   11,089,551.16      4.42%         792,110.80
High-rise Condominium........      15         15,285,922.97      6.09        1,019,061.53
Low-rise Condominium.........      20         10,965,790.00      4.37          548,289.50
Planned Unit Development.....      88         71,328,664.58     28.42          810,553.01
Single Family Residence......     194        142,297,308.13     56.70          733,491.28
                               ---------  -----------------  ------------
     TOTAL...................     331     $  250,967,236.84    100.00%
                               =========  =================  ============

                                          WEIGHTED                 WEIGHTED
                               WEIGHTED    AVERAGE                  AVERAGE
                               AVERAGE    REMAINING   WEIGHTED     ORIGINAL
                               CURRENT     TERM TO     AVERAGE     LOAN-TO-
                               MORTGAGE   MATURITY   FICO CREDIT     VALUE
PROPERTY TYPE                  RATE(%)    (MONTHS)      SCORE      RATIO(%)
-----------------------------  --------   ---------  -----------   --------

2 to 4 Family Residence......   7.023        360         725         74.76
High-rise Condominium........   6.475        359         734         74.87
Low-rise Condominium.........   6.754        360         705         78.99
Planned Unit Development.....   6.767        359         712         72.94
Single Family Residence......   6.777        360         704         73.17

     TOTAL...................

                                      S-19

                               OCCUPANCY TYPES(1)

                                                                 % OF
                               NUMBER OF      AGGREGATE        MORTGAGE         AVERAGE
                                MORTGAGE  PRINCIPAL BALANCE    LOANS IN    PRINCIPAL BALANCE
OCCUPANCY TYPE                   LOANS       OUTSTANDING     LOAN GROUP 1    OUTSTANDING($)
-----------------------------  ---------  -----------------  ------------  -----------------

Investment Property..........      43     $   29,685,634.00     11.83%         690,363.58
Primary Residence............     273        202,906,570.38     80.85          743,247.51
Secondary Residence..........      15         18,375,032.46      7.32        1,225,002.16
                               ---------  -----------------  ------------
     TOTAL...................     331     $  250,967,236.84    100.00%
                               =========  =================  ============

                                          WEIGHTED                 WEIGHTED
                               WEIGHTED    AVERAGE                  AVERAGE
                               AVERAGE    REMAINING   WEIGHTED     ORIGINAL
                               CURRENT     TERM TO     AVERAGE     LOAN-TO-
                               MORTGAGE   MATURITY   FICO CREDIT     VALUE
OCCUPANCY TYPE                 RATE(%)    (MONTHS)      SCORE      RATIO(%)
-----------------------------  --------   ---------  -----------   --------

Investment Property..........   7.155        360         734         74.04
Primary Residence............   6.716        360         705         73.90
Secondary Residence..........   6.678        359         718         68.63

     TOTAL...................

__________
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                                                                                           WEIGHTED
                                                                                                WEIGHTED                    AVERAGE
                                                                  % OF                          AVERAGE                    ORIGINAL
                                NUMBER OF      AGGREGATE        MORTGAGE         AVERAGE        CURRENT       WEIGHTED     LOAN-TO-
REMAINING TERM                   MORTGAGE  PRINCIPAL BALANCE    LOANS IN    PRINCIPAL BALANCE   MORTGAGE    AVERAGE FICO     VALUE
TO MATURITY (MONTHS)              LOANS       OUTSTANDING     LOAN GROUP 1   OUTSTANDING($)     RATE(%)     CREDIT SCORE   RATIO(%)
-----------------------------   ---------  -----------------  ------------  -----------------   --------    ------------   --------

360..........................      244     $  178,135,072.83     70.98%        730,061.77          6.823         709         74.10
359..........................       61         49,209,993.44     19.61         806,721.20          6.750         714         71.40
358..........................       17         15,649,922.72      6.24         920,583.69          6.600         708         73.62
357..........................        6          5,939,498.92      2.37         989,916.49          6.008         660         75.54
356..........................        2          1,032,748.95      0.41         516,374.48          6.073         692         79.99
355..........................        1            999,999.98      0.40         999,999.98          5.000         692         56.09
                                ---------  -----------------  ------------
     TOTAL...................      331     $  250,967,236.84    100.00%
                                =========  =================  ============

____________
(1) As of the cut-off date, the weighted average remaining term to maturity of the group 1 mortgage loans was approximately 360 months.

                                      S-20

                                  LOAN PROGRAMS

                                                                 % OF
                               NUMBER OF      AGGREGATE        MORTGAGE         AVERAGE
                                MORTGAGE  PRINCIPAL BALANCE    LOANS IN    PRINCIPAL BALANCE
LOAN PROGRAM                     LOANS       OUTSTANDING     LOAN GROUP 1    OUTSTANDING($)
-----------------------------  ---------  -----------------  ------------  -----------------

One-Year LIBOR...............     326     $  248,075,161.49     98.85%         760,966.75
One-Year CMT.................       5          2,892,075.35      1.15          578,415.07
                               ---------  -----------------  ------------
     TOTAL...................     331     $  250,967,236.84    100.00%
                               =========  =================  ============

                                          WEIGHTED                 WEIGHTED
                               WEIGHTED    AVERAGE                  AVERAGE
                               AVERAGE    REMAINING   WEIGHTED     ORIGINAL
                               CURRENT     TERM TO     AVERAGE     LOAN-TO-
                               MORTGAGE   MATURITY   FICO CREDIT     VALUE
LOAN PROGRAM                   RATE(%)    (MONTHS)      SCORE      RATIO(%)
-----------------------------  --------   ---------  -----------   --------

One-Year LIBOR...............   6.768        360         709         73.53
One-Year CMT.................   6.555        359         698         73.77

     TOTAL...................

                                GROSS MARGINS(1)

                                                                 % OF
                               NUMBER OF      AGGREGATE        MORTGAGE         AVERAGE
                                MORTGAGE  PRINCIPAL BALANCE    LOANS IN    PRINCIPAL BALANCE
GROSS MARGIN (%)                 LOANS       OUTSTANDING     LOAN GROUP 1    OUTSTANDING($)
-----------------------------  ---------  -----------------  ------------  -----------------

2.250........................     324     $  245,052,270.18     97.64%         756,334.17
2.625........................       1          2,573,217.00      1.03        2,573,217.00
2.750........................       5          2,892,075.35      1.15          578,415.07
2.875........................       1            449,674.31      0.18          449,674.31
                               ---------  -----------------  ------------
     TOTAL...................     331     $  250,967,236.84    100.00%
                               =========  =================  ============

                                          WEIGHTED                 WEIGHTED
                               WEIGHTED    AVERAGE                  AVERAGE
                               AVERAGE    REMAINING   WEIGHTED     ORIGINAL
                               CURRENT     TERM TO     AVERAGE     LOAN-TO-
                               MORTGAGE   MATURITY   FICO CREDIT     VALUE
GROSS MARGIN (%)               RATE(%)    (MONTHS)      SCORE      RATIO(%)
-----------------------------  --------   ---------  -----------   --------

2.250........................   6.766        360         709         73.54
2.625........................   6.750        358         711         69.55
2.750........................   6.555        359         698         73.77
2.875........................   7.625        359         720         90.00

     TOTAL...................

_____________
(1) As of the cut-off date, the weighted average gross margin of the group 1 mortgage loans was approximately 2.261%.

                                      S-21

                          INITIAL RATE ADJUSTMENT DATES

                                                                 % OF
                               NUMBER OF      AGGREGATE        MORTGAGE         AVERAGE
                                MORTGAGE  PRINCIPAL BALANCE    LOANS IN    PRINCIPAL BALANCE
INITIAL RATE ADJUSTMENT DATE     LOANS       OUTSTANDING     LOAN GROUP 1    OUTSTANDING($)
-----------------------------  ---------  -----------------  ------------  -----------------

October 1, 2012..............       1     $      999,999.98      0.40%         999,999.98
November 1, 2012.............       2          1,032,748.95      0.41          516,374.48
December 1, 2012.............       6          5,939,498.92      2.37          989,916.49
January 1, 2013..............      17         15,649,922.72      6.24          920,583.69
February 1, 2013.............      61         49,209,993.44     19.61          806,721.20
March 1, 2013................     200        143,273,974.83     57.09          716,369.87
April 1, 2013................      44         34,861,098.00     13.89          792,297.68
                               ---------  -----------------  ------------
     TOTAL...................     331     $  250,967,236.84    100.00%
                               =========  =================  ============

                                          WEIGHTED                 WEIGHTED
                               WEIGHTED    AVERAGE                  AVERAGE
                               AVERAGE    REMAINING   WEIGHTED     ORIGINAL
                               CURRENT     TERM TO     AVERAGE     LOAN-TO-
                               MORTGAGE   MATURITY   FICO CREDIT     VALUE
INITIAL RATE ADJUSTMENT DATE   RATE(%)    (MONTHS)      SCORE      RATIO(%)
-----------------------------  --------   ---------  -----------   --------

October 1, 2012..............   5.000        355         692         56.09
November 1, 2012.............   6.073        356         692         79.99
December 1, 2012.............   6.008        357         660         75.54
January 1, 2013..............   6.600        358         708         73.62
February 1, 2013.............   6.750        359         714         71.40
March 1, 2013................   6.827        360         709         74.26
April 1, 2013................   6.807        360         707         73.46

     TOTAL...................

                     MONTHS TO INITIAL RATE ADJUSTMENT DATE

                                                                 % OF
RANGE OF NUMBER OF MONTHS      NUMBER OF      AGGREGATE        MORTGAGE         AVERAGE
TO INITIAL RATE ADJUSTMENT      MORTGAGE  PRINCIPAL BALANCE    LOANS IN    PRINCIPAL BALANCE
DATE                             LOANS       OUTSTANDING     LOAN GROUP 1    OUTSTANDING($)
-----------------------------  ---------  -----------------  ------------  -----------------

79 - 84......................     331     $  250,967,236.84    100.00%         758,209.17
                               ---------  -----------------  ------------
     TOTAL...................     331     $  250,967,236.84    100.00%
                               =========  =================  ============

                                          WEIGHTED                 WEIGHTED
                               WEIGHTED    AVERAGE                  AVERAGE
                               AVERAGE    REMAINING   WEIGHTED     ORIGINAL
RANGE OF NUMBER OF MONTHS      CURRENT     TERM TO     AVERAGE     LOAN-TO-
TO INITIAL RATE ADJUSTMENT     MORTGAGE   MATURITY   FICO CREDIT     VALUE
DATE                           RATE(%)    (MONTHS)      SCORE      RATIO(%)
-----------------------------  --------   ---------  -----------   --------

79 - 84......................   6.765        360         709         73.53

     TOTAL...................

                                      S-22

                            MAXIMUM MORTGAGE RATES(1)

                                                                 % OF
                               NUMBER OF      AGGREGATE        MORTGAGE         AVERAGE
                                MORTGAGE  PRINCIPAL BALANCE    LOANS IN    PRINCIPAL BALANCE
MAXIMUM MORTGAGE RATE (%)        LOANS       OUTSTANDING     LOAN GROUP 1    OUTSTANDING($)
-----------------------------  ---------  -----------------  ------------  -----------------

10.000.......................       1     $      999,999.98      0.40%         999,999.98
10.750.......................       3          4,407,153.81      1.76        1,469,051.27
10.875.......................      12          7,714,290.33      3.07          642,857.53
11.000.......................       6          4,098,043.75      1.63          683,007.29
11.125.......................      10          6,509,640.00      2.59          650,964.00
11.250.......................      21         13,291,096.86      5.30          632,909.37
11.375.......................      33         29,281,652.02     11.67          887,322.79
11.500.......................      30         18,445,099.00      7.35          614,836.63
11.625.......................      30         23,078,693.50      9.20          769,289.78
11.750.......................      40         34,903,622.83     13.91          872,590.57
11.875.......................      47         36,342,144.25     14.48          773,237.11
12.000.......................      19         13,878,829.00      5.53          730,464.68
12.125.......................       8          6,074,803.78      2.42          759,350.47
12.250.......................      19         15,746,315.28      6.27          828,753.44
12.375.......................      13         10,949,977.62      4.36          842,305.97
12.500.......................      13          8,784,518.00      3.50          675,732.15
12.625.......................       7          3,681,140.31      1.47          525,877.19
12.750.......................       7          5,718,950.00      2.28          816,992.86
12.875.......................       5          2,881,653.00      1.15          576,330.60
13.000.......................       7          4,179,613.52      1.67          597,087.65
                               ---------  -----------------  ------------
     TOTAL...................     331     $  250,967,236.84    100.00%
                               =========  =================  ============

                                          WEIGHTED                 WEIGHTED
                               WEIGHTED    AVERAGE                  AVERAGE
                               AVERAGE    REMAINING   WEIGHTED     ORIGINAL
                               CURRENT     TERM TO     AVERAGE     LOAN-TO-
                               MORTGAGE   MATURITY   FICO CREDIT     VALUE
MAXIMUM MORTGAGE RATE (%)      RATE(%)    (MONTHS)      SCORE      RATIO(%)
-----------------------------  --------   ---------  -----------   --------

10.000.......................   5.000        355         692         56.09
10.750.......................   5.750        360         719         70.62
10.875.......................   5.875        358         663         76.03
11.000.......................   6.000        359         680         66.44
11.125.......................   6.125        360         676         71.16
11.250.......................   6.250        359         708         74.33
11.375.......................   6.375        359         717         71.14
11.500.......................   6.500        360         711         76.37
11.625.......................   6.625        360         714         72.01
11.750.......................   6.750        359         709         72.70
11.875.......................   6.875        360         714         74.21
12.000.......................   7.000        360         701         73.41
12.125.......................   7.125        360         696         75.40
12.250.......................   7.250        360         718         70.84
12.375.......................   7.375        360         724         77.45
12.500.......................   7.500        360         690         75.11
12.625.......................   7.625        359         730         78.33
12.750.......................   7.750        360         733         77.61
12.875.......................   7.875        360         704         77.90
13.000.......................   8.000        360         694         79.25

     TOTAL...................

____________
(1) As of the cut-off date, the weighted average maximum mortgage rate of the group 1 mortgage loans was approximately 11.765% per annum.

                                      S-23

                            INITIAL PERIODIC RATE CAP

                                                                 % OF
                               NUMBER OF      AGGREGATE        MORTGAGE         AVERAGE
                                MORTGAGE  PRINCIPAL BALANCE    LOANS IN    PRINCIPAL BALANCE
INITIAL PERIODIC RATE CAP (%)    LOANS       OUTSTANDING     LOAN GROUP 1    OUTSTANDING($)
-----------------------------  ---------  -----------------  ------------  -----------------

5.000........................     331     $  250,967,236.84    100.00%         758,209.17
                               ---------  -----------------  ------------
     TOTAL...................     331     $  250,967,236.84    100.00%
                               =========  =================  ============

                                          WEIGHTED                 WEIGHTED
                               WEIGHTED    AVERAGE                  AVERAGE
                               AVERAGE    REMAINING   WEIGHTED     ORIGINAL
                               CURRENT     TERM TO     AVERAGE     LOAN-TO-
                               MORTGAGE   MATURITY   FICO CREDIT     VALUE
INITIAL PERIODIC RATE CAP (%)  RATE(%)    (MONTHS)      SCORE      RATIO(%)
-----------------------------  --------   ---------  -----------   --------

5.000........................   6.765        360         709         73.53

     TOTAL...................

                          SUBSEQUENT PERIODIC RATE CAP

                                                                 % OF
                               NUMBER OF      AGGREGATE        MORTGAGE         AVERAGE
SUBSEQUENT PERIODIC             MORTGAGE  PRINCIPAL BALANCE    LOANS IN    PRINCIPAL BALANCE
  RATE CAP (%)                   LOANS       OUTSTANDING     LOAN GROUP 1    OUTSTANDING($)
-----------------------------  ---------  -----------------  ------------  -----------------

2.000........................     331     $  250,967,236.84    100.00%         758,209.17
                               ---------  -----------------  ------------
     TOTAL...................     331     $  250,967,236.84    100.00%
                               =========  =================  ============

                                          WEIGHTED                 WEIGHTED
                               WEIGHTED    AVERAGE                  AVERAGE
                               AVERAGE    REMAINING   WEIGHTED     ORIGINAL
                               CURRENT     TERM TO     AVERAGE     LOAN-TO-
SUBSEQUENT PERIODIC            MORTGAGE   MATURITY   FICO CREDIT     VALUE
  RATE CAP (%)                 RATE(%)    (MONTHS)      SCORE      RATIO(%)
-----------------------------  --------   ---------  -----------   --------

2.000........................   6.765        360         709         73.53

     TOTAL...................

                                      S-24

                            MINIMUM MORTGAGE RATES(1)

                                                                 % OF
                               NUMBER OF      AGGREGATE        MORTGAGE         AVERAGE
                                MORTGAGE  PRINCIPAL BALANCE    LOANS IN    PRINCIPAL BALANCE
MINIMUM MORTGAGE RATE (%)        LOANS       OUTSTANDING     LOAN GROUP 1    OUTSTANDING($)
-----------------------------  ---------  -----------------  ------------  -----------------

2.250........................     324     $  245,052,270.18     97.64%         756,334.17
2.625........................       1          2,573,217.00      1.03        2,573,217.00
2.750........................       5          2,892,075.35      1.15          578,415.07
2.875........................       1            449,674.31      0.18          449,674.31
                               ---------  -----------------  ------------
     TOTAL...................     331     $  250,967,236.84    100.00%
                               =========  =================  ============

                                          WEIGHTED                 WEIGHTED
                               WEIGHTED    AVERAGE                  AVERAGE
                               AVERAGE    REMAINING   WEIGHTED     ORIGINAL
                               CURRENT     TERM TO     AVERAGE     LOAN-TO-
                               MORTGAGE   MATURITY   FICO CREDIT     VALUE
MINIMUM MORTGAGE RATE (%)      RATE(%)    (MONTHS)      SCORE      RATIO(%)
-----------------------------  --------   ---------  -----------   --------

2.250........................   6.766        360         709         73.54
2.625........................   6.750        358         711         69.55
2.750........................   6.555        359         698         73.77
2.875........................   7.625        359         720         90.00

     TOTAL...................

_____________
(1) As of the cut-off date, the weighted average minimum mortgage rate of the group 1 mortgage loans was approximately 2.261% per annum.

                      INTEREST-ONLY PERIODS AT ORIGINATION

                                                                 % OF
                               NUMBER OF      AGGREGATE        MORTGAGE         AVERAGE
INTEREST-ONLY PERIOD            MORTGAGE  PRINCIPAL BALANCE    LOANS IN    PRINCIPAL BALANCE
(MONTHS)                         LOANS       OUTSTANDING     LOAN GROUP 1    OUTSTANDING($)
-----------------------------  ---------  -----------------  ------------  -----------------

0............................      30     $   19,733,498.47      7.86%         657,783.28
84...........................     297        227,969,738.37     90.84          767,574.88
120..........................       4          3,264,000.00      1.30          816,000.00
                               ---------  -----------------  ------------
     TOTAL...................     331     $  250,967,236.84    100.00%
                               =========  =================  ============

                                          WEIGHTED                 WEIGHTED
                               WEIGHTED    AVERAGE                  AVERAGE
                               AVERAGE    REMAINING   WEIGHTED     ORIGINAL
                               CURRENT     TERM TO     AVERAGE     LOAN-TO-
INTEREST-ONLY PERIOD           MORTGAGE   MATURITY   FICO CREDIT     VALUE
(MONTHS)                       RATE(%)    (MONTHS)      SCORE      RATIO(%)
-----------------------------  --------   ---------  -----------   --------

0............................   6.754        359         695         73.42
84...........................   6.760        360         710         73.47
120..........................   7.209        360         703         78.13

     TOTAL...................

                                      S-25

                    PREPAYMENT CHARGE PERIODS AT ORIGINATION

                                                                 % OF
                               NUMBER OF      AGGREGATE        MORTGAGE         AVERAGE
PREPAYMENT CHARGE               MORTGAGE  PRINCIPAL BALANCE    LOANS IN    PRINCIPAL BALANCE
PERIOD (MONTHS)                  LOANS       OUTSTANDING     LOAN GROUP 1    OUTSTANDING($)
-----------------------------  ---------  -----------------  ------------  -----------------

0............................     204     $  155,164,207.04     61.83%         760,608.86
6............................       1            650,000.00      0.26          650,000.00
12...........................     102         74,211,368.81     29.57          727,562.44
36...........................      14         11,831,359.83      4.71          845,097.13
60...........................      10          9,110,301.16      3.63          911,030.12
                               ---------  -----------------  ------------
     TOTAL...................     331     $  250,967,236.84    100.00%
                               =========  =================  ============

                                          WEIGHTED                 WEIGHTED
                               WEIGHTED    AVERAGE                  AVERAGE
                               AVERAGE    REMAINING   WEIGHTED     ORIGINAL
                               CURRENT     TERM TO     AVERAGE     LOAN-TO-
PREPAYMENT CHARGE              MORTGAGE   MATURITY   FICO CREDIT     VALUE
PERIOD (MONTHS)                RATE(%)    (MONTHS)      SCORE      RATIO(%)
-----------------------------  --------   ---------  -----------   --------

0............................   6.822        360         708         72.95
6............................   6.750        359         624         66.67
12...........................   6.649        360         713         74.60
36...........................   6.659        360         707         74.74
60...........................   6.877        359         712         73.68

     TOTAL...................

                                      S-26

                                  LOAN GROUP 2

                            CURRENT MORTGAGE RATES(1)

                                                                                                                            WEIGHTED
                                                                                                 WEIGHTED                   AVERAGE
                                                                 % OF                            AVERAGE                    ORIGINAL
                               NUMBER OF      AGGREGATE        MORTGAGE         AVERAGE       REMAINING TERM    WEIGHTED    LOAN-TO-
                                MORTGAGE  PRINCIPAL BALANCE    LOANS IN    PRINCIPAL BALANCE   TO MATURITY    AVERAGE FICO   VALUE
CURRENT MORTGAGE RATE (%)        LOANS       OUTSTANDING     LOAN GROUP 2    OUTSTANDING($)      (MONTHS)     CREDIT SCORE  RATIO(%)
-----------------------------  ---------  -----------------  ------------  -----------------  --------------  ------------  --------

5.125........................       1     $      152,920.00      0.15%        152,920.00            360            690       80.00
5.250........................       1            167,000.00      0.17         167,000.00            360            671       45.38
5.375........................       2            795,387.56      0.79         397,693.78            359            696       80.00
5.500........................       6          1,327,760.84      1.32         221,293.47            355            732       71.12
5.625........................       2            373,700.00      0.37         186,850.00            355            687       67.47
5.720........................       1            355,000.00      0.35         355,000.00            360            674       82.75
5.750........................      15          4,099,077.57      4.09         273,271.84            359            735       76.65
5.780........................       1            280,800.00      0.28         280,800.00            360            678       90.00
5.875........................      19          4,745,735.01      4.73         249,775.53            359            711       74.36
6.000........................      19          4,990,125.00      4.98         262,638.16            359            724       80.15
6.005........................       1            215,947.50      0.22         215,947.50            356            631       90.00
6.030........................       1            135,000.00      0.13         135,000.00            360            722       90.00
6.125........................      34          9,435,516.33      9.41         277,515.19            359            713       76.97
6.250........................      32          8,110,372.54      8.09         253,449.14            360            707       72.89
6.270........................       1            221,000.00      0.22         221,000.00            359            681       89.84
6.375........................      52         13,565,032.78     13.53         260,866.02            360            730       71.70
6.395........................       1            306,655.22      0.31         306,655.22            354            648       87.71
6.420........................       1            261,000.00      0.26         261,000.00            360            745       90.00
6.500........................      56         13,918,954.71     13.88         248,552.76            360            721       71.85
6.585........................       1            164,421.54      0.16         164,421.54            357            690       90.00
6.625........................      30          6,596,567.00      6.58         219,885.57            360            724       77.35
6.750........................      35          7,933,272.68      7.91         226,664.93            360            714       76.28
6.795........................       1            132,050.00      0.13         132,050.00            358            767       95.00
6.875........................      36          7,336,002.29      7.32         203,777.84            360            719       74.94
7.000........................      14          2,039,491.00      2.03         145,677.93            359            738       70.93
7.035........................       1            208,389.13      0.21         208,389.13            356            705       95.00
7.105........................       1            184,567.00      0.18         184,567.00            360            699       95.00
7.110........................       1            379,800.00      0.38         379,800.00            358            760       89.41
7.125........................      11          2,311,254.00      2.31         210,114.00            360            691       79.80
7.250........................      10          2,060,155.00      2.05         206,015.50            360            716       79.74
7.375........................      12          2,545,214.00      2.54         212,101.17            360            711       78.73

                                      S-27

                                                                                                                            WEIGHTED
                                                                                                 WEIGHTED                   AVERAGE
                                                                 % OF                            AVERAGE                    ORIGINAL
                               NUMBER OF      AGGREGATE        MORTGAGE         AVERAGE       REMAINING TERM    WEIGHTED    LOAN-TO-
                                MORTGAGE  PRINCIPAL BALANCE    LOANS IN    PRINCIPAL BALANCE   TO MATURITY    AVERAGE FICO   VALUE
CURRENT MORTGAGE RATE (%)        LOANS       OUTSTANDING     LOAN GROUP 2    OUTSTANDING($)      (MONTHS)     CREDIT SCORE  RATIO(%)
-----------------------------  ---------  -----------------  ------------  -----------------  --------------  ------------  --------

7.500........................      14          2,965,831.00      2.96         211,845.07            360            712       77.02
7.625........................       5          1,154,751.00      1.15         230,950.20            360            700       80.00
7.750........................       1            520,000.00      0.52         520,000.00            360            736       80.00
7.845........................       1            188,942.13      0.19         188,942.13            356            714       90.00
8.250........................       1             81,000.00      0.08          81,000.00            359            706       90.00
                               ---------  -----------------  ------------
     TOTAL...................     421     $  100,258,692.83    100.00%
                               =========  =================  ============

_____________
(1) Each lender acquired mortgage insurance mortgage loan is shown in the preceding table at the current mortgage rate net of the interest premium charged by the related lender. As of the cut-off date, the weighted average current mortgage rate of the group 2 mortgage loans (as so adjusted) was approximately 6.481% per annum. Without the adjustment, the weighted average current mortgage rate of the group 2 mortgage loans was approximately 6.496%
    per annum.

                                      S-28

                                 CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                              % OF
RANGE OF CURRENT                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
MORTGAGE LOAN                          MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
PRINCIPAL BALANCES ($)                   LOANS           OUTSTANDING      LOAN GROUP 2     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

     0.01 -   50,000.00..........           4        $        163,850.00       0.16%          40,962.50
 50,000.01 - 100,000.00..........          24               1,967,537.66       1.96           81,980.74
100,000.01 - 150,000.00..........          87              10,860,940.98      10.83          124,838.40
150,000.01 - 200,000.00..........          71              12,158,709.71      12.13          171,249.43
200,000.01 - 250,000.00..........          58              13,055,259.92      13.02          225,090.69
250,000.01 - 300,000.00..........          52              14,416,950.29      14.38          277,249.04
300,000.01 - 350,000.00..........          41              13,325,934.51      13.29          325,022.79
350,000.01 - 400,000.00..........          54              20,547,705.22      20.49          380,513.06
400,000.01 - 450,000.00..........          21               8,727,529.56       8.71          415,596.65
450,000.01 - 500,000.00..........           3               1,436,374.98       1.43          478,791.66
500,000.01 - 550,000.00..........           1                 520,000.00       0.52          520,000.00
550,000.01 - 600,000.00..........           3               1,781,900.00       1.78          593,966.67
600,000.01 - 650,000.00..........           1                 640,000.00       0.64          640,000.00
650,000.01 - 700,000.00..........           1                 656,000.00       0.65          656,000.00
                                       ---------     -------------------  ------------
     TOTAL.......................         421        $    100,258,692.83     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
RANGE OF CURRENT                       CURRENT       TERM TO        FICO         LOAN-TO-
MORTGAGE LOAN                          MORTGAGE     MATURITY       CREDIT         VALUE
PRINCIPAL BALANCES ($)                 RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

     0.01 -   50,000.00..........       6.996          360           720          57.86
 50,000.01 - 100,000.00..........       6.705          358           725          79.45
100,000.01 - 150,000.00..........       6.638          359           728          78.41
150,000.01 - 200,000.00..........       6.669          359           722          75.53
200,000.01 - 250,000.00..........       6.471          359           721          76.13
250,000.01 - 300,000.00..........       6.488          360           708          75.82
300,000.01 - 350,000.00..........       6.361          359           713          73.40
350,000.01 - 400,000.00..........       6.360          360           729          73.95
400,000.01 - 450,000.00..........       6.379          360           705          73.24
450,000.01 - 500,000.00..........       6.875          359           695          79.19
500,000.01 - 550,000.00..........       7.750          360           736          80.00
550,000.01 - 600,000.00..........       6.292          360           684          79.99
600,000.01 - 650,000.00..........       7.250          360           707          80.00
650,000.01 - 700,000.00..........       7.375          360           710          80.00

     TOTAL.......................

_________________
(1)   As of the cut-off date, the average current mortgage loan principal balance of the group 2 mortgage loans was approximately $238,144.

                                      S-29

                              FICO CREDIT SCORES(1)

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
RANGE OF FICO CREDIT                   MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
SCORES                                   LOANS           OUTSTANDING      LOAN GROUP 2      OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

621-640..........................          15        $      3,641,888.16       3.63%         242,792.54
641-660..........................          30               7,660,568.64       7.64          255,352.29
661-680..........................          43              10,709,752.95      10.68          249,064.02
681-700..........................          54              13,863,833.10      13.83          256,737.65
701-720..........................          78              18,795,121.75      18.75          240,963.10
721-740..........................          48              12,278,603.49      12.25          255,804.24
741-760..........................          58              12,794,349.17      12.76          220,592.23
761-780..........................          56              11,859,303.66      11.83          211,773.28
781-800..........................          29               6,549,575.00       6.53          225,847.41
801-820..........................           9               2,005,796.91       2.00          222,866.32
Not Available....................           1                  99,900.00       0.10           99,900.00
                                       ---------     -------------------  ------------
     TOTAL.......................         421        $    100,258,692.83     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED        AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
RANGE OF FICO CREDIT                   MORTGAGE     MATURITY       CREDIT          VALUE
SCORES                                 RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

621-640..........................       6.560          359           632          78.40
641-660..........................       6.436          359           653          77.10
661-680..........................       6.410          360           671          75.96
681-700..........................       6.581          360           690          78.07
701-720..........................       6.581          359           710          76.82
721-740..........................       6.392          359           732          75.36
741-760..........................       6.473          360           750          75.74
761-780..........................       6.528          360           769          71.49
781-800..........................       6.452          360           790          70.61
801-820..........................       6.385          359           808          66.69
Not Available....................       7.000          356           N/A          66.64
     TOTAL.......................

_______________
(1)   As of the cut-off date, the Weighted Average FICO Credit Score of the group 2 mortgage loans was approximately 718.

                                      S-30

                             DOCUMENTATION PROGRAMS

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
DOCUMENTATION PROGRAMS                   LOANS           OUTSTANDING      LOAN GROUP 2     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

CLUES Plus.......................           9        $      1,418,007.00       1.41%         157,556.33
Full/Alternative.................         179              39,155,604.26      39.05          218,746.39
No Income/No Asset...............           8               1,302,267.97       1.30          162,783.50
Preferred........................         111              30,259,624.41      30.18          272,609.23
Reduced..........................         108              26,775,088.70      26.71          247,917.49
Stated Income/Stated Asset.......           4               1,125,915.49       1.12          281,478.87
Streamlined......................           2                 222,185.00       0.22          111,092.50
                                       ---------     -------------------  ------------
     TOTAL.......................         421        $    100,258,692.83     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
                                       MORTGAGE     MATURITY       CREDIT         VALUE
DOCUMENTATION PROGRAMS                 RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

CLUES Plus.......................        6.389          355           706          82.69
Full/Alternative.................        6.355          359           712          76.69
No Income/No Asset...............        6.858          359           728          74.22
Preferred........................        6.395          360           748          72.44
Reduced..........................        6.792          360           695          76.67
Stated Income/Stated Asset.......        6.865          359           672          73.79
Streamlined......................        6.039          360           649          73.94

     TOTAL.......................

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
RANGE OF                               MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
ORIGINAL LOAN-TO-VALUE RATIOS (%)        LOANS           OUTSTANDING      LOAN GROUP 2      OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

50.00 or Less....................          22        $      5,235,431.13       5.22%         237,974.14
50.01 to 55.00...................           7               2,167,000.00       2.16          309,571.43
55.01 to 60.00...................          12               3,225,027.31       3.22          268,752.28
60.01 to 65.00...................          12               2,971,771.29       2.96          247,647.61
65.01 to 70.00...................          25               7,011,496.91       6.99          280,459.88
70.01 to 75.00...................          25               5,911,553.66       5.90          236,462.15
75.01 to 80.00...................         288              68,250,241.01      68.07          236,980.00
80.01 to 85.00...................           2                 580,000.00       0.58          290,000.00
85.01 to 90.00...................          16               2,691,865.39       2.68          168,241.59
90.01 to 95.00...................          12               2,214,306.13       2.21          184,525.51
                                       ---------     -------------------  ------------
     TOTAL.......................         421        $    100,258,692.83     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
RANGE OF                               MORTGAGE     MATURITY       CREDIT         VALUE
ORIGINAL LOAN-TO-VALUE RATIOS (%)      RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

50.00 or Less....................       6.366          360           747          41.65
50.01 to 55.00...................       6.388          360           735          52.63
55.01 to 60.00...................       6.415          360           751          57.60
60.01 to 65.00...................       6.597          360           732          62.68
65.01 to 70.00...................       6.421          360           730          68.46
70.01 to 75.00...................       6.452          360           700          73.67
75.01 to 80.00...................       6.496          359           714          79.73
80.01 to 85.00...................       5.855          357           667          82.74
85.01 to 90.00...................       6.944          357           703          89.64
90.01 to 95.00...................       6.861          359           729          94.99

     TOTAL.......................

________________
(1)   As of the cut-off date, the weighted average original Loan-to-Value Ratio of the group 2 mortgage loans was approximately 75.42%.

(2)   Does not take into account any secondary financing on the group 2 mortgage loans that may exist at the time of origination.

                                      S-31

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
GEOGRAPHIC AREA                          LOANS           OUTSTANDING      LOAN GROUP 2     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

Alabama..........................           5        $        541,848.12       0.54%         108,369.62
Arizona..........................          12               2,496,461.47       2.49          208,038.46
California.......................         125              40,466,938.18      40.36          323,735.51
Colorado.........................          18               4,868,660.00       4.86          270,481.11
District Of Columbia.............           1                 232,000.00       0.23          232,000.00
Florida..........................         121              22,231,218.39      22.17          183,729.08
Georgia..........................          10               1,756,011.91       1.75          175,601.19
Hawaii...........................           5               2,300,200.00       2.29          460,040.00
Idaho............................           6                 749,457.00       0.75          124,909.50
Indiana..........................           1                  52,839.00       0.05           52,839.00
Kansas...........................           1                  43,650.00       0.04           43,650.00
Kentucky.........................           3                 400,520.00       0.40          133,506.67
Louisiana........................           1                 128,000.00       0.13          128,000.00
Maine............................           1                 199,800.00       0.20          199,800.00
Maryland.........................           8               1,921,567.50       1.92          240,195.94
Massachusetts....................           1                 206,000.00       0.21          206,000.00
Michigan.........................           1                 112,500.00       0.11          112,500.00
Minnesota........................           3                 579,200.00       0.58          193,066.67
Mississippi......................           1                  35,000.00       0.03           35,000.00
Missouri.........................           1                 104,000.00       0.10          104,000.00
Montana..........................           3                 438,421.54       0.44          146,140.51
Nebraska.........................           1                 379,800.00       0.38          379,800.00
Nevada...........................           8               1,837,780.00       1.83          229,722.50
New Hampshire....................           1                 156,800.00       0.16          156,800.00
New Jersey.......................           4               1,563,000.00       1.56          390,750.00
New Mexico.......................           1                 119,120.00       0.12          119,120.00
New York.........................           4               1,517,874.98       1.51          379,468.75
North Carolina...................           1                 380,000.00       0.38          380,000.00
Ohio.............................           9               1,334,810.78       1.33          148,312.31
Oregon...........................           1                 108,760.84       0.11          108,760.84
Pennsylvania.....................           6                 981,675.00       0.98          163,612.50
South Carolina...................           2                 406,400.00       0.41          203,200.00
Tennessee........................           3                 516,556.01       0.52          172,185.34

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
                                       MORTGAGE     MATURITY       CREDIT         VALUE
GEOGRAPHIC AREA                        RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

Alabama..........................       6.673          357           715          83.66
Arizona..........................       6.701          360           711          81.28
California.......................       6.394          360           718          72.50
Colorado.........................       6.396          360           721          78.79
District Of Columbia.............       5.875          360           634          80.00
Florida..........................       6.756          359           723          78.47
Georgia..........................       6.287          359           737          76.31
Hawaii...........................       6.564          360           724          73.81
Idaho............................       6.819          360           723          76.96
Indiana..........................       5.875          360           697          90.00
Kansas...........................       6.625          360           654          90.00
Kentucky.........................       6.037          359           710          76.58
Louisiana........................       6.750          360           761          80.00
Maine............................       5.875          360           661          79.92
Maryland.........................       6.265          359           717          76.88
Massachusetts....................       6.250          360           732          80.00
Michigan.........................       6.875          360           772          75.00
Minnesota........................       6.352          360           688          73.84
Mississippi......................       7.250          360           626          38.46
Missouri.........................       6.500          360           690          80.00
Montana..........................       6.901          357           722          83.75
Nebraska.........................       7.500          358           760          89.41
Nevada...........................       6.290          360           713          75.14
New Hampshire....................       6.750          360           673          80.00
New Jersey.......................       6.309          360           684          79.75
New Mexico.......................       6.625          359           777          80.00
New York.........................       6.816          359           709          74.97
North Carolina...................       6.750          360           694          51.35
Ohio.............................       6.714          359           722          80.61
Oregon...........................       5.500          358           724          48.66
Pennsylvania.....................       6.205          359           722          74.40
South Carolina...................       6.264          360           675          80.00
Tennessee........................       6.234          359           659          78.68

                                      S-32

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
GEOGRAPHIC AREA                          LOANS           OUTSTANDING      LOAN GROUP 2     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

Texas............................          17               2,469,848.55       2.46          145,285.21
Utah.............................           4                 703,989.13       0.70          175,997.28
Virginia.........................          15               4,194,245.77       4.18          279,616.38
Washington.......................          14               3,229,738.66       3.22          230,695.62
Wisconsin........................           1                 328,000.00       0.33          328,000.00
Wyoming..........................           1                 166,000.00       0.17          166,000.00
                                       ---------     -------------------  ------------
     TOTAL.......................         421        $    100,258,692.83     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
                                       MORTGAGE     MATURITY       CREDIT         VALUE
GEOGRAPHIC AREA                        RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

Texas............................       6.405          359           726          77.49
Utah.............................       6.935          359           750          84.36
Virginia.........................       6.239          359           707          72.87
Washington.......................       6.577          360           712          73.26
Wisconsin........................       5.500          351           722          80.00
Wyoming..........................       6.375          360           714          79.81

     TOTAL.......................

________________________
(1)   No more than approximately 1.624% of the group 2 mortgage loans were secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
LOAN PURPOSE                             LOANS           OUTSTANDING      LOAN GROUP 2     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

Refinance (cash-out).............         127        $     32,943,638.72      32.86%         259,398.73
Purchase.........................         262              59,108,068.00      58.96          225,603.31
Refinance (rate/term)............          32               8,206,986.11       8.19          256,468.32
                                       ---------     -------------------  ------------
     TOTAL.......................         421        $    100,258,692.83     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
                                       MORTGAGE     MATURITY       CREDIT         VALUE
LOAN PURPOSE                           RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

Refinance (cash-out).............       6.418          359           705          70.46
Purchase.........................       6.564          360           727          78.28
Refinance (rate/term)............       6.321          359           708          74.68

     TOTAL.......................

                                      S-33

                          TYPES OF MORTGAGED PROPERTIES

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
PROPERTY TYPE                            LOANS           OUTSTANDING      LOAN GROUP 2      OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

2 to 4 Family Residence..........          14       $       5,476,049.98       5.46%         391,146.43
High-rise Condominium............          17               4,028,050.00       4.02          236,944.12
Low-rise Condominium.............         105              22,871,294.47      22.81          217,821.85
Planned Unit Development.........         100              23,410,017.88      23.35          234,100.18
Single Family Residence..........         185              44,473,280.50      44.36          240,396.11
                                       ---------     -------------------  ------------
     TOTAL.......................         421       $     100,258,692.83     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
                                       MORTGAGE     MATURITY       CREDIT         VALUE
PROPERTY TYPE                          RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

2 to 4 Family Residence..........       6.826          360           704          77.51
High-rise Condominium............       6.883          360           729          77.43
Low-rise Condominium.............       6.466          359           728          79.25
Planned Unit Development.........       6.473          359           716          76.92
Single Family Residence..........       6.447          360           715          72.21

     TOTAL.......................

                               OCCUPANCY TYPES(1)

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
OCCUPANCY TYPE                           LOANS           OUTSTANDING      LOAN GROUP 2      OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

Investment Property..............          90        $     15,447,808.00      15.41%         171,642.31
Primary Residence................         291              75,031,075.83      74.84          257,838.75
Secondary Residence..............          40               9,779,809.00       9.75          244,495.23
                                       ---------     -------------------  ------------
     TOTAL.......................         421        $    100,258,692.83     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
                                       MORTGAGE     MATURITY       CREDIT         VALUE
OCCUPANCY TYPE                         RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

Investment Property..............       6.901          359           728          77.68
Primary Residence................       6.399          360           715          74.82
Secondary Residence..............       6.601          360           724          76.43

     TOTAL.......................

__________________
(1)   Based upon representations of the related borrowers at the time of origination.

                                      S-34

                         REMAINING TERMS TO MATURITY(1)

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE
REMAINING TERM                         MORTGAGE       PRINCIPAL BALANCE     LOANS IN
TO MATURITY (MONTHS)                     LOANS           OUTSTANDING      LOAN GROUP 2
---------------------------------      ---------     -------------------  ------------

360..............................         302        $   75,274,828.00        75.08%
359..............................          59            13,608,916.45        13.57
358..............................          23             5,034,670.21         5.02
357..............................           9             1,763,621.54         1.76
356..............................          10             1,715,363.71         1.71
355..............................           3               577,520.00         0.58
354..............................           3               538,447.23         0.54
353..............................           5               586,038.12         0.58
352..............................           5               720,190.66         0.72
351..............................           1               328,000.00         0.33
349..............................           1               111,096.91         0.11
                                       ---------     -------------------  ------------
     TOTAL.......................         421        $  100,258,692.83       100.00%
                                       =========     ===================  ============

                                                                                   WEIGHTED
                                                            WEIGHTED    WEIGHTED    AVERAGE
                                                             AVERAGE    AVERAGE     ORIGINAL
                                            AVERAGE          CURRENT      FICO      LOAN-TO-
REMAINING TERM                         PRINCIPAL BALANCE    MORTGAGE     CREDIT      VALUE
TO MATURITY (MONTHS)                    OUTSTANDING($)       RATE(%)     SCORE      RATIO(%)
---------------------------------      -----------------    --------    --------   ---------

360..............................           249,254.40         6.502      718        74.22
359..............................           230,659.60         6.511      719        77.45
358..............................           218,898.70         6.519      723        79.98
357..............................           195,957.95         6.560      717        80.75
356..............................           171,536.37         6.830      711        83.37
355..............................           192,506.67         5.840      714        80.00
354..............................           179,482.41         6.521      660        84.39
353..............................           117,207.62         6.123      718        84.24
352..............................           144,038.13         5.841      704        79.00
351..............................           328,000.00         5.500      722        80.00
349..............................           111,096.91         5.750      809        69.26

     TOTAL.......................

______________________
(1)   As of the cut-off date, the weighted average remaining term to maturity of the group 2 mortgage loans was approximately 359 months.

                                  LOAN PROGRAMS

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
LOAN PROGRAM                             LOANS           OUTSTANDING      LOAN GROUP 2     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

One-Year LIBOR...................         417        $     99,514,917.83      99.26%         238,644.89
One-Year CMT.....................           4                 743,775.00       0.74          185,943.75
                                       ---------     -------------------  ------------
     TOTAL.......................         421        $    100,258,692.83     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
                                       MORTGAGE     MATURITY       CREDIT         VALUE
LOAN PROGRAM                           RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

One-Year LIBOR...................       6.494          359           718          75.39
One-Year CMT.....................       6.800          360           730          78.61

     TOTAL.......................

                                      S-35

                                GROSS MARGINS(1)

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
GROSS MARGIN (%)                         LOANS           OUTSTANDING      LOAN GROUP 2     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

2.25.............................         403        $     96,400,345.31      96.15%         239,206.81
2.75.............................           7               1,739,575.00       1.74          248,510.71
2.875............................           6               1,348,344.85       1.34          224,724.14
3.125............................           2                 340,439.13       0.34          170,219.57
3.25.............................           2                 265,567.00       0.26          132,783.50
3.375............................           1                 164,421.54       0.16          164,421.54
                                       ---------     -------------------  ------------
     TOTAL.......................         421        $    100,258,692.83     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
                                       MORTGAGE     MATURITY       CREDIT         VALUE
GROSS MARGIN (%)                       RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

2.25.............................       6.476          359           718          74.93
2.75.............................       6.782          360           727          83.52
2.875............................       6.817          357           674          89.45
3.125............................       7.528          357           729          95.00
3.25.............................       8.218          360           701          93.47
3.375............................       7.375          357           690          90.00

     TOTAL.......................

___________________________
(1)   As of the cut-off date, the weighted average gross margin of the group 2 mortgage loans was approximately 2.275%.

                          INITIAL RATE ADJUSTMENT DATES

                                                                              % OF
                                       NUMBER OF         AGGREGATE          MORTGAGE           AVERAGE
                                       MORTGAGE      PRINCIPAL BALANCE      LOANS IN      PRINCIPAL BALANCE
INITIAL RATE ADJUSTMENT DATE             LOANS          OUTSTANDING       LOAN GROUP 2     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

April 1, 2015....................           1        $        111,096.91       0.11%         111,096.91
June 1, 2015.....................           1                 328,000.00       0.33          328,000.00
July 1, 2015.....................           5                 720,190.66       0.72          144,038.13
August 1, 2015...................           5                 586,038.12       0.58          117,207.62
September 1, 2015................           3                 538,447.23       0.54          179,482.41
October 1, 2015..................           3                 577,520.00       0.58          192,506.67
November 1, 2015.................          10               1,715,363.71       1.71          171,536.37
December 1, 2015.................           9               1,763,621.54       1.76          195,957.95
January 1, 2016..................          23               5,034,670.21       5.02          218,898.70
February 1, 2016.................          59              13,608,916.45      13.57          230,659.60
March 1, 2016....................         254              62,739,090.00      62.58          247,004.29
April 1, 2016....................          48              12,535,738.00      12.50          261,161.21
                                       ---------     -------------------  ------------
     TOTAL.......................         421        $    100,258,692.83     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
                                       MORTGAGE     MATURITY       CREDIT         VALUE
INITIAL RATE ADJUSTMENT DATE           RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

April 1, 2015....................       5.750          349           809          69.26
June 1, 2015.....................       5.500          351           722          80.00
July 1, 2015.....................       5.841          352           704          79.00
August 1, 2015...................       6.123          353           718          84.24
September 1, 2015................       6.521          354           660          84.39
October 1, 2015..................       5.840          355           714          80.00
November 1, 2015.................       6.830          356           711          83.37
December 1, 2015.................       6.560          357           717          80.75
January 1, 2016..................       6.519          358           723          79.98
February 1, 2016.................       6.511          359           719          77.45
March 1, 2016....................       6.530          360           717          75.05
April 1, 2016....................       6.363          360           723          70.09

     TOTAL.......................

                                      S-36

                     MONTHS TO INITIAL RATE ADJUSTMENT DATE

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
RANGE OF NUMBER OF MONTHS              MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
TO INITIAL RATE ADJUSTMENT DATE          LOANS           OUTSTANDING      LOAN GROUP 2      OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

109 - 120........................         421        $    100,258,692.83     100.00%         238,144.16
                                       ---------     -------------------  ------------
     TOTAL.......................         421        $    100,258,692.83     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
RANGE OF NUMBER OF MONTHS              MORTGAGE     MATURITY       CREDIT         VALUE
TO INITIAL RATE ADJUSTMENT DATE        RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

109 - 120........................       6.496          359           718          75.42

     TOTAL.......................

                                      S-37

                            MAXIMUM MORTGAGE RATES(1)

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
MAXIMUM MORTGAGE RATE (%)                LOANS           OUTSTANDING      LOAN GROUP 2     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

10.125...........................           1        $        152,920.00       0.15%         152,920.00
10.250...........................           1                 167,000.00       0.17          167,000.00
10.375...........................           2                 795,387.56       0.79          397,693.78
10.500...........................           6               1,327,760.84       1.32          221,293.47
10.625...........................           2                 373,700.00       0.37          186,850.00
10.750...........................          15               4,099,077.57       4.09          273,271.84
10.875...........................          19               4,745,735.01       4.73          249,775.53
11.000...........................          20               5,345,125.00       5.33          267,256.25
11.125...........................          34               9,435,516.33       9.41          277,515.19
11.250...........................          33               8,391,172.54       8.37          254,277.96
11.375...........................          53              13,780,980.28      13.75          260,018.50
11.500...........................          57              14,053,954.71      14.02          246,560.61
11.625...........................          30               6,596,567.00       6.58          219,885.57
11.750...........................          37               8,415,272.68       8.39          227,439.80
11.875...........................          37               7,642,657.51       7.62          206,558.31
12.000...........................          14               2,039,491.00       2.03          145,677.93
12.125...........................          11               2,311,254.00       2.31          210,114.00
12.250...........................          10               2,060,155.00       2.05          206,015.50
12.375...........................          14               2,841,685.54       2.83          202,977.54
12.500...........................          15               3,345,631.00       3.34          223,042.07
12.625...........................           6               1,363,140.13       1.36          227,190.02
12.750...........................           1                 520,000.00       0.52          520,000.00
12.875...........................           1                 184,567.00       0.18          184,567.00
13.375...........................           1                 188,942.13       0.19          188,942.13
14.000...........................           1                  81,000.00       0.08           81,000.00
                                       ---------     -------------------  ------------
     TOTAL.......................         421        $    100,258,692.83     100.00%
                                       =========     ===================  ============

                                                     WEIGHTED                    WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
                                       MORTGAGE      MATURITY      CREDIT         VALUE
MAXIMUM MORTGAGE RATE (%)              RATE(%)       (MONTHS)       SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

10.125...........................       5.125          360           690          80.00
10.250...........................       5.250          360           671          45.38
10.375...........................       5.375          359           696          80.00
10.500...........................       5.500          355           732          71.12
10.625...........................       5.625          355           687          67.47
10.750...........................       5.750          359           735          76.65
10.875...........................       5.875          359           711          74.36
11.000...........................       6.000          359           720          80.33
11.125...........................       6.125          359           713          76.97
11.250...........................       6.250          360           706          73.46
11.375...........................       6.375          360           729          71.99
11.500...........................       6.500          360           721          72.03
11.625...........................       6.625          360           724          77.35
11.750...........................       6.750          360           715          77.06
11.875...........................       6.875          359           717          75.45
12.000...........................       7.000          359           738          70.93
12.125...........................       7.125          360           691          79.80
12.250...........................       7.250          360           716          79.74
12.375...........................       7.375          360           713          80.14
12.500...........................       7.500          359           718          78.42
12.625...........................       7.625          359           701          82.29
12.750...........................       7.750          360           736          80.00
12.875...........................       7.875          360           699          95.00
13.375...........................       8.375          356           714          90.00
14.000...........................       9.000          359           706          90.00

     TOTAL.......................

_______________
(1)   As of the cut-off date, the weighted average maximum mortgage rate of the group 2 mortgage loans was approximately 11.496% per annum.

                                      S-38

                            INITIAL PERIODIC RATE CAP

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
INITIAL PERIODIC RATE CAP (%)            LOANS           OUTSTANDING      LOAN GROUP 2     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

5.000............................         421        $    100,258,692.83     100.00%         238,144.16
                                       ---------     -------------------  ------------
     TOTAL.......................         421        $    100,258,692.83     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
                                       MORTGAGE     MATURITY       CREDIT         VALUE
INITIAL PERIODIC RATE CAP (%)          RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

5.000............................       6.496          359           718          75.42

     TOTAL.......................

                          SUBSEQUENT PERIODIC RATE CAP

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
SUBSEQUENT PERIODIC                    MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
  RATE CAP (%)                           LOANS           OUTSTANDING      LOAN GROUP 2      OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

2.000............................         421        $    100,258,692.83     100.00%         238,144.16
                                       ---------     -------------------  ------------
     TOTAL.......................         421        $    100,258,692.83     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
SUBSEQUENT PERIODIC                    MORTGAGE     MATURITY       CREDIT         VALUE
  RATE CAP (%)                         RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

2.000............................       6.496          359           718          75.42

     TOTAL.......................

                                      S-39

                            MINIMUM MORTGAGE RATES(1)

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
MINIMUM MORTGAGE RATE (%)                LOANS           OUTSTANDING      LOAN GROUP 2      OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

2.250............................         403        $     96,400,345.31      96.15%         239,206.81
2.750............................           7               1,739,575.00       1.74          248,510.71
2.875............................           6               1,348,344.85       1.34          224,724.14
3.125............................           2                 340,439.13       0.34          170,219.57
3.250............................           2                 265,567.00       0.26          132,783.50
3.375............................           1                 164,421.54       0.16          164,421.54
                                       ---------     -------------------  ------------
     TOTAL.......................         421        $    100,258,692.83     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
                                       MORTGAGE     MATURITY       CREDIT         VALUE
MINIMUM MORTGAGE RATE (%)              RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

2.250............................       6.476          359           718          74.93
2.750............................       6.782          360           727          83.52
2.875............................       6.817          357           674          89.45
3.125............................       7.528          357           729          95.00
3.250............................       8.218          360           701          93.47
3.375............................       7.375          357           690          90.00

     TOTAL.......................

____________________
(1)   As of the cut-off date, the weighted average minimum mortgage rate of the group 2 mortgage loans was approximately 2.275% per annum.

                      INTEREST-ONLY PERIODS AT ORIGINATION

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
INTEREST-ONLY PERIOD                   MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
(MONTHS)                                 LOANS           OUTSTANDING      LOAN GROUP 2     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

 0...............................         35         $     6,727,226.71       6.71%          192,206.48
 120.............................        386              93,531,466.12      93.29           242,309.50
                                       ---------     -------------------  ------------
     TOTAL.......................        421         $   100,258,692.83     100.00%
                                       =========     ===================  ============

                                                      WEIGHTED                    WEIGHTED
                                        WEIGHTED       AVERAGE      WEIGHTED      AVERAGE
                                        AVERAGE       REMAINING     AVERAGE       ORIGINAL
                                        CURRENT        TERM TO        FICO        LOAN-TO-
INTEREST-ONLY PERIOD                    MORTGAGE      MATURITY       CREDIT        VALUE
(MONTHS)                                RATE(%)       (MONTHS)       SCORE        RATIO(%)
---------------------------------       --------      ---------     --------      --------

 0...............................        6.432           359          710          74.22
 120.............................        6.501           359          719          75.50

     TOTAL.......................

                                      S-40

                    PREPAYMENT CHARGE PERIODS AT ORIGINATION

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
PREPAYMENT CHARGE                      MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
PERIOD (MONTHS)                          LOANS           OUTSTANDING      LOAN GROUP 2     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

0................................        169         $    42,360,217.20      42.25%          250,652.17
12...............................         91              26,994,383.13      26.92           296,641.57
36...............................         52              10,723,682.78      10.70           206,224.67
60...............................        109              20,180,409.72      20.13           185,141.37
                                       ---------     -------------------  ------------
      TOTAL......................        421         $   100,258,692.83     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
PREPAYMENT CHARGE                      MORTGAGE     MATURITY       CREDIT         VALUE
PERIOD (MONTHS)                        RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

0................................       6.407           360          712          74.14
12...............................       6.434           360          726          74.52
36...............................       6.588           359          729          76.52
60...............................       6.715           359          713          78.71

      TOTAL......................

                                      S-41

                                  LOAN GROUP 3

                            CURRENT MORTGAGE RATES(1)

                                                                                  % OF
                                       NUMBER OF          AGGREGATE             MORTGAGE          AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE         LOANS IN     PRINCIPAL BALANCE
CURRENT MORTGAGE RATE (%)                LOANS           OUTSTANDING          LOAN GROUP 3    OUTSTANDING($)
---------------------------------      ---------     -------------------      ------------   -----------------

4.625............................           1        $        497,000.00           0.33%        497,000.00
4.750............................           1                 900,827.00           0.60         900,827.00
4.875............................           1                 612,000.00           0.41         612,000.00
5.095............................           1                 650,000.00           0.43         650,000.00
5.125............................           2                 984,812.00           0.65         492,406.00
5.260............................           1                 417,150.00           0.28         417,150.00
5.375............................           4               3,285,311.00           2.18         821,327.75
5.500............................           7               8,088,975.00           5.37       1,155,567.86
5.625............................           2               1,050,240.00           0.70         525,120.00
5.750............................          15               8,112,543.76           5.39         540,836.25
5.875............................          17              10,247,975.00           6.80         602,822.06
6.000............................          15               8,799,550.93           5.84         586,636.73
6.125............................           9               5,165,850.00           3.43         573,983.33
6.250............................          12               7,326,660.00           4.86         610,555.00
6.260............................           1                 495,000.00           0.33         495,000.00
6.375............................          10               6,587,683.00           4.37         658,768.30
6.500............................          19              14,690,150.00           9.75         773,165.79
6.625............................           9               8,229,896.00           5.46         914,432.89
6.750............................           9               7,568,984.00           5.03         840,998.22
6.875............................          17              18,757,382.00          12.45       1,103,375.41
7.000............................           9               5,313,180.00           3.53         590,353.33
7.125............................           6               3,462,700.00           2.30         577,116.67
7.250............................           8               5,499,880.00           3.65         687,485.00
7.375............................           5               4,113,192.00           2.73         822,638.40
7.470............................           1                 478,710.00           0.32         478,710.00
7.500............................           6               5,435,500.00           3.61         905,916.67
7.625............................           5               4,543,109.00           3.02         908,621.80
7.750............................           3               2,171,500.00           1.44         723,833.33
7.875............................           2                 872,000.00           0.58         436,000.00
7.905............................           1                 521,950.00           0.35         521,950.00

                                                                      WEIGHTED
                                          WEIGHTED        WEIGHTED    AVERAGE
                                           AVERAGE        AVERAGE     ORIGINAL
                                       REMAINING TERM       FICO      LOAN-TO-
                                         TO MATURITY       CREDIT      VALUE
CURRENT MORTGAGE RATE (%)                 (MONTHS)         SCORE      RATIO(%)
---------------------------------      --------------     --------    --------

4.625............................            360            699        79.90
4.750............................            360            729        75.00
4.875............................            360            650        80.00
5.095............................            360            637        83.33
5.125............................            360            756        84.11
5.260............................            360            656        90.00
5.375............................            357            686        68.79
5.500............................            355            679        73.59
5.625............................            360            771        68.85
5.750............................            360            653        75.97
5.875............................            360            700        67.98
6.000............................            360            690        72.26
6.125............................            360            727        75.82
6.250............................            360            696        74.35
6.260............................            360            639        90.00
6.375............................            360            695        75.67
6.500............................            360            715        75.01
6.625............................            360            736        73.34
6.750............................            360            697        73.78
6.875............................            360            717        73.84
7.000............................            360            720        78.99
7.125............................            360            716        74.15
7.250............................            360            712        64.75
7.375............................            360            673        72.82
7.470............................            360            745        90.00
7.500............................            360            712        69.21
7.625............................            360            713        71.59
7.750............................            360            697        78.19
7.875............................            360            710        80.00
7.905............................            360            755        90.00

                                      S-42

                                                                                  % OF
                                       NUMBER OF          AGGREGATE             MORTGAGE          AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE         LOANS IN     PRINCIPAL BALANCE
CURRENT MORTGAGE RATE (%)                LOANS           OUTSTANDING          LOAN GROUP 3    OUTSTANDING($)
---------------------------------      ---------     -------------------      ------------   -----------------

8.000............................           1               3,500,000.00           2.32         3,500,000.00
8.250............................           2               2,244,000.00           1.49         1,122,000.00
                                       ---------     -------------------      ------------
     TOTAL.......................         202        $    150,623,710.69         100.00%
                                       =========     ===================      ============

                                                                      WEIGHTED
                                          WEIGHTED        WEIGHTED    AVERAGE
                                           AVERAGE        AVERAGE     ORIGINAL
                                       REMAINING TERM       FICO      LOAN-TO-
                                         TO MATURITY       CREDIT      VALUE
CURRENT MORTGAGE RATE (%)                 (MONTHS)         SCORE      RATIO(%)
---------------------------------      --------------     --------    --------

8.000............................            360            779        70.00
8.250............................            360            718        80.00

     TOTAL.......................

______________________
(1)   Each lender acquired mortgage insurance mortgage loan is shown in the preceding table at the current mortgage rate net of the interest premium charged by the related lender. As of the cut-off date, the weighted average current mortgage rate of the group 3 mortgage loans (as so adjusted) was approximately 6.545% per annum. Without the adjustment, the weighted average current mortgage rate of the group 3 mortgage loans was approximately 6.553% per annum.

                                      S-43

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                              % OF
RANGE OF CURRENT                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
MORTGAGE LOAN                          MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
PRINCIPAL BALANCES ($)                   LOANS           OUTSTANDING      LOAN GROUP 3     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

400,000.01 - 450,000.00..........          27        $     11,693,905.93       7.76%            433,107.63
450,000.01 - 500,000.00..........          40              19,170,932.76      12.73             479,273.32
500,000.01 - 550,000.00..........          30              15,586,688.00      10.35             519,556.27
550,000.01 - 600,000.00..........          21              12,194,269.00       8.10             580,679.48
600,000.01 - 650,000.00..........          27              17,167,390.00      11.40             635,829.26
650,000.01 - 700,000.00..........           9               6,063,600.00       4.03             673,733.33
700,000.01 - 750,000.00..........           8               5,763,475.00       3.83             720,434.38
750,000.01 -  1,000,000.00.......          20              18,048,552.00      11.98             902,427.60
1,000,000.01 - 1,500,000.00......           7              10,105,500.00       6.71           1,443,642.86
1,500,000.01 - 2,000,000.00......           5               9,079,898.00       6.03           1,815,979.60
2,000,000.01 and Above                      8              25,749,500.00      17.10           3,218,687.50
                                       ---------     -------------------  ------------
     TOTAL.......................         202        $    150,623,710.69     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
RANGE OF CURRENT                       CURRENT       TERM TO        FICO         LOAN-TO-
MORTGAGE LOAN                          MORTGAGE     MATURITY       CREDIT         VALUE
PRINCIPAL BALANCES ($)                 RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

400,000.01 - 450,000.00..........       6.680          360           685          78.20
450,000.01 - 500,000.00..........       6.336          360           699          76.36
500,000.01 - 550,000.00..........       6.369          360           695          76.39
550,000.01 - 600,000.00..........       6.527          360           715          77.01
600,000.01 - 650,000.00..........       6.293          360           699          72.82
650,000.01 - 700,000.00..........       6.337          360           684          74.00
700,000.01 - 750,000.00..........       6.558          360           729          77.52
750,000.01 -  1,000,000.00.......       6.489          360           703          73.25
1,000,000.01 - 1,500,000.00......       6.809          360           715          69.97
1,500,000.01 - 2,000,000.00......       7.031          359           710          66.31
2,000,000.01 and Above                  6.780          359           724          70.08

     TOTAL.......................

____________________
(1)   As of the cut-off date, the average current mortgage loan principal balance of the group 3 mortgage loans was approximately $745,662.

                                      S-44

                              FICO CREDIT SCORES(1)

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
RANGE OF FICO CREDIT                   MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
SCORES                                   LOANS           OUTSTANDING      LOAN GROUP 3     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

601-620..........................           4        $      1,999,925.76       1.33%            499,981.44
621-640..........................          20              12,550,043.00       8.33             627,502.15
641-660..........................          23              17,652,825.00      11.72             767,514.13
661-680..........................          23              18,290,109.00      12.14             795,222.13
681-700..........................          41              25,915,193.93      17.21             632,077.90
701-720..........................          21              14,535,210.00       9.65             692,152.86
721-740..........................          20              15,213,195.00      10.10             760,659.75
741-760..........................          24              21,008,642.00      13.95             875,360.08
761-780..........................          17              14,601,666.00       9.69             858,921.53
781-800..........................           7               7,549,500.00       5.01           1,078,500.00
801-820..........................           2               1,307,401.00       0.87             653,700.50
                                       ---------     -------------------  ------------
     TOTAL.......................         202        $    150,623,710.69     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
RANGE OF FICO CREDIT                   MORTGAGE     MATURITY       CREDIT         VALUE
SCORES                                 RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

601-620..........................       5.849          359           614          74.55
621-640..........................       6.381          360           631          73.48
641-660..........................       6.090          358           652          73.74
661-680..........................       6.752          360           672          72.90
681-700..........................       6.422          360           691          72.65
701-720..........................       6.528          359           710          74.88
721-740..........................       6.920          360           730          74.66
741-760..........................       6.563          360           752          74.78
761-780..........................       6.970          360           769          74.29
781-800..........................       6.470          360           788          68.78
801-820..........................       7.021          360           805          77.29

     TOTAL.......................

______________________
(1)   As of the cut-off date, the Weighted Average FICO Credit Score of the group 3 mortgage loans was approximately 706.

                             DOCUMENTATION PROGRAMS

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
DOCUMENTATION PROGRAMS                   LOANS           OUTSTANDING      LOAN GROUP 3     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

Full/Alternative.................          51        $     32,480,600.76      21.56%            636,874.52
No Income/No Asset...............           2               1,195,000.00       0.79             597,500.00
Preferred........................           3               2,368,560.00       1.57             789,520.00
Reduced..........................         144             113,492,549.93      75.35             788,142.71
Stated Income/Stated Asset.......           2               1,087,000.00       0.72             543,500.00
                                       ---------     -------------------  ------------
     TOTAL.......................         202        $    150,623,710.69     100.00%
                                       =========     ===================  ============

                                                     WEIGHTED                    WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
                                       MORTGAGE      MATURITY      CREDIT         VALUE
DOCUMENTATION PROGRAMS                 RATE(%)       (MONTHS)       SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

Full/Alternative.................       6.130          359           669          74.85
No Income/No Asset...............       6.785          360           710          67.60
Preferred........................       6.131          360           764          75.75
Reduced..........................       6.673          360           715          73.37
Stated Income/Stated Asset.......       7.329          360           707          65.10

     TOTAL.......................

                                      S-45

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
RANGE OF                               MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
ORIGINAL LOAN-TO-VALUE RATIOS (%)        LOANS           OUTSTANDING      LOAN GROUP 3      OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

50.00 or Less....................           4        $      3,736,500.00       2.48%            934,125.00
50.01 to 55.00...................           5               2,753,846.93       1.83             550,769.39
55.01 to 60.00...................           3               1,715,000.00       1.14             571,666.67
60.01 to 65.00...................          13              10,319,921.00       6.85             793,840.08
65.01 to 70.00...................          19              31,027,400.00      20.60           1,633,021.05
70.01 to 75.00...................          38              32,656,917.00      21.68             859,392.55
75.01 to 80.00...................         110              63,547,053.76      42.19             577,700.49
80.01 to 85.00...................           2               1,152,000.00       0.76             576,000.00
85.01 to 90.00...................           8               3,715,072.00       2.47             464,384.00
                                       ---------     -------------------  ------------
     TOTAL.......................         202        $    150,623,710.69     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
RANGE OF                               MORTGAGE     MATURITY       CREDIT         VALUE
ORIGINAL LOAN-TO-VALUE RATIOS (%)      RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

50.00 or Less....................       6.595          360           682          42.52
50.01 to 55.00...................       6.302          360           701          52.68
55.01 to 60.00...................       6.411          360           674          57.56
60.01 to 65.00...................       6.097          359           699          63.23
65.01 to 70.00...................       6.954          360           722          69.11
70.01 to 75.00...................       6.487          359           708          73.57
75.01 to 80.00...................       6.487          360           702          79.57
80.01 to 85.00...................       5.647          360           636          83.48
85.01 to 90.00...................       6.677          360           691          90.00

     TOTAL.......................

_____________________
(1)   As of the cut-off date, the weighted average original Loan-to-Value Ratio of the group 3 mortgage loans was approximately 73.62%.

(2)   Does not take into account any secondary financing on the group 3 mortgage loans that may exist at the time of origination.

                                      S-46

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
GEOGRAPHIC AREA                          LOANS           OUTSTANDING      LOAN GROUP 3     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

Alabama..........................           1        $        525,000.00       0.35%            525,000.00
Arizona..........................           2               1,476,000.00       0.98             738,000.00
California.......................         102              67,751,686.93      44.98             664,232.22
Colorado.........................           2               2,671,758.00       1.77           1,335,879.00
Connecticut......................           1                 672,000.00       0.45             672,000.00
District Of Columbia.............           3               5,129,200.00       3.41           1,709,733.33
Florida..........................          25              26,819,509.00      17.81           1,072,780.36
Georgia..........................           4               2,367,110.00       1.57             591,777.50
Idaho............................           2                 880,000.00       0.58             440,000.00
Illinois.........................          10               5,783,750.76       3.84             578,375.08
Indiana..........................           1                 907,800.00       0.60             907,800.00
Maryland.........................           5               2,674,321.00       1.78             534,864.20
Minnesota........................           2               6,530,000.00       4.34           3,265,000.00
Nevada...........................          16               8,698,785.00       5.78             543,674.06
New Hampshire....................           1                 514,000.00       0.34             514,000.00
New Jersey.......................           2                 867,920.00       0.58             433,960.00
New York.........................           4               3,988,000.00       2.65             997,000.00
Ohio.............................           1                 502,000.00       0.33             502,000.00
Oklahoma.........................           1                 436,000.00       0.29             436,000.00
Oregon...........................           1                 650,000.00       0.43             650,000.00
Pennsylvania.....................           1                 478,710.00       0.32             478,710.00
Utah.............................           2               1,210,250.00       0.80             605,125.00
Virginia.........................           5               3,112,400.00       2.07             622,480.00
Washington.......................           7               3,877,510.00       2.57             553,930.00
Wyoming..........................           1               2,100,000.00       1.39           2,100,000.00
                                       ---------     -------------------  ------------
     TOTAL.......................         202        $    150,623,710.69     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
                                       MORTGAGE     MATURITY       CREDIT         VALUE
GEOGRAPHIC AREA                        RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

Alabama..........................       6.125          360           728          75.00
Arizona..........................       6.343          360           650          75.07
California.......................       6.576          360           705          74.63
Colorado.........................       5.164          357           710          68.37
Connecticut......................       6.250          360           674          80.00
District Of Columbia.............       5.824          353           672          71.85
Florida..........................       6.920          360           714          72.32
Georgia..........................       6.355          360           704          77.60
Idaho............................       6.423          360           716          80.00
Illinois.........................       6.564          360           689          73.88
Indiana..........................       5.875          360           707          75.65
Maryland.........................       6.362          360           710          71.11
Minnesota........................       6.953          360           754          70.89
Nevada...........................       6.172          359           700          78.94
New Hampshire....................       6.000          360           623          60.47
New Jersey.......................       6.627          360           729          80.00
New York.........................       6.766          360           693          59.64
Ohio.............................       5.125          360           752          78.44
Oklahoma.........................       5.875          360           635          80.00
Oregon...........................       6.250          360           699          57.98
Pennsylvania.....................       8.000          360           745          90.00
Utah.............................       6.440          360           672          77.41
Virginia.........................       6.341          360           652          73.91
Washington.......................       6.546          360           716          73.35
Wyoming..........................       6.500          360           762          70.00

     TOTAL.......................

___________________
(1)   No more than approximately 3.950% of the group 3 mortgage loans were secured by mortgaged properties located in any one postal zip code area.

                                      S-47

                                  LOAN PURPOSE

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
LOAN PURPOSE                             LOANS          OUTSTANDING       LOAN GROUP 3      OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

Refinance (cash-out).............          57        $     41,820,647.69      27.76%         733,695.57
Purchase.........................         119              89,231,736.00      59.24          749,846.52
Refinance (rate/term)............          26              19,571,327.00      12.99          752,743.35
                                       ---------     -------------------  ------------
     TOTAL.......................         202        $    150,623,710.69     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
                                       MORTGAGE     MATURITY       CREDIT         VALUE
LOAN PURPOSE                           RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

Refinance (cash-out).............       6.800          360           689          72.75
Purchase.........................       6.490          359           715          74.79
Refinance (rate/term)............       6.313          360           701          70.16

     TOTAL.......................

                          TYPES OF MORTGAGED PROPERTIES

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
PROPERTY TYPE                            LOANS           OUTSTANDING      LOAN GROUP 3     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

2 to 4 Family Residence..........           7        $      6,542,550.00       4.34%            934,650.00
High-rise Condominium............          15              15,724,877.00      10.44           1,048,325.13
Low-rise Condominium.............          16              10,229,587.93       6.79             639,349.25
Planned Unit Development.........          58              41,375,783.00      27.47             713,375.57
Single Family Residence..........         106              76,750,912.76      50.96             724,065.21
                                       ---------     -------------------  ------------
     TOTAL.......................         202        $    150,623,710.69     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
                                       MORTGAGE     MATURITY       CREDIT         VALUE
PROPERTY TYPE                          RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

2 to 4 Family Residence..........       6.788          360           733          72.98
High-rise Condominium............       6.302          358           700          68.38
Low-rise Condominium.............       6.588          359           693          75.75
Planned Unit Development.........       6.452          360           712          75.68
Single Family Residence..........       6.634          360           703          73.36

     TOTAL.......................

                                      S-48

                               OCCUPANCY TYPES(1)

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
OCCUPANCY TYPE                           LOANS           OUTSTANDING      LOAN GROUP 3     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

Investment Property..............          25        $     15,206,239.00      10.10%            608,249.56
Primary Residence................         165             122,850,740.69      81.56             744,549.94
Secondary Residence..............          12              12,566,731.00       8.34           1,047,227.58
                                       ---------     -------------------  ------------
     TOTAL.......................         202        $    150,623,710.69     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                        AVERAGE     REMAINING      AVERAGE       ORIGINAL
                                        CURRENT      TERM TO        FICO         LOAN-TO-
                                       MORTGAGE     MATURITY       CREDIT         VALUE
OCCUPANCY TYPE                          RATE(%)     (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

Investment Property..............       7.222          360           734          77.65
Primary Residence................       6.458          360           705          73.83
Secondary Residence..............       6.675          359           683          66.75

     TOTAL.......................

_____________________
(1)   Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                                                  % OF
                                       NUMBER OF          AGGREGATE             MORTGAGE
REMAINING TERM                         MORTGAGE       PRINCIPAL BALANCE         LOANS IN
TO MATURITY (MONTHS)                     LOANS           OUTSTANDING          LOAN GROUP 3
---------------------------------      ---------     -------------------      ------------

360..............................         184        $    134,614,852.00          89.37%
359..............................          14               9,088,051.93           6.03
358..............................           1                 650,000.00           0.43
357..............................           1                 499,875.76           0.33
355..............................           1               1,770,931.00           1.18
351..............................           1               4,000,000.00           2.66
                                       ---------     -------------------      ------------
     TOTAL.......................         202        $    150,623,710.69         100.00%
                                       =========     ===================      ============

                                                                                       WEIGHTED
                                                            WEIGHTED      WEIGHTED     AVERAGE
                                                            AVERAGE       AVERAGE      ORIGINAL
                                            AVERAGE         CURRENT         FICO       LOAN-TO-
REMAINING TERM                         PRINCIPAL BALANCE    MORTGAGE       CREDIT       VALUE
TO MATURITY (MONTHS)                    OUTSTANDING($)      RATE(%)        SCORE       RATIO(%)
---------------------------------      -----------------    --------      --------     --------

360..............................           731,602.46        6.631         708         73.67
359..............................           649,146.57        6.167         697         75.57
358..............................           650,000.00        6.125         696         69.15
357..............................           499,875.76        5.750         616         80.00
355..............................         1,770,931.00        5.375         701         65.00
351..............................         4,000,000.00        5.500         652         71.43

     TOTAL.......................

________________
(1)   As of the cut-off date, the weighted average remaining term to maturity of the group 3 mortgage loans was approximately 360 months.

                                      S-49

                                  LOAN PROGRAMS

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
LOAN PROGRAM                             LOANS           OUTSTANDING      LOAN GROUP 3     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

One-Year LIBOR...................         202        $    150,623,710.69     100.00%         745,661.93
                                       ---------     -------------------  ------------
     TOTAL.......................         202        $    150,623,710.69     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
                                       MORTGAGE     MATURITY       CREDIT         VALUE
LOAN PROGRAM                           RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

One-Year LIBOR...................       6.553          360           706          73.62

     TOTAL.......................

                                GROSS MARGINS(1)

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
GROSS MARGIN (%)                         LOANS           OUTSTANDING      LOAN GROUP 3      OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

2.250............................         195        $    146,829,650.69      97.48%         752,972.57
2.500............................           1                 650,000.00       0.43          650,000.00
2.750............................           1                 650,000.00       0.43          650,000.00
2.875............................           3               1,390,860.00       0.92          463,620.00
3.250............................           2               1,103,200.00       0.73          551,600.00
                                       ---------     -------------------  ------------
     TOTAL.......................         202        $    150,623,710.69     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
                                       MORTGAGE     MATURITY       CREDIT         VALUE
GROSS MARGIN (%)                       RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

2.250............................       6.547          360           706          73.38
2.500............................       7.500          360           734          68.42
2.750............................       5.375          360           637          83.33
2.875............................       6.880          360           681          90.00
3.250............................       7.044          360           776          82.10

     TOTAL.......................

________________________
(1)   As of the cut-off date, the weighted average gross margin of the group 3 mortgage loans was approximately 2.266%.

                                      S-50

                          INITIAL RATE ADJUSTMENT DATES

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
INITIAL RATE ADJUSTMENT DATE             LOANS           OUTSTANDING      LOAN GROUP 3     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

June 1, 2010.....................           1        $      4,000,000.00       2.66%          4,000,000.00
October 1, 2010..................           1               1,770,931.00       1.18           1,770,931.00
December 1, 2010.................           1                 499,875.76       0.33             499,875.76
January 1, 2011..................           1                 650,000.00       0.43             650,000.00
February 1, 2011.................          14               9,088,051.93       6.03             649,146.57
March 1, 2011....................          88              63,228,570.00      41.98             718,506.48
April 1, 2011....................          96              71,386,282.00      47.39             743,607.10
                                       ---------     -------------------  ------------
     TOTAL.......................         202        $    150,623,710.69     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
                                       MORTGAGE     MATURITY       CREDIT         VALUE
INITIAL RATE ADJUSTMENT DATE           RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

June 1, 2010.....................       5.500          351           652          71.43
October 1, 2010..................       5.375          355           701          65.00
December 1, 2010.................       5.750          357           616          80.00
January 1, 2011..................       6.125          358           696          69.15
February 1, 2011.................       6.167          359           697          75.57
March 1, 2011....................       6.469          360           707          73.70
April 1, 2011....................       6.775          360           710          73.63

     TOTAL.......................

                     MONTHS TO INITIAL RATE ADJUSTMENT DATE

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
RANGE OF NUMBER OF MONTHS              MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
TO INITIAL RATE ADJUSTMENT DATE          LOANS           OUTSTANDING      LOAN GROUP 3     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

51 - 60..........................         202        $    150,623,710.69     100.00%         745,661.93
                                       ---------     -------------------  ------------
     TOTAL.......................         202        $    150,623,710.69     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
RANGE OF NUMBER OF MONTHS              MORTGAGE     MATURITY       CREDIT         VALUE
TO INITIAL RATE ADJUSTMENT DATE        RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

51 - 60..........................       6.553          360           706          73.62

     TOTAL.......................

                                      S-51

                            MAXIMUM MORTGAGE RATES(1)

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
MAXIMUM MORTGAGE RATE (%)                LOANS           OUTSTANDING      LOAN GROUP 3     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

 9.500...........................           1        $        650,000.00       0.43%            650,000.00
 9.625...........................           1                 497,000.00       0.33             497,000.00
 9.750...........................           1                 900,827.00       0.60             900,827.00
 9.875...........................           1                 612,000.00       0.41             612,000.00
10.125...........................           2                 984,812.00       0.65             492,406.00
10.375...........................           5               3,935,311.00       2.61             787,062.20
10.500...........................           7               8,088,975.00       5.37           1,155,567.86
10.625...........................           2               1,050,240.00       0.70             525,120.00
10.750...........................          16               8,529,693.76       5.66             533,105.86
10.875...........................          17              10,247,975.00       6.80             602,822.06
11.000...........................          15               8,799,550.93       5.84             586,636.73
11.125...........................           8               4,515,850.00       3.00             564,481.25
11.250...........................          12               7,326,660.00       4.86             610,555.00
11.375...........................          10               6,587,683.00       4.37             658,768.30
11.500...........................          19              14,690,150.00       9.75             773,165.79
11.625...........................           9               8,229,896.00       5.46             914,432.89
11.750...........................          10               8,063,984.00       5.35             806,398.40
11.875...........................          17              18,757,382.00      12.45           1,103,375.41
12.000...........................           9               5,313,180.00       3.53             590,353.33
12.125...........................           6               3,462,700.00       2.30             577,116.67
12.250...........................           8               5,499,880.00       3.65             687,485.00
12.375...........................           5               4,113,192.00       2.73             822,638.40
12.500...........................           6               5,435,500.00       3.61             905,916.67
12.625...........................           5               4,543,109.00       3.02             908,621.80
12.750...........................           3               2,171,500.00       1.44             723,833.33
12.875...........................           2                 872,000.00       0.58             436,000.00
13.000...........................           2               3,978,710.00       2.64           1,989,355.00
13.250...........................           2               2,244,000.00       1.49           1,122,000.00
13.625...........................           1                 521,950.00       0.35             521,950.00
                                       ---------     -------------------  ------------
     TOTAL.......................         202        $    150,623,710.69     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
                                       MORTGAGE     MATURITY       CREDIT         VALUE
MAXIMUM MORTGAGE RATE (%)              RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

  9.500..........................       6.125          358           696          69.15
  9.625..........................       4.625          360           699          79.90
  9.750..........................       4.750          360           729          75.00
  9.875..........................       4.875          360           650          80.00
10.125...........................       5.125          360           756          84.11
10.375...........................       5.375          358           678          71.19
10.500...........................       5.500          355           679          73.59
10.625...........................       5.625          360           771          68.85
10.750...........................       5.750          360           654          76.65
10.875...........................       5.875          360           700          67.98
11.000...........................       6.000          360           690          72.26
11.125...........................       6.125          360           732          76.78
11.250...........................       6.250          360           696          74.35
11.375...........................       6.375          360           695          75.67
11.500...........................       6.500          360           715          75.01
11.625...........................       6.625          360           736          73.34
11.750...........................       6.750          360           693          74.78
11.875...........................       6.875          360           717          73.84
12.000...........................       7.000          360           720          78.99
12.125...........................       7.125          360           716          74.15
12.250...........................       7.250          360           712          64.75
12.375...........................       7.375          360           673          72.82
12.500...........................       7.500          360           712          69.21
12.625...........................       7.625          360           713          71.59
12.750...........................       7.750          360           697          78.19
12.875...........................       7.875          360           710          80.00
13.000...........................       8.000          360           775          72.41
13.250...........................       8.250          360           718          80.00
13.625...........................       8.625          360           755          90.00

     TOTAL.......................

____________________
(1)   As of the cut-off date, the weighted average maximum mortgage rate of the group 3 mortgage loans was approximately 11.546% per annum.

                                      S-52

                            INITIAL PERIODIC RATE CAP

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
INITIAL PERIODIC RATE CAP (%)            LOANS           OUTSTANDING      LOAN GROUP 3     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

5.000............................         202        $    150,623,710.69     100.00%         745,661.93
                                       ---------     -------------------  ------------
     TOTAL.......................         202        $    150,623,710.69     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
                                       MORTGAGE     MATURITY       CREDIT         VALUE
INITIAL PERIODIC RATE CAP (%)          RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

5.000............................       6.553          360           706          73.62

     TOTAL.......................

                          SUBSEQUENT PERIODIC RATE CAP

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
SUBSEQUENT PERIODIC                    MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
  RATE CAP (%)                           LOANS           OUTSTANDING      LOAN GROUP 3     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

2.000............................         202        $    150,623,710.69     100.00%         745,661.93
                                       ---------     -------------------  ------------
     TOTAL.......................         202        $    150,623,710.69     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE       WEIGHTED      AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO         FICO        LOAN-TO-
SUBSEQUENT PERIODIC                    MORTGAGE     MATURITY        CREDIT        VALUE
  RATE CAP (%)                         RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

2.000............................       6.553          360           706          73.62

     TOTAL.......................

                                      S-53

                            MINIMUM MORTGAGE RATES(1)

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
MINIMUM MORTGAGE RATE (%)                LOANS           OUTSTANDING      LOAN GROUP 3     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

2.250............................         195        $    146,829,650.69      97.48%         752,972.57
2.500............................           1                 650,000.00       0.43          650,000.00
2.750............................           1                 650,000.00       0.43          650,000.00
2.875............................           3               1,390,860.00       0.92          463,620.00
3.250............................           2               1,103,200.00       0.73          551,600.00
                                       ---------     -------------------  ------------
     TOTAL.......................         202        $    150,623,710.69     100.00%
                                       =========     ===================  ============

                                                     WEIGHTED                    WEIGHTED
                                       WEIGHTED      AVERAGE      WEIGHTED       AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO        FICO         LOAN-TO-
                                       MORTGAGE      MATURITY      CREDIT         VALUE
MINIMUM MORTGAGE RATE (%)              RATE(%)       (MONTHS)       SCORE        RATIO(%)
---------------------------------      --------     ---------    -----------     --------

2.250............................       6.547          360           706          73.38
2.500............................       7.500          360           734          68.42
2.750............................       5.375          360           637          83.33
2.875............................       6.880          360           681          90.00
3.250............................       7.044          360           776          82.10

     TOTAL.......................

___________________
(1)   As of the cut-off date, the weighted average minimum mortgage rate of the group 3 mortgage loans was approximately 2.266% per annum.

                      INTEREST-ONLY PERIODS AT ORIGINATION

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
INTEREST-ONLY PERIOD                   MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
(MONTHS)                                 LOANS           OUTSTANDING      LOAN GROUP 3     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

0................................         20         $    11,617,309.93        7.71%          580,865.50
60...............................        180             138,061,400.76       91.66           767,007.78
120..............................          2                 945,000.00        0.63           472,500.00
                                       ---------     -------------------  ------------
   TOTAL.........................        202         $   150,623,710.69      100.00%
                                       =========     ===================  ============

                                                                                WEIGHTED
                                       WEIGHTED     WEIGHTED      WEIGHTED      AVERAGE
                                       AVERAGE      AVERAGE        AVERAGE      ORIGINAL
                                       CURRENT   REMAINING TERM     FICO        LOAN-TO-
INTEREST-ONLY PERIOD                   MORTGAGE   TO MATURITY      CREDIT        VALUE
(MONTHS)                               RATE(%)      (MONTHS)        SCORE       RATIO(%)
---------------------------------      --------  --------------  -----------    --------

0................................       6.033         360            700         74.20
60...............................       6.593         360            707         73.56
120..............................       7.048         360            637         75.34

   TOTAL.........................

                                      S-54

                    PREPAYMENT CHARGE PERIODS AT ORIGINATION

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
PREPAYMENT CHARGE                       MORTGAGE      PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
PERIOD (MONTHS)                          LOANS           OUTSTANDING      LOAN GROUP 3     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

36...............................         15             3,545,418.20         9.37           236,361.21
12...............................         24              16,606,171.93      11.02            691,923.83
36...............................         14              15,523,467.00      10.31          1,108,819.07
60...............................         13              15,080,750.00      10.01          1,160,057.69
                                       ---------     -------------------  ------------
  TOTAL..........................        202         $   150,623,710.69     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE       WEIGHTED      AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO         FICO        LOAN-TO-
PREPAYMENT CHARGE                      MORTGAGE     MATURITY        CREDIT        VALUE
PERIOD (MONTHS)                        RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------      --------      --------

0................................      6.480           359           704          73.97
12...............................      6.364           360           705          73.14
36...............................      6.833           360           714          74.99
60...............................      6.976           360           711          70.37

   TOTAL..........................

                                      S-55

                                  LOAN GROUP 4

                            CURRENT MORTGAGE RATES(1)

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
CURRENT MORTGAGE RATE (%)                LOANS           OUTSTANDING      LOAN GROUP 4     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

5.125............................           1        $        164,000.00       0.43%           164,000.00
5.375............................           1                 209,822.00       0.55            209,822.00
5.500............................           1                 302,400.00       0.80            302,400.00
5.510............................           1                 233,696.44       0.62            233,696.44
5.625............................           2                 281,500.00       0.74            140,750.00
5.750............................           3                 684,001.31       1.81            228,000.44
5.875............................           8               2,389,494.00       6.32            298,686.75
5.960............................           1                 256,498.10       0.68            256,498.10
6.000............................          10               2,678,549.00       7.08            267,854.90
6.125............................           3                 671,300.00       1.77            223,766.67
6.250............................          11               2,936,366.00       7.76            266,942.36
6.375............................           5               1,379,238.24       3.65            275,847.65
6.500............................          17               4,577,963.00      12.10            269,291.94
6.625............................          16               4,952,279.38      13.09            309,517.46
6.705............................           1                 313,500.00       0.83            313,500.00
6.750............................           8               2,013,200.00       5.32            251,650.00
6.755............................           1                 332,500.00       0.88            332,500.00
6.875............................          13               3,327,949.00       8.80            255,996.08
7.000............................           6               1,514,902.20       4.00            252,483.70
7.125............................           7               1,619,368.00       4.28            231,338.29
7.250............................           5               1,937,050.00       5.12            387,410.00
7.375............................           3               1,172,200.00       3.10            390,733.33

                                       WEIGHTED                    WEIGHTED
                                        AVERAGE     WEIGHTED       AVERAGE
                                       REMAINING     AVERAGE       ORIGINAL
                                        TERM TO       FICO         LOAN-TO-
                                       MATURITY      CREDIT         VALUE
CURRENT MORTGAGE RATE (%)              (MONTHS)       SCORE        RATIO(%)
---------------------------------      --------     ---------      --------

5.125............................         360          810          69.79
5.375............................         360          774          70.00
5.500............................         360          683          80.00
5.510............................         357          758          86.81
5.625............................         359          763          54.13
5.750............................         358          721          49.85
5.875............................         360          708          69.72
5.960............................         358          678          90.00
6.000............................         360          709          79.43
6.125............................         359          647          79.38
6.250............................         360          721          77.20
6.375............................         360          755          79.61
6.500............................         360          703          78.83
6.625............................         360          686          75.78
6.705............................         359          639          84.73
6.750............................         360          698          76.03
6.755............................         360          656          95.00
6.875............................         360          704          72.21
7.000............................         358          709          78.48
7.125............................         360          725          79.32
7.250............................         360          674          75.47
7.375............................         360          685          70.25

                                      S-56

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
CURRENT MORTGAGE RATE (%)                LOANS           OUTSTANDING      LOAN GROUP 4     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

7.500 ...........................           9               2,129,592.20       5.63          236,621.36
7.625............................           3                 709,800.00       1.88          236,600.00
7.750............................           4               1,043,805.00       2.76          260,951.25
                                       ---------     -------------------  ------------
     TOTAL.......................         140        $     37,830,973.87     100.00%
                                       =========     ===================  ============

                                       WEIGHTED                    WEIGHTED
                                        AVERAGE     WEIGHTED       AVERAGE
                                       REMAINING     AVERAGE       ORIGINAL
                                        TERM TO       FICO         LOAN-TO-
                                       MATURITY      CREDIT         VALUE
CURRENT MORTGAGE RATE (%)              (MONTHS)       SCORE        RATIO(%)
---------------------------------      --------     ---------      --------

7.500 ...........................        360           672          77.52
7.625............................        360           705          71.89
7.750............................        360           717          76.84

     TOTAL.......................

_______________
(1)   Each lender acquired mortgage insurance mortgage loan is shown in the preceding table at the current mortgage rate net of the interest premium charged by the related lender. As of the cut-off date, the weighted average current mortgage rate of the group 4 mortgage loans (as so adjusted) was approximately 6.635% per annum. Without the adjustment, the weighted average current mortgage rate of the group 4 mortgage loans was approximately 6.657% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                              % OF
RANGE OF CURRENT                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
MORTGAGE LOAN                          MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
PRINCIPAL BALANCES ($)                   LOANS           OUTSTANDING      LOAN GROUP 4     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

 50,000.01 - 100,000.00..........           6        $        513,616.00       1.36%             85,602.67
100,000.01 - 150,000.00..........          15               1,915,398.24       5.06             127,693.22
150,000.01 - 200,000.00..........          15               2,639,633.31       6.98             175,975.55
200,000.01 - 250,000.00..........          25               5,633,163.44      14.89             225,326.54
250,000.01 - 300,000.00..........          23               6,388,919.30      16.89             277,779.10
300,000.01 - 350,000.00..........          31              10,027,625.00      26.51             323,471.77
350,000.01 - 400,000.00..........          14               5,232,933.58      13.83             373,780.97
400,000.01 - 450,000.00..........           6               2,448,174.00       6.47             408,029.00
450,000.01 - 500,000.00..........           1                 461,600.00       1.22             461,600.00
500,000.01 - 550,000.00..........           2               1,070,400.00       2.83             535,200.00
700,000.01 - 750,000.00..........           1                 717,500.00       1.90             717,500.00
750,000.01 - 1,000,000.00........           1                 782,011.00       2.07             782,011.00
                                       ---------     -------------------  ------------
     TOTAL.......................         140        $     37,830,973.87     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE       WEIGHTED      AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
RANGE OF CURRENT                       CURRENT       TERM TO         FICO        LOAN-TO-
MORTGAGE LOAN                          MORTGAGE     MATURITY        CREDIT        VALUE
PRINCIPAL BALANCES ($)                 RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      ---------    ---------      --------     ---------

 50,000.01 - 100,000.00..........       7.004          360           708          69.93
100,000.01 - 150,000.00..........       6.442          360           706          78.93
150,000.01 - 200,000.00..........       6.553          360           696          76.90
200,000.01 - 250,000.00..........       6.597          360           716          77.22
250,000.01 - 300,000.00..........       6.793          360           692          73.18
300,000.01 - 350,000.00..........       6.665          360           696          75.37
350,000.01 - 400,000.00..........       6.650          359           721          78.63
400,000.01 - 450,000.00..........       6.210          360           723          72.78
450,000.01 - 500,000.00..........       6.500          360           719          80.00
500,000.01 - 550,000.00..........       7.313          360           686          80.00
700,000.01 - 750,000.00..........       7.250          360           621          70.00
750,000.01 -  1,000,000.00.......       6.625          360           672          78.20

     TOTAL.......................

______________
(1)   As of the cut-off date, the average current mortgage loan principal balance of the group 4 mortgage loans was approximately $270,221.

                                      S-57

                              FICO CREDIT SCORES(1)

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
RANGE OF FICO CREDIT                   MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
SCORES                                   LOANS           OUTSTANDING      LOAN GROUP 4     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

601-620..........................           4        $        959,400.00       2.54%            239,850.00
621-640..........................           7               2,164,800.00       5.72             309,257.14
641-660..........................          16               3,634,466.58       9.61             227,154.16
661-680..........................          20               6,352,239.41      16.79             317,611.97
681-700..........................          29               7,682,842.20      20.31             264,925.59
701-720..........................          17               4,557,754.00      12.05             268,103.18
721-740..........................          13               3,871,416.00      10.23             297,801.23
741-760..........................          15               3,505,184.68       9.27             233,678.98
761-780..........................           8               2,456,261.00       6.49             307,032.63
781-800..........................           5               1,238,700.00       3.27             247,740.00
801-820..........................           6               1,407,910.00       3.72             234,651.67
                                       ---------     -------------------  ------------
     TOTAL.......................         140        $     37,830,973.87     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE       WEIGHTED      AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO         FICO        LOAN-TO-
RANGE OF FICO CREDIT                   MORTGAGE     MATURITY        CREDIT        VALUE
SCORES                                 RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      ---------    ---------      --------     ---------

601-620..........................       6.167          360           613          56.53
621-640..........................       6.889          360           629          77.13
641-660..........................       7.069          360           653          74.88
661-680..........................       6.671          360           669          78.32
681-700..........................       6.669          360           688          78.55
701-720..........................       6.774          360           711          79.34
721-740..........................       6.509          360           728          72.23
741-760..........................       6.441          360           752          78.84
761-780..........................       6.574          360           769          69.21
781-800..........................       6.555          360           787          77.95
801-820..........................       6.242          360           810          66.48

     TOTAL.......................

_______________
(1)   As of the cut-off date, the Weighted Average FICO Credit Score of the group 4 mortgage loans was approximately 702.

                             DOCUMENTATION PROGRAMS

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
DOCUMENTATION PROGRAMS                   LOANS           OUTSTANDING      LOAN GROUP 4     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

Full/Alternative.................          40        $      9,496,849.75      25.10%         237,421.24
No Income/No Asset...............           5               1,158,781.44       3.06          231,756.29
Preferred........................          14               4,156,217.00      10.99          296,872.64
Reduced..........................          78              22,058,625.68      58.31          282,802.89
Stated Income/Stated Asset.......           3                 960,500.00       2.54          320,166.67
                                       ---------     -------------------  ------------
     TOTAL.......................         140        $     37,830,973.87     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE       WEIGHTED      AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO         FICO        LOAN-TO-
                                       MORTGAGE     MATURITY        CREDIT        VALUE
DOCUMENTATION PROGRAMS                 RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      ---------    ---------      --------     ---------

Full/Alternative.................       6.188          360           696          74.42
No Income/No Asset...............       6.541          358           749          75.67
Preferred........................       6.433          360           747          78.10
Reduced..........................       6.893          360           695          76.15
Stated Income/Stated Asset.......       6.987          360           660          76.15

     TOTAL.......................

                                      S-58

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
RANGE OF                               MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
ORIGINAL LOAN-TO-VALUE RATIOS (%)        LOANS           OUTSTANDING      LOAN GROUP 4     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

50.00 or Less....................           7        $      1,850,601.31       4.89%         264,371.62
50.01 to 55.00...................           1                 144,000.00       0.38          144,000.00
55.01 to 60.00...................           3                 693,500.00       1.83          231,166.67
60.01 to 65.00...................           2                 562,000.00       1.49          281,000.00
65.01 to 70.00...................          13               3,690,874.20       9.76          283,913.40
70.01 to 75.00...................          11               2,892,222.00       7.65          262,929.27
75.01 to 80.00...................          92              25,857,886.82      68.35          281,063.99
80.01 to 85.00...................           1                 313,500.00       0.83          313,500.00
85.01 to 90.00...................           6               1,053,034.54       2.78          175,505.76
90.01 to 95.00...................           4                 773,355.00       2.04          193,338.75
                                       ---------     -------------------  ------------
     TOTAL.......................         140        $     37,830,973.87     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE       WEIGHTED      AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO         FICO        LOAN-TO-
RANGE OF                               MORTGAGE     MATURITY        CREDIT        VALUE
ORIGINAL LOAN-TO-VALUE RATIOS (%)      RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      ---------    ---------      --------     ---------

50.00 or Less....................       6.426          359           705          33.78
50.01 to 55.00...................       5.625          359           816          50.53
55.01 to 60.00...................       6.693          360           700          58.21
60.01 to 65.00...................       7.282          360           705          60.82
65.01 to 70.00...................       6.630          360           717          69.25
70.01 to 75.00...................       6.568          360           697          73.83
75.01 to 80.00...................       6.655          360           701          79.86
80.01 to 85.00...................       7.375          359           639          84.73
85.01 to 90.00...................       6.539          359           707          89.29
90.01 to 95.00...................       7.302          360           669          94.38

     TOTAL.......................

_______________
(1)   As of the cut-off date, the weighted average original Loan-to-Value Ratio of the group 4 mortgage loans was approximately 75.92%.

(2)   Does not take into account any secondary financing on the group 4 mortgage loans that may exist at the time of origination.

                                      S-59

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
GEOGRAPHIC AREA                          LOANS           OUTSTANDING      LOAN GROUP 4     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

Alaska...........................           1        $      313,560.00       0.83%            313,560.00
Arizona..........................          11             2,457,247.00       6.50             223,386.09
California.......................          48            16,677,670.69      44.08             347,451.47
Colorado.........................           3               800,500.00       2.12             266,833.33
Florida..........................          15             3,525,141.00       9.32             235,009.40
Georgia..........................           7             1,315,048.24       3.48             187,864.03
Hawaii...........................           1               217,000.00       0.57             217,000.00
Illinois.........................           2               341,500.00       0.90             170,750.00
Indiana..........................           1               118,400.00       0.31             118,400.00
Kentucky.........................           1               124,450.00       0.33             124,450.00
Maryland.........................           3               866,056.00       2.29             288,685.33
Massachusetts....................           6             1,664,943.40       4.40             277,490.57
Michigan.........................           2               199,200.00       0.53              99,600.00
Nevada...........................           9             2,345,507.00       6.20             260,611.89
New Hampshire....................           1               321,000.00       0.85             321,000.00
New Jersey.......................           7             1,736,100.00       4.59             248,014.29
New York.........................           2               666,400.00       1.76             333,200.00
North Carolina...................           2               195,700.00       0.52              97,850.00
Oregon...........................           4               966,480.00       2.55             241,620.00
Pennsylvania.....................           1               233,696.44       0.62             233,696.44
Rhode Island.....................           1               220,500.00       0.58             220,500.00
South Carolina...................           2               234,516.00       0.62             117,258.00
Virginia.........................           3               584,800.00       1.55             194,933.33
Washington.......................           6             1,489,558.10       3.94             248,259.68
Wyoming..........................           1               216,000.00       0.57             216,000.00
                                       ---------     -------------------  ------------
     TOTAL.......................         140        $   37,830,973.87     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE       WEIGHTED      AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO         FICO        LOAN-TO-
                                       MORTGAGE     MATURITY        CREDIT        VALUE
GEOGRAPHIC AREA                        RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      ---------    ---------      --------     ---------

Alaska...........................       6.875          360           705          80.00
Arizona..........................       6.923          360           712          76.62
California.......................       6.668          360           700          76.16
Colorado.........................       6.438          359           676          82.30
Florida..........................       6.567          360           685          79.66
Georgia..........................       5.987          359           759          60.32
Hawaii...........................       6.500          360           699          70.00
Illinois.........................       6.717          360           731          72.01
Indiana..........................       5.750          360           607          80.00
Kentucky.........................       6.500          360           644          95.00
Maryland.........................       6.346          360           720          69.58
Massachusetts....................       7.148          358           674          56.67
Michigan.........................       7.304          360           696          80.00
Nevada...........................       6.854          360           694          80.49
New Hampshire....................       7.750          360           762          60.00
New Jersey.......................       6.676          360           710          78.62
New York.........................       7.156          360           716          80.00
North Carolina...................       6.340          360           721          91.94
Oregon...........................       6.554          360           719          80.00
Pennsylvania.....................       6.000          357           758          86.81
Rhode Island.....................       6.625          360           689          70.00
South Carolina...................       6.642          360           658          76.42
Virginia.........................       5.749          360           733          77.14
Washington.......................       6.470          360           700          81.72
Wyoming..........................       6.125          360           690          80.00

     TOTAL.......................

_____________
(1)   No more than approximately 2.829% of the group 4 mortgage loans were secured by mortgaged properties located in any one postal zip code area.

                                      S-60

                                  LOAN PURPOSE

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
LOAN PURPOSE                             LOANS           OUTSTANDING      LOAN GROUP 4     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

Refinance (cash-out).............          42        $      9,958,857.12      26.32%         237,115.65
Purchase.........................          78              21,737,555.75      57.46          278,686.61
Refinance (rate/term)............          20               6,134,561.00      16.22          306,728.05
                                       ---------     -------------------  ------------
     TOTAL.......................         140        $     37,830,973.87     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE       WEIGHTED      AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO         FICO        LOAN-TO-
                                       MORTGAGE     MATURITY        CREDIT        VALUE
LOAN PURPOSE                           RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      ---------    ---------      --------     ---------

Refinance (cash-out).............       6.641          360           694          68.70
Purchase.........................       6.685          360           707          79.95
Refinance (rate/term)............       6.585          360           697          73.36

     TOTAL.......................

                          TYPES OF MORTGAGED PROPERTIES

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
PROPERTY TYPE                            LOANS           OUTSTANDING      LOAN GROUP 4     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

2 to 4 Family Residence..........          10        $      4,480,913.20      11.84%            448,091.32
High-rise Condominium............           1                 344,800.00       0.91             344,800.00
Low-rise Condominium.............          35               9,280,026.24      24.53             265,143.61
Planned Unit Development.........          28               7,723,750.10      20.42             275,848.22
Single Family Residence..........          66              16,001,484.33      42.30             242,446.73
                                       ---------     -------------------  ------------
     TOTAL.......................         140        $     37,830,973.87     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE       WEIGHTED      AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO         FICO        LOAN-TO-
                                       MORTGAGE     MATURITY        CREDIT        VALUE
PROPERTY TYPE                          RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      ---------    ---------      --------     ---------

2 to 4 Family Residence..........       7.061          360           679          76.50
High-rise Condominium............       6.125          359           622          80.00
Low-rise Condominium.............       6.653          360           713          78.13
Planned Unit Development.........       6.439          360           713          75.44
Single Family Residence..........       6.663          360           699          74.62

     TOTAL.......................

                                      S-61

                               OCCUPANCY TYPES(1)

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
OCCUPANCY TYPE                           LOANS           OUTSTANDING      LOAN GROUP 4     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

Investment Property..............          22        $      5,308,728.20      14.03%         241,305.83
Primary Residence................         110              30,512,581.67      80.66          277,387.11
Secondary Residence..............           8               2,009,664.00       5.31          251,208.00
                                       ---------     -------------------  ------------
     TOTAL.......................         140        $     37,830,973.87     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE       WEIGHTED      AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO         FICO        LOAN-TO-
                                       MORTGAGE     MATURITY        CREDIT        VALUE
OCCUPANCY TYPE                         RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      ---------    ---------      --------     ---------

Investment Property..............       7.125          360           712          74.71
Primary Residence................       6.584          360           698          76.66
Secondary Residence..............       6.535          360           743          67.91

     TOTAL.......................

_____________
(1)   Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
REMAINING TERM                         MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
TO MATURITY (MONTHS)                     LOANS           OUTSTANDING      LOAN GROUP 4     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

360..............................         122        $     32,740,625.00     86.54%          268,365.78
359..............................          13               3,932,653.58     10.40           302,511.81
358..............................           2                 402,546.34      1.06           201,273.17
357..............................           1                 233,696.44      0.62           233,696.44
353..............................           1                 365,851.20      0.97           365,851.20
352..............................           1                 155,601.31      0.41           155,601.31
                                       ---------     -------------------  ------------
     TOTAL.......................         140        $     37,830,973.87    100.00%
                                       =========     ===================  ============

                                                                   WEIGHTED
                                       WEIGHTED     WEIGHTED       AVERAGE
                                       AVERAGE       AVERAGE       ORIGINAL
                                       CURRENT        FICO         LOAN-TO-
REMAINING TERM                         MORTGAGE      CREDIT         VALUE
TO MATURITY (MONTHS)                   RATE(%)        SCORE        RATIO(%)
---------------------------------      --------     ---------      --------

360..............................       6.681          702          76.28
359..............................       6.502          700          71.88
358..............................       6.614          707          86.37
357..............................       6.000          758          86.81
353..............................       7.000          683          80.00
352..............................       5.750          678          48.00

     TOTAL.......................

_____________
(1)   As of the cut-off date, the weighted average remaining term to maturity of the group 4 mortgage loans was approximately 360 months.

                                      S-62

                                  LOAN PROGRAMS

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
LOAN PROGRAM                             LOANS           OUTSTANDING      LOAN GROUP 4     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

One-Year LIBOR...................         139        $     37,590,568.87      99.36%         270,435.75
One-Year CMT.....................           1                 240,405.00       0.64          240,405.00
                                       ---------     -------------------  ------------
     TOTAL.......................         140        $     37,830,973.87     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE       WEIGHTED      AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO         FICO        LOAN-TO-
                                       MORTGAGE     MATURITY        CREDIT        VALUE
LOAN PROGRAM                           RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------      --------      --------

One-Year LIBOR...................       6.650          360           702          75.81
One-Year CMT.....................       7.750          360           684          93.00

     TOTAL.......................

                                GROSS MARGINS(1)

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
GROSS MARGIN (%)                         LOANS           OUTSTANDING      LOAN GROUP 4     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

2.250............................         134        $     36,269,874.33      95.87%         270,670.70
2.750............................           1                 240,405.00       0.64          240,405.00
2.875............................           2                 418,196.44       1.11          209,098.22
3.125............................           2                 646,000.00       1.71          323,000.00
3.375............................           1                 256,498.10       0.68          256,498.10
                                       ---------     -------------------  ------------
     TOTAL.......................         140        $     37,830,973.87     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE       WEIGHTED      AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO         FICO        LOAN-TO-
                                       MORTGAGE     MATURITY        CREDIT        VALUE
GROSS MARGIN (%)                       RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------      --------      --------

2.250............................       6.641          360           703          75.31
2.750............................       7.750          360           684          93.00
2.875............................       6.221          358           712          88.22
3.125............................       7.375          360           648          90.02
3.375............................       6.750          358           678          90.00

     TOTAL.......................

_____________
(1)   As of the cut-off date, the weighted average gross margin of the group 4 mortgage loans was approximately 2.283%.

                                      S-63

                          INITIAL RATE ADJUSTMENT DATES

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
INITIAL RATE ADJUSTMENT DATE             LOANS           OUTSTANDING      LOAN GROUP 4     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

July 1, 2012.....................           1        $        155,601.31       0.41%         155,601.31
August 1, 2012...................           1                 365,851.20       0.97          365,851.20
December 1, 2012.................           1                 233,696.44       0.62          233,696.44
January 1, 2013..................           2                 402,546.34       1.06          201,273.17
February 1, 2013.................          13               3,932,653.58      10.40          302,511.81
March 1, 2013....................          59              15,337,500.00      40.54          259,957.63
April 1, 2013....................          63              17,403,125.00      46.00          276,240.08
                                       ---------     -------------------  ------------
     TOTAL.......................         140        $     37,830,973.87     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE       WEIGHTED      AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO         FICO        LOAN-TO-
                                       MORTGAGE     MATURITY        CREDIT        VALUE
INITIAL RATE ADJUSTMENT DATE           RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------      --------      --------

July 1, 2012.....................       5.750          352           678          48.00
August 1, 2012...................       7.000          353           683          80.00
December 1, 2012.................       6.000          357           758          86.81
January 1, 2013..................       6.614          358           707          86.37
February 1, 2013.................       6.502          359           700          71.88
March 1, 2013....................       6.536          360           701          74.71
April 1, 2013....................       6.809          360           703          77.67

     TOTAL.......................

                     MONTHS TO INITIAL RATE ADJUSTMENT DATE

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
RANGE OF NUMBER OF MONTHS              MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
TO INITIAL RATE ADJUSTMENT DATE          LOANS           OUTSTANDING      LOAN GROUP 4     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

76 - 84..........................         140        $     37,830,973.87     100.00%         270,221.24
                                       ---------     -------------------  ------------
     TOTAL.......................         140        $     37,830,973.87     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE       WEIGHTED      AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO         FICO        LOAN-TO-
RANGE OF NUMBER OF MONTHS              MORTGAGE     MATURITY        CREDIT        VALUE
TO INITIAL RATE ADJUSTMENT DATE        RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------      --------      --------

76 - 84..........................       6.657          360           702          75.92

     TOTAL.......................

                                      S-64

                            MAXIMUM MORTGAGE RATES(1)

                                                                             % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
MAXIMUM MORTGAGE RATE (%)                LOANS           OUTSTANDING      LOAN GROUP 4     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

10.125...........................           1        $        164,000.00       0.43%         164,000.00
10.375...........................           1                 209,822.00       0.55          209,822.00
10.500...........................           1                 302,400.00       0.80          302,400.00
10.625...........................           2                 281,500.00       0.74          140,750.00
10.750...........................           3                 684,001.31       1.81          228,000.44
10.875...........................           8               2,389,494.00       6.32          298,686.75
11.000...........................          10               2,727,745.44       7.21          272,774.54
11.125...........................           3                 671,300.00       1.77          223,766.67
11.250...........................          11               2,936,366.00       7.76          266,942.36
11.375...........................           5               1,379,238.24       3.65          275,847.65
11.500...........................          18               4,762,463.00      12.59          264,581.28
11.625...........................          16               4,952,279.38      13.09          309,517.46
11.750...........................           9               2,269,698.10       6.00          252,188.68
11.875...........................          13               3,327,949.00       8.80          255,996.08
12.000...........................           6               1,514,902.20       4.00          252,483.70
12.125...........................           7               1,619,368.00       4.28          231,338.29
12.250...........................           5               1,937,050.00       5.12          387,410.00
12.375...........................           5               1,818,200.00       4.81          363,640.00
12.500...........................           9               2,129,592.20       5.63          236,621.36
12.625...........................           3                 709,800.00       1.88          236,600.00
12.750...........................           4               1,043,805.00       2.76          260,951.25
                                       ---------     -------------------  ------------
     TOTAL.......................         140        $     37,830,973.87     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE       WEIGHTED      AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO         FICO        LOAN-TO-
                                       MORTGAGE     MATURITY        CREDIT        VALUE
MAXIMUM MORTGAGE RATE (%)              RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------      --------      --------

10.125...........................       5.125          360           810          69.79
10.375...........................       5.375          360           774          70.00
10.500...........................       5.500          360           683          80.00
10.625...........................       5.625          359           763          54.13
10.750...........................       5.750          358           721          49.85
10.875...........................       5.875          360           708          69.72
11.000...........................       6.000          360           717          79.35
11.125...........................       6.125          359           647          79.38
11.250...........................       6.250          360           721          77.20
11.375...........................       6.375          360           755          79.61
11.500...........................       6.500          360           701          79.27
11.625...........................       6.625          360           686          75.78
11.750...........................       6.750          360           696          77.61
11.875...........................       6.875          360           704          72.21
12.000...........................       7.000          358           709          78.48
12.125...........................       7.125          360           725          79.32
12.250...........................       7.250          360           674          75.47
12.375...........................       7.375          360           672          77.27
12.500...........................       7.500          360           672          77.52
12.625...........................       7.625          360           705          71.89
12.750...........................       7.750          360           717          76.84

     TOTAL.......................

____________
(1)   As of the cut-off date, the weighted average maximum mortgage rate of the group 4 mortgage loans was approximately 11.657% per annum.

                                      S-65

                            INITIAL PERIODIC RATE CAP

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
INITIAL PERIODIC RATE CAP (%)            LOANS           OUTSTANDING      LOAN GROUP 4     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

5.000............................         140        $     37,830,973.87     100.00%         270,221.24
                                       ---------     -------------------  ------------
     TOTAL.......................         140        $     37,830,973.87     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE       WEIGHTED      AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO         FICO        LOAN-TO-
                                       MORTGAGE     MATURITY        CREDIT        VALUE
INITIAL PERIODIC RATE CAP (%)          RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------      --------      --------

5.000............................       6.657          360           702          75.92

     TOTAL.......................

                          SUBSEQUENT PERIODIC RATE CAP

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
SUBSEQUENT PERIODIC                    MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
  RATE CAP (%)                           LOANS           OUTSTANDING      LOAN GROUP 4     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

2.000............................         140        $     37,830,973.87    100.00%          270,221.24
                                       ---------     -------------------  ------------
     TOTAL.......................         140        $     37,830,973.87    100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE       WEIGHTED      AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO         FICO        LOAN-TO-
SUBSEQUENT PERIODIC                    MORTGAGE     MATURITY        CREDIT        VALUE
  RATE CAP (%)                         RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------      --------      --------

2.000............................       6.657          360           702          75.92

     TOTAL.......................

                                      S-66

                            MINIMUM MORTGAGE RATES(1)

                                                                             % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
                                       MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
MINIMUM MORTGAGE RATE (%)                LOANS           OUTSTANDING      LOAN GROUP 4     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    - ----------------

2.250............................         134        $     36,269,874.33      95.87%         270,670.70
2.750............................           1                 240,405.00       0.64          240,405.00
2.875............................           2                 418,196.44       1.11          209,098.22
3.125............................           2                 646,000.00       1.71          323,000.00
3.375............................           1                 256,498.10       0.68          256,498.10
                                       ---------     -------------------  ------------
     TOTAL.......................         140        $     37,830,973.87     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE       WEIGHTED      AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO         FICO        LOAN-TO-
                                       MORTGAGE     MATURITY        CREDIT        VALUE
MINIMUM MORTGAGE RATE (%)              RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------      --------      --------

2.250............................       6.641          360           703          75.31
2.750............................       7.750          360           684          93.00
2.875............................       6.221          358           712          88.22
3.125............................       7.375          360           648          90.02
3.375............................       6.750          358           678          90.00

     TOTAL.......................

______________
(1)   As of the cut-off date, the weighted average minimum mortgage rate of the group 4 mortgage loans was approximately 2.283% per annum.

                      INTEREST-ONLY PERIODS AT ORIGINATION

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
INTEREST-ONLY PERIOD                   MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
(MONTHS)                                 LOANS           OUTSTANDING      LOAN GROUP 4     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

 0...............................         17         $      4,099,641.46       10.84%        241,155.38
 84..............................        121               33,311,332.41       88.05         275,300.27
 120.............................          2                  420,000.00        1.11         210,000.00
                                       ---------     -------------------  ------------
     TOTAL.......................        140         $     37,830,973.87    100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE       WEIGHTED      AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO         FICO        LOAN-TO-
INTEREST-ONLY PERIOD                   MORTGAGE     MATURITY        CREDIT        VALUE
(MONTHS)                               RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------      --------      --------

 0...............................       6.698          359           705          79.21
 84..............................       6.665          360           702          75.51
 120.............................       5.658          360           690          76.01

     TOTAL.......................

                                      S-67

                    PREPAYMENT CHARGE PERIODS AT ORIGINATION

                                                                              % OF
                                       NUMBER OF          AGGREGATE         MORTGAGE           AVERAGE
PREPAYMENT CHARGE                      MORTGAGE       PRINCIPAL BALANCE     LOANS IN      PRINCIPAL BALANCE
PERIOD (MONTHS)                          LOANS           OUTSTANDING      LOAN GROUP 4     OUTSTANDING($)
---------------------------------      ---------     -------------------  ------------    -----------------

 0...............................         84         $    21,592,871.47      57.08%          257,057.99
 12..............................         36              11,510,833.20      30.43           319,745.37
 36..............................         15               3,545,418.20       9.37           236,361.21
 60..............................          5               1,181,851.00       3.12           236,370.20
                                       ---------     -------------------  ------------
     TOTAL.......................        140         $    37,830,973.87     100.00%
                                       =========     ===================  ============

                                                    WEIGHTED                     WEIGHTED
                                       WEIGHTED      AVERAGE       WEIGHTED      AVERAGE
                                       AVERAGE      REMAINING      AVERAGE       ORIGINAL
                                       CURRENT       TERM TO         FICO        LOAN-TO-
PREPAYMENT CHARGE                      MORTGAGE     MATURITY        CREDIT        VALUE
PERIOD (MONTHS)                        RATE(%)      (MONTHS)        SCORE        RATIO(%)
---------------------------------      --------     ---------      --------      --------

 0...............................       6.544          360           707          75.33
 12..............................       6.730          360           698          76.81
 36..............................       6.859          360           686          77.19
 60..............................       7.403          360           704          74.21

     TOTAL.......................

                                      S-68

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

      The certificates will be issued pursuant to the pooling and servicing agreement. We summarize below the material terms and provisions pursuant to which the certificates will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. The certificates represent obligations of the issuing entity only and do not represent an interest in or obligation of CWALT, Inc., Countrywide Home Loans, Inc. (or any other seller),
Countrywide Home Loans Servicing LP or any of their affiliates. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates.

      The Mortgage Pass-Through Certificates, Series 2006-HY10 will consist of the (a) Class 1-A-1, Class 1-A-2, Class 1-X, Class 2-A-1, Class 2-A-2, Class
3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2 and Class A-R Certificates (all of
which are together referred to as "SENIOR CERTIFICATES"), (b) the Class M, Class
B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates (all of which are together referred to as "SUBORDINATED CERTIFICATES") and (c) the Class P-1,
Class P-2, Class P-3 and Class P-4 Certificates (all of which are together referred to as "CLASS P CERTIFICATES"). Only the classes of certificates listed on the cover page hereof are offered by this free writing prospectus (the
"OFFERED CERTIFICATES").

When describing the certificates in this free writing prospectus, we use the following terms:

       DESIGNATION                                      CLASSES OF CERTIFICATES
-------------------------     ----------------------------------------------------------------------------

  Senior Certificates         Class 1-A-1 , Class 1-A-2, Class 1-X, Class 2-A-1, Class 2-A-2, Class 3-A-1,
                                    Class 3-A-2, Class 4-A-1, Class 4-A-2 and Class A-R Certificates

Subordinated Certificates                           Class M and Class B Certificates

  Class B Certificates                       Class B-1, Class B-2, Class B-3, Class B-4 and
                                                         Class B-5 Certificates

  Class P Certificates                 Class P-1, Class P-2, Class P-3 and Class P-4 Certificates

  Offered Certificates             Senior Certificates, Class M, Class B-1 and Class B-2 Certificates

  Private Certificates                  Class P, Class B-3, Class B-4 and Class B-5 Certificates

The certificates are generally referred to as the following types:

          CLASS                                                  TYPE
-------------------------           ---------------------------------------------------------------

Class 1-A-1 Certificates                   Senior / Variable Pass-Through Rate/Super Senior

Class 1-A-2 Certificates                      Senior / Variable Pass-Through Rate/Support

Class 1-X Certificates              Senior/ Notional Amount/ Interest Only/ Fixed Pass-Through Rate

Class 2-A-1 Certificates                   Senior / Variable Pass-Through Rate/Super Senior

Class 2-A-2 Certificates                      Senior / Variable Pass-Through Rate/Support

Class 3-A-1 Certificates                   Senior / Variable Pass-Through Rate/Super Senior

Class 3-A-2 Certificates                      Senior / Variable Pass-Through Rate/Support

Class 4-A-1 Certificates                   Senior / Variable Pass-Through Rate/Super Senior

Class 4-A-2 Certificates                      Senior / Variable Pass-Through Rate/Support

Class A-R Certificates                       Senior / Variable Pass-Through Rate/Residual

Subordinated Certificates                      Subordinate / Variable Pass-Through Rate

                                      S-69

      The Class P-1, Class P-2, Class P-3, Class P-4, Class B-3, Class B-4 and
Class B-5 Certificates are not offered by this free writing prospectus. Any information presented in this free writing prospectus with respect to the private certificates is provided only to permit a better understanding of the offered certificates.

      The senior certificates will have an initial aggregate Class Certificate
Balance of approximately $499,745,100, and will evidence in the aggregate an initial beneficial ownership interest of approximately 92.60% in the issuing entity. The subordinated certificates will each evidence the initial beneficial ownership interest in the issuing entity set forth below:

                                                      INITIAL BENEFICIAL
         CLASS OF SUBORDINATED CERTIFICATES           OWNERSHIP INTEREST
       ---------------------------------------        ------------------
       Class M................................               3.10%
       Class B-1..............................               1.40%
       Class B-2..............................               1.00%
       Class B-3..............................               0.90%
       Class B-4..............................               0.60%
       Class B-5..............................               0.40%

CALCULATION OF CLASS CERTIFICATE BALANCE

      The "CLASS CERTIFICATE BALANCE" of any class of certificates (other than the notional amount certificates) as of any Distribution Date is the initial
Class Certificate Balance of the class reduced by the sum of:

      o   all amounts previously distributed to holders of certificates of the class as payments of principal and

      o   the amount of Realized Losses allocated to the class;

provided, however, that the Class Certificate Balance of each class of certificates to which Realized Losses have been allocated will be increased, sequentially in the order of distribution priority (from highest to lowest), by the amount of Subsequent Recoveries on the Mortgage Loans in a related loan group distributed as principal to any related class of certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class
Certificate Balance of such class of certificates. See "The Agreements -
Realization Upon Defaulted Mortgage Loans" in the prospectus.

      In addition, the Class Certificate Balance of the class of subordinated certificates then outstanding with the highest numerical class designation will be reduced if and to the extent that the aggregate of the Class Certificate
Balances of all classes of certificates, following all distributions and the allocation of Realized Losses on any Distribution Date, exceeds the pool principal balance as of the Due Date occurring in the month of the Distribution
Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

      The Class 1-X Certificates do not have a Class Certificate Balance and are not entitled to any distributions in respect of principal on the Mortgage Loans.

SENIOR CERTIFICATE GROUPS

      The Class 1-A-1, Class 1-A-2, Class 1-X and Class A-R Certificates relate to loan group 1, the Class 2-A-1 and Class 2-A-2 Certificates relate to loan group 2, the Class 3-A-1 and Class 3-A-2 Certificates relate to loan group 3 and the Class 4-A-1 and Class 4-A-2 Certificates relate to loan group 4. The classes of senior certificates related to a particular loan group are referred to as a
"SENIOR CERTIFICATE GROUP."

SUBORDINATED PORTIONS

      A portion of each loan group is related to the subordinated certificates.
That portion (the "SUBORDINATED PORTION") for any Distribution Date will be equal to the aggregate Stated Principal Balance of the Mortgage Loans in

                                      S-70

the related loan group as of the Due Date occurring in the month preceding the month of the Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date) minus the aggregate Class
Certificate Balance of the related senior certificate group (other than the notional amount certificates) immediately prior to such Distribution Date.

NOTIONAL AMOUNT CERTIFICATES

      The Class 1-X Certificates are notional amount certificates. The notional amount of the Class 1-X Certificates for any Distribution Date will equal the
Class Certificate Balance of the Class 1-A-1 Certificates immediately prior to such Distribution Date.

BOOK-ENTRY CERTIFICATES; DENOMINATIONS

      The offered certificates, other than the Class A-R Certificates, will be issued as book-entry certificates. The Class A-R Certificates will be issued as two certificates in fully registered certificated form in an aggregate denomination of $100. Each class of book-entry certificates will be issued as one or more certificates that in the aggregate will equal the initial Class
Certificate Balance of each class of certificates and that will be held by a depository, initially a nominee of The Depository Trust Company. Beneficial interests in the book-entry certificates will be held indirectly by investors through the book-entry facilities of the depository, as described in this free writing prospectus. Investors may hold the beneficial interests in the book-entry certificates in minimum denominations representing an original principal amount or notional amount of $25,000 and integral multiples of $1,000 in excess thereof. One investor of each class of book-entry certificates may hold a beneficial interest therein that is not an integral multiple of $1,000.
The depositor has been informed by the depository that its nominee will be CEDE
& Co. ("CEDE"). Accordingly, CEDE is expected to be the holder of record of the book-entry certificates. Except as described in the prospectus under
"Description of the Securities -- Book-Entry Securities," no beneficial owner acquiring a book-entry certificate will be entitled to receive a physical certificate representing the certificate.

      Unless and until definitive certificates are issued, it is anticipated that the only certificateholder of the book-entry certificates will be CEDE, as nominee of the depository. Beneficial owners of the book-entry certificates will not be certificateholders, as that term is used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise the rights of certificateholders indirectly through financial intermediaries and the depository. Monthly and annual reports on the issuing entity provided to CEDE, as nominee of the depository, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the depository, and to the financial intermediaries to whose depository accounts the book-entry certificates of the beneficial owners are credited.

      For a description of the procedures generally applicable to the book-entry certificates, see "Description of the Securities-- Book-Entry Securities" in the
prospectus.

      Although The Depository Trust Company has agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of The Depository Trust Company, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

PAYMENTS ON MORTGAGE LOANS; ACCOUNTS

      Certificate Account. On or before the closing date, the master servicer will establish an account (the "CERTIFICATE ACCOUNT"), which will be maintained in trust for the benefit of the certificateholders. The Certificate Account will be established by the master servicer initially at Countrywide Bank, N.A., which is an affiliate of the depositor, the sellers and the master servicer. The master servicer will deposit or cause to be deposited in the Certificate
Account, within two business days after receipt (or, on a daily basis, if the long-term credit rating of Countrywide Home Loans has been reduced below the rating specified in the pooling and servicing agreement) the following payments and collections remitted by subservicers or received by it in respect of
Mortgage Loans subsequent to the cut-off date (other than in respect of principal and interest due on the Mortgage Loans on or before the cut-off date)
and the following amounts required to be deposited under the pooling and servicing agreement:

                                      S-71

          o   all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

          o   all payments on account of interest on the Mortgage Loans, net of the related master servicing fee (as adjusted by Compensating
              Interest payments) and any lender paid mortgage insurance
              premiums;

          o   all payments on account of prepayment charges on the Mortgage
              Loans;

          o   all insurance proceeds, Subsequent Recoveries and liquidation proceeds, other than proceeds to be applied to the restoration or repair of a mortgaged property or released to the mortgagor in accordance with the master servicer's normal servicing procedures;

          o   any amount required to be deposited by the master servicer pursuant to the pooling and servicing agreement in connection with any losses on permitted investments for which it is responsible;

          o   any amounts received by the master servicer with respect to primary mortgage insurance and in respect of net monthly rental income from REO Property;

          o   all Substitution Adjustment Amounts; and

          o   all Advances made by the master servicer.

      Prior to their deposit into the Certificate Account, payments and collections on the Mortgage Loans will be commingled with payments and collections on other mortgage loans and other funds of the master servicer. For a discussion of the risks that arise from the commingling of payments and collections, see "Risk Factors -- Bankruptcy Or Insolvency May Affect The Timing
And Amount Of Distributions On The Securities" in the prospectus.

      The master servicer may from time to time make withdrawals from the
Certificate Account for the following purposes:

          o   to pay to the master servicer the master servicing fee and the additional servicing compensation (to the extent not previously retained by the master servicer);

          o   to reimburse each of the master servicer and the trustee for unreimbursed Advances made by it, which right of reimbursement pursuant to this subclause being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

          o   to reimburse each of the master servicer and the trustee for any nonrecoverable advance previously made by it (and prior to the reimbursement, the master servicer will deliver to the trustee an officer's certificate indicating the amount of the nonrecoverable
              Advance and identifying the related Mortgage Loan(s), and their respective portions of the nonrecoverable advance);

          o   to reimburse the master servicer for insured expenses from the related insurance proceeds;

          o   to reimburse the master servicer for (a) any unreimbursed
              customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the master servicer of its servicing obligations, including, but not limited to, the cost of
              (i) the preservation, restoration and protection of a mortgaged property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO
              Property and (iv) maintaining any required insurance policies
              (collectively, "SERVICING ADVANCES"), which right of reimbursement pursuant to this clause is limited to amounts received
              representing late recoveries of the payments of these costs and expenses (or liquidation proceeds or Subsequent Recoveries, purchase proceeds or repurchase proceeds with respect thereto);

                                      S-72

          o   to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that it has purchased as required under the pooling and servicing agreement, all amounts received on such Mortgage Loan after the date of such purchase;

          o   to reimburse the sellers, the master servicer for expenses incurred by any of them and reimbursable pursuant to the pooling and servicing agreement;

          o   to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

          o   to withdraw an amount equal to the sum of (a) the related
              Available Funds, (b) any Prepayment Charges received and (c) the
              Trustee Fee for such Distribution Date and remit such amount to the trustee for deposit in the Distribution Account; and

          o   to clear and terminate the Certificate Account upon termination of the pooling and servicing agreement.

      The master servicer is required to maintain separate accounting, on a
Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account described in the first six bullet points above.

      Distribution Account. On or before the business day immediately preceding each Distribution Date, the master servicer will withdraw from the Certificate
Account the amount of Available Funds for each loan group, any Prepayment
Charges received and the Trustee Fee and will deposit those amounts in an account established and maintained with the trustee on behalf of the certificateholders (the "Distribution Account"). The trustee will, promptly upon receipt, deposit in the Distribution Account and retain therein:

          o   the aggregate amount remitted by the master servicer to the trustee and

          o   any amount required to be deposited by the master servicer in connection with any losses on investment of funds in the
              Distribution Account.

      The trustee will withdraw funds from the Distribution Account for distribution to the certificateholders as described below under "-- Priority of
Distributions Among Certificates" and may from time to time make withdrawals from the Distribution Account:

          o   to pay the Trustee Fee to the trustee;

          o   to pay to the master servicer, as additional servicing
              compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account;

          o   to withdraw any amount deposited in the Distribution Account and not required to be deposited therein (which withdrawal may be at the direction of the master servicer through delivery of a written notice to the trustee describing the amounts deposited in error);
              and

          o   to clear and terminate the Distribution Account upon the
              termination of the pooling and servicing agreement.

      There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

      Prior to each Determination Date, the master servicer is required to provide the trustee a report containing the data and information concerning the
Mortgage Loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The trustee is not responsible for recomputing,

                                      S-73

recalculating or verifying the information provided to it by the master servicer in that report and will be permitted to conclusively rely on any information provided to it by the master servicer.

INVESTMENTS OF AMOUNTS HELD IN ACCOUNTS

      The Certificate Account and the Distribution Account. All funds in the
Certificate Account and the Distribution Account will be invested in permitted investments at the direction, and for the benefit and risk, of the master servicer. All income and gain net of any losses realized from the investment will be for the benefit of the master servicer as additional servicing compensation and will be remitted to it monthly as described herein.

      The amount of any losses incurred in the Certificate Account or the
Distribution Account in respect of the investments will be deposited by the master servicer in the Certificate Account or paid to the trustee for deposit into the Distribution Account out of the master servicer's own funds immediately as realized. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the
Certificate Account or the Distribution Account and made in accordance with the pooling and servicing agreement.

                                      S-74

FEES AND EXPENSES

      The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

TYPE / RECIPIENT (1)                  AMOUNT                 GENERAL PURPOSE            SOURCE (2)              FREQUENCY
---------------------   ----------------------------------   ----------------   --------------------------   ------------

FEES

Master Servicing Fee    One-twelfth of the Stated            Compensation       Amounts on deposit in             Monthly
/ Master Servicer       Principal Balance of each                               the Certificate
                        Mortgage Loan multiplied by the                         Account representing
                        related Master Servicing Fee Rate                       payments of interest
                        (3)                                                     and application of
                                                                                liquidation proceeds
                                                                                with respect to that
                                                                                Mortgage Loan

                        o  All late payment fees,            Compensation       Payments made by             Time to time
                           assumption fees and other                            obligors with respect
                           similar charges (excluding                           to the Mortgage Loans
                           prepayment charges)

                        o  All investment income             Compensation       Investment income                 Monthly
                           earned on amounts on deposit in                      related to the
                           the Certificate Account and                          Certificate Account
                           Distribution Account                                 and the Distribution
                                                                                Account

                        o  Excess Proceeds (4)               Compensation       Liquidation proceeds         Time to time
                                                                                and Subsequent
                                                                                Recoveries

Trustee Fee (the        One-twelfth of the Trustee Fee       Compensation       Amounts on deposit in             Monthly
"TRUSTEE FEE") /        Rate multiplied by the aggregate                        the Certificate
Trustee                 Stated Principal Balance of the                         Account or the
                        outstanding Mortgage Loans (5)                          Distribution Account

EXPENSES

Insured expenses /      Expenses incurred by the Master      Reimbursement of   To the extent the            Time to time
Master Servicer         Servicer                             Expenses           expenses are covered
                                                                                by an insurance policy
                                                                                with respect to the
                                                                                Mortgage Loan

Servicing Advances /    To the extent of funds available,    Reimbursement of   With respect to each         Time to time
Master Servicer         the amount of any Servicing          Expenses           Mortgage Loan, late
                        Advances                                                recoveries of the
                                                                                payments of the costs
                                                                                and expenses,
                                                                                liquidation proceeds,
                                                                                Subsequent Recoveries,
                                                                                purchase proceeds or
                                                                                repurchase proceeds
                                                                                for that Mortgage Loan (6)

Indemnification         Amounts for which the sellers,       Indemnification    Amounts on deposit on             Monthly
expenses / the          the master servicer and depositor                       the Certificate
sellers, the master     are entitled to indemnification                         Account.
servicer and the        (7)
depositor

                                      S-75

____________

(1)   If the trustee succeeds to the position of master servicer, it will be entitled to receive the same fees and expenses of the master servicer described in this free writing prospectus. Any increase in the fees and expenses described in this free writing prospectus would require an amendment to the pooling and servicing agreement.

(2)   Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the master servicer in the case of amounts owed to the master servicer) prior to distributions on the certificates.

(3)   The Master Servicing Fee Rate for each Mortgage Loan will equal 0.250% per annum prior to and including the initial Adjustment Date for that Mortgage
      Loan and 0.375% per annum after the initial Adjustment Date. The amount of the monthly servicing fee is subject to adjustment with respect to
      Mortgage Loans that are prepaid in full.

(4)   "EXCESS PROCEEDS" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and
      Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage Loan.

(5)   The "TRUSTEE FEE RATE" is equal to 0.009% per annum.

(6)   Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(7)   Each of the sellers, the master servicer, and the depositor are entitled to indemnification of certain expenses as described in the prospectus under "The Pooling and Servicing Agreement -- Certain Matters Regarding
      the Master Servicer, the Depositor and the Sellers."

                                      S-76

DISTRIBUTIONS

      Distribution Account. Distributions on the certificates will be made by the trustee on the 25th day of each month or, if that day is not a business day, on the first business day thereafter, commencing in April 2006 (each, a
"DISTRIBUTION DATE"), to the persons in whose names the certificates are registered at the close of business on the related Record Date

      Distributions on each Distribution Date will be made by check mailed to the address of the person entitled to it as it appears on the applicable certificate register or, in the case of a certificateholder who holds 100% of a class of certificates or who holds certificates with an aggregate initial certificate balance of $1,000,000 or more or who holds a notional amount certificate and who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentment and surrender of the certificates at the Corporate Trust Office of the trustee.

PRIORITY OF DISTRIBUTIONS AMONG CERTIFICATES

      As more fully described in this free writing prospectus, distributions on the senior certificates will be made on each Distribution Date primarily from
Available Funds of the related loan group for such Distribution Date, and, in certain circumstances, from any Available Funds from the other loan groups remaining after distributions to the senior certificates related to such loan group. Distributions on the subordinated certificates will be based on any remaining Available Funds for all of the loan groups for such Distribution Date, in each case after giving effect to distributions on all classes of senior certificates in the following order of priority:

      o   to interest on each class of senior certificates in the related senior certificate group, pro rata, based on their respective interest distribution amounts;

      o   to principal of the classes of senior certificates relating to each loan group then entitled to receive distributions of principal, in the order and subject to the priorities set forth in this free writing prospectus under "Description of the Certificates -- Principal," in each case in an aggregate amount up to the maximum amount of principal to be distributed on the classes on the Distribution Date;

      o   to interest on and principal of the classes of the senior certificates not relating to that loan group in the manner, order and priority described under "Description of the Certificates -- Transfer
          Payments;"

      o   from remaining available funds from all of the loan groups to interest on and principal of each class of subordinated certificates, in the order of their numerical class designations, beginning with the Class
          M Certificates, in each case subject to the limitations set forth under "Description of the Certificates--Interest" and "--Principal" in
          this free writing prospectus; and

      o   from remaining available funds from all of the loan groups, any remaining amounts to the Class A-R Certificates.

"AVAILABLE FUNDS" for a loan group for any Distribution Date will be equal to the sum of

      o   all scheduled installments of interest (net of the related expense fees including any lender paid mortgage insurance premiums) and principal due on the Mortgage Loans in that loan group on the related
          Due Date and received before the related Determination Date, together with any advances with respect to them;

      o   all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures and all other cash amounts received and retained in connection

                                      S-77

          with (a) the liquidation of defaulted Mortgage Loans in that loan group, by foreclosure or otherwise during the calendar month preceding the month of the Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any) and (b) any Subsequent Recoveries with respect to Mortgage Loans in that loan group;

      o   all partial or full prepayments with respect to Mortgage Loans in that loan group received during the related Prepayment Period together with interest paid in connection with the prepayment, other than certain excess amounts, and the Compensating Interest; and

      o   amounts received with respect to the Distribution Date as the
          Substitution Adjustment Amount or purchase price in respect of a deleted Mortgage Loan or a Mortgage Loan in that loan group repurchased by a seller or the master servicer as of the Distribution
          Date;

      minus

      o   amounts in reimbursement for advances previously made and other amounts as to which the master servicer or the trustee is entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement;

      plus

      o   Transfer Payments Received, plus interest thereon, for such loan group and Distribution Date;

      minus

      o   Transfer Payments Made, plus interest thereon, from such loan group and Distribution Date.

INTEREST

      The classes of offered certificates will have the respective pass-through rates described below (each, a "PASS-THROUGH RATE").

      The pass-through rate for the Class 1-A-1 Certificates for the interest accrual period for any Distribution Date will be a per annum rate equal to the
Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group
1, less the pass-through rate of the Class 1-X Certificates for the related interest accrual period. The pass-through rate for the Class 1-A-1 Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.0297% per annum.

      The pass-through rate for the Class 1-X Certificates for each interest accrual period for any Distribution will equal 0.4756% per annum.

      The pass-through rate for the Class 1-A-2 and Class A-R Certificates for the interest accrual period related to each Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the
Mortgage Loans in loan group 1. The pass-through rate for the Class 1-A-2 and
Class A-R Certificates for the interest accrual period for the first
Distribution Date is expected to be approximately 6.5053% per annum.

      The pass-through rate for the Class 2-A-1 and Class 2-A-2 Certificates for the interest accrual period related to each Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the
Mortgage Loans in loan group 2. The pass-through rate for the Class 2-A-1 and
Class 2-A-2 Certificates for the interest accrual period for the first
Distribution Date is expected to be approximately 6.2220% per annum.

      The pass-through rate for the Class 3-A-1 and Class 3-A-2 Certificates for the interest accrual period related to each Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage

Rate of the Mortgage Loans in loan group 3. The pass-through rate for the Class
3-A-1 and Class 3-A-2 Certificates for the interest accrual period for the first
Distribution Date is expected to be approximately 6.2858% per annum.

      The pass-through rate for the Class 4-A-1 and Class 4-A-2 Certificates for the interest accrual period related to each Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the
Mortgage Loans in loan group 4. The pass-through rate for the Class 4-A-1 and
Class 4-A-2 Certificates for the interest accrual period for the first
Distribution Date is expected to be approximately 6.3762% per annum.

      The pass-through rate for each class of subordinated certificates for the interest accrual period related to any Distribution Date will be a per annum rate equal to (1) the sum of the following for each loan group: the product of
(x) the Weighted Average Adjusted Net Mortgage Rate of the related Mortgage
Loans and (y) the related Subordinated Portion immediately prior to that
Distribution Date, divided by (2) the aggregate Class Certificate Balance of the subordinated certificates immediately prior to that Distribution Date. The pass-through rate for each class of subordinated certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.3824% per annum.

      With respect to any Distribution Date, the "ADJUSTED NET MORTGAGE RATE"
for each Mortgage Loan and any Distribution Date is the Mortgage Rate thereof as of the Due Date occurring in the month preceding the month of the Distribution
Date (after giving effect to principal prepayments in the Prepayment Period related to such Due Date) less the related Master Servicing Fee Rate, the trustee fee rate as provided in the pooling and servicing agreement and any lender paid mortgage insurance premiums for such Mortgage Loan (expressed as a per annum percentage of its Stated Principal Balance). The "WEIGHTED AVERAGE
ADJUSTED NET MORTGAGE RATE" for any loan group and Distribution Date means the average of the Adjusted Net Mortgage Rate of each Mortgage Loan in that loan group, weighted on the basis of its Stated Principal Balance as of the Due Date occurring in the month preceding the month of the Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to such
Due Date).

      Interest Entitlement. With respect to each Distribution Date, the interest accrual period for each class of certificates will be the calendar month preceding the month of the Distribution Date. Each interest accrual period will be deemed to consist of 30 days. Interest will be calculated and payable on the basis of a 360-day year divided into twelve 30-day months.

      On each Distribution Date, to the extent of funds available therefor, each class of certificates will be entitled to receive an amount allocable to interest for the related interest accrual period. This "INTEREST DISTRIBUTION
AMOUNT" for any class will be equal to the sum of (a) interest at the applicable pass-through rate on the related Class Certificate Balance or notional amount, as the case may be, immediately prior to that Distribution Date and (b) the sum of the amounts, if any, by which the amount described in clause (a) above on each prior Distribution Date exceeded the amount actually distributed as interest on the prior Distribution Dates and not subsequently distributed (which are called unpaid interest amounts).

ALLOCATION OF NET INTEREST SHORTFALLS

      The interest entitlement described above for each class of certificates for any Distribution Date will be reduced by the amount of Net Interest
Shortfalls experienced by (a) the related loan group, with respect to the senior certificates and (b) all loan groups, with respect to the subordinated certificates. With respect to any Distribution Date and loan group, the "NET
INTEREST SHORTFALL" is equal to the sum of:

      o   any net prepayment interest shortfalls for that loan group and
          Distribution Date and

      o   the amount of interest that would otherwise have been received with respect to any Mortgage Loan in that loan group that was the subject of a Relief Act Reduction or Debt Service Reduction.

      Net Interest Shortfalls for a loan group on any Distribution Date will be allocated pro rata among all classes of the related senior certificates and the classes of subordinated certificates entitled to receive distributions of interest on such Distribution Date, based on the amount of interest each such class of certificates would otherwise be

entitled to receive (or, in the case of the subordinated certificates, deemed to be entitled to receive as described more fully below) on such Distribution Date, in each case before taking into account any reduction in such amounts from such
Net Interest Shortfalls.

      With respect to any Distribution Date, a "NET PREPAYMENT INTEREST
SHORTFALL" for a loan group is the amount by which the aggregate of prepayment interest shortfalls experienced by the Mortgage Loans in that loan group during the related Prepayment Period exceeds the sum of (x) the Compensating Interest for such loan group and Distribution Date and (y) the excess, if any, of the
Compensating Interest for each other loan group over the prepayment interest shortfalls for such other loan groups. A "PREPAYMENT INTEREST SHORTFALL" is the amount by which interest paid by a borrower in connection with a prepayment of principal on a Mortgage Loan during the portion of the Prepayment Period occurring in the prior month is less than one month's interest at the related
Mortgage Rate (net of the Master Servicing Fee Rate) on the Stated Principal
Balance of the Mortgage Loan.

      For purposes of allocating Net Interest Shortfalls for a loan group to the subordinated certificates on any Distribution Date, the amount of interest each such class of subordinated certificates, as applicable, would otherwise be deemed to be entitled to receive from Available Funds for that loan group on the
Distribution Date will be equal to an amount of interest at the pass-through rate on a balance equal to that class' pro rata share (based on their respective
Class Certificate Balances) of the related Subordinated Portion relating to the applicable loan group for that Distribution Date; provided, however, on any
Distribution Date after the third Senior Termination Date, Net Interest
Shortfalls for the related loan group will be allocated to the classes of subordinated certificates based on the amount of interest each such class would otherwise be entitled to receive on that Distribution Date.

      A "RELIEF ACT REDUCTION" is a reduction in the amount of the monthly interest payment on a Mortgage Loan pursuant to the Servicemembers Civil Relief
Act or similar state laws. See "Certain Legal Aspects of the
Loans--Servicemembers Civil Relief Act" in the prospectus.

      A "DEBT SERVICE REDUCTION" is the modification of the terms of a mortgage loan in the course of a borrower's bankruptcy proceeding, allowing for the reduction of the amount of the monthly payment on the related mortgage loan.

      If on a particular Distribution Date, Available Funds for a loan group in the Certificate Account applied in the order described above under "-- Priority of Distributions Among Certificates" are not sufficient to make a full distribution of the interest entitlement on the certificates related to that loan group, interest will be distributed on each class of certificates of equal priority based on the amount of interest it would otherwise have been entitled to receive in the absence of the shortfall. Any unpaid interest amount will be carried forward and added to the amount holders of each affected class of certificates will be entitled to receive on the next Distribution Date. A shortfall could occur, for example, if losses realized on the Mortgage Loans in that loan group were exceptionally high or were concentrated in a particular month. Any unpaid interest amount so carried forward will not bear interest.

PRINCIPAL

      General. On each Distribution Date, the Principal Amount for each loan group will be distributed as described above under "--Priority of Distributions
Among the Certificates," first as principal with respect to the related classes of senior certificates (other than the notional amount certificates) in an amount up to the related Senior Principal Distribution Amount for such loan group and second as principal of the subordinated certificates in an amount up to the Subordinated Principal Distribution Amount.

      The "PRINCIPAL AMOUNT" for any Distribution Date and loan group will equal the sum of:

      1.  all monthly payments of principal due on each Mortgage Loan (other than a Liquidated Mortgage Loan) in that loan group on the related Due
          Date,

      2.  the principal portion of the purchase price of each Mortgage Loan in that loan group that was repurchased by a seller, the master servicer or another person pursuant to the pooling and servicing agreement as of the Distribution Date,

      3.  the Substitution Adjustment Amount in connection with any deleted
          Mortgage Loan in that loan group received with respect to the
          Distribution Date,

      4.  any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that loan group that are not yet
          Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date,

      5.  with respect to each Mortgage Loan in that loan group that became a
          Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan,

      6.  all partial and full principal prepayments by borrowers on the
          Mortgage Loans in that loan group received during the related
          Prepayment Period, and

      7.  any Subsequent Recoveries on the Mortgage Loans in that loan group received during the calendar month preceding the month of the
          Distribution Date,

      plus

      o   any Transfer Payments Received for such loan group and Distribution
          Date,

      minus

      o   any Transfer Payments Made for such loan group and Distribution Date.

      For any Distribution Date, the "PRINCIPAL PAYMENT AMOUNT" is equal to all amounts described in clauses 1. through 5. of the definition of Principal Amount and that Distribution Date.

TRANSFER PAYMENTS

      Transfer Payments due to disproportionate principal payments. On each
Distribution Date prior to the earlier of the Senior Credit Support Depletion
Date and the third Senior Termination Date, but after the date on which the aggregate Class Certificate Balance of the senior certificates related to a loan group has been reduced to zero, all principal on the Mortgage Loans in that loan group will be paid pro rata, based on Class Certificate Balance, to the senior certificates then outstanding relating to the other loan groups. However, principal will not be distributed as described above if on that Distribution
Date (a) the Aggregate Subordinated Percentage (as defined in this free writing prospectus) for that Distribution Date is greater than or equal to 200% of the
Aggregate Subordinated Percentage as of the closing date and (b) the aggregate
Stated Principal Balance of all of the Mortgage Loans delinquent 60 days or more
(averaged over the preceding six month period), as a percentage of the aggregate
Class Certificate Balance of the subordinated certificates, is less than 50%. If principal from one loan group is distributed to the senior certificates of another loan group according to this paragraph, the subordinated certificates will not receive that principal amount on that Distribution Date.

      Transfer Payment due to disproportionate Realized Losses in one loan group. If on any Distribution Date the aggregate Class Certificate Balance of the senior certificates related to a loan group immediately prior to such
Distribution Date is greater than the aggregate Stated Principal Balance of the
Mortgage Loans in that loan group as of the Due Date occurring in the month preceding the month of the Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date) (the
"UNDERCOLLATERALIZED GROUP"), then the following will occur:

      o   the Available Funds in each other loan group that is not an
          Undercollateralized Group (each, an "OVERCOLLATERALIZED GROUP") will be reduced, after distributions of interest to the senior certificates of the Overcollateralized Group, by an amount equal to one month's interest on the Transfer Payment Received by the Undercollateralized
          Group at the Weighted Average Adjusted Net Mortgage Rate

          applicable to the Undercollateralized Group and that amount will be added to the Available Funds of the Undercollateralized Group; and

      o   the portion of the Available Funds in respect of principal on the
          Mortgage Loans in each Overcollateralized Group, after distributions of principal to the senior certificates of each Overcollateralized
          Group, will be distributed, to the extent of the portion of Available
          Funds available therefor, to the senior certificates of each
          Undercollateralized Group until the aggregate Class Certificate
          Balance of the senior certificates of each Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group.

      Consequently, the subordinated certificates will not receive any distributions of principal until each Undercollateralized Group is no longer undercollateralized. If more than one loan group on any Distribution Date is entitled to a Transfer Payment Received, such Transfer Payments will be allocated among such loan groups, pro rata, on the basis of the amount by which the aggregate Class Certificate Balance of the related senior certificates immediately prior to such Distribution Date is greater than the aggregate Stated
Principal Balance of the Mortgage Loans in that loan group as of the Due Date occurring in the month preceding the month of such Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date). If more than one loan group on any Distribution Date is required to make a Transfer Payment Made, such Transfer Payments will be allocated among such loan groups, pro rata, on the basis of the Class
Certificate Balances of the related senior certificates.

      On each Distribution Date, the "TRANSFER PAYMENT" for the
Undercollateralized Group will equal the excess, if any, of the aggregate Class
Certificate Balance of the senior certificates immediately prior to such
Distribution Date related to such Undercollateralized Group over the aggregate
Stated Principal Balance of the Mortgage Loans in such loan group as of the Due
Date occurring in the month preceding the month of the Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date). The Transfer Payment received by the Undercollateralized Group is referred to as a "TRANSFER PAYMENT RECEIVED." The Transfer Payment made by the Overcollateralized Group is referred to as a "TRANSFER PAYMENT MADE."

      All or a portion of the distributions to the senior certificates pursuant to the transfer payment provisions described above may be made on the
Distribution Date in the month following the month during which such Transfer
Payment occurs (without any additional distribution of interest or earnings thereon with respect to such delay).

      Senior Principal Distribution Amount. On each Distribution Date, the
Principal Amount for a loan group, up to the amount of the related Senior
Principal Distribution Amount for the Distribution Date, will be distributed as principal of the following classes of senior certificates, in the following order of priority:

      o   with respect to loan group 1, in the following order of priority:

          1.  to the Class A-R Certificates, until its Class Certificate Balance is reduced to zero; and

          2.  concurrently, to the Class 1-A-1 and Class 1-A-2 Certificates, pro
              rata, until their respective Class Certificate Balances are reduced to zero;

      o   with respect to loan group 2, concurrently, to the Class 2-A-1 and
          Class 2-A-2 Certificates, pro rata, until their respective Class
          Certificate Balances are reduced to zero;

      o   with respect to loan group 3, concurrently, to the Class 3-A-1 and
          Class 3-A-2 Certificates, pro rata, until their respective Class
          Certificate Balances are reduced to zero; and

      o   with respect to loan group 4, concurrently, to the Class 4-A-1 and
          Class 4-A-2 Certificates, pro rata, until their respective Class
          Certificate Balances are reduced to zero.

      If on any Distribution Date the allocation to the classes of senior certificates then entitled to distributions of principal would reduce the outstanding Class Certificate Balance of the class or classes below zero, the distribution to the classes of certificates of the Senior Percentage and Senior
Prepayment Percentage of the related principal amounts for the Distribution Date will be limited to the percentage necessary to reduce the related Class
Certificate Balances to zero.

      The capitalized terms used in this free writing prospectus have the following meanings:

      "PREPAYMENT PERIOD" means with respect to any Distribution Date and Due
Date, the period beginning on the sixteenth day of the calendar month preceding the month in which such Distribution Date occurs (or in the case of the first
Distribution Date, from March 1, 2006) and ending on the fifteenth day of the calendar month in which such Distribution Date occurs.

      "DUE DATE" means, with respect to a Mortgage Loan, the date on which scheduled payments are due on the Mortgage Loan. With respect to any
Distribution Date, the related Due Date is the first day of the month in which that Distribution Date occurs.

      The "SENIOR PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date and
loan group will equal the sum of

      o   the related Senior Percentage of all amounts described in clauses 1.
          through 4. of the definition of Principal Amount for that loan group and that Distribution Date,

      o   for each Mortgage Loan in that loan group that became a Liquidated
          Mortgage Loan during the calendar month preceding the month of the
          Distribution Date, the lesser of

          o   the related Senior Percentage of the Stated Principal Balance of the Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date and

          o   the related Senior Prepayment Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage
          Loan,

      o   the sum of the related Senior Prepayment Percentage of amounts described in clauses 6. and 7. of the definition of Principal Amount for that loan group and that Distribution Date, and

      o   any Transfer Payments Received for that loan group and Distribution
          Date;

provided, however, that on any Distribution Date after the third Senior
Termination Date, the Senior Principal Distribution Amount for the remaining senior certificates will be calculated pursuant to the above formula based on all of the Mortgage Loans in the mortgage pool, as opposed to only the Mortgage
Loans in the related loan group.

      "STATED PRINCIPAL BALANCE" means for any Mortgage Loan and Due Date, the unpaid principal balance of the Mortgage Loan as of the Due Date, as specified in its amortization schedule at the time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), as reduced by:

      o   any previous partial prepayments and liquidation proceeds received and to the payment of principal due on the Due Date and irrespective of any delinquency in payment by the related borrower; and

      o   liquidation proceeds allocable to principal received in the prior calendar month and prepayments of principal received through the last day of the related Prepayment Period.

      The "POOL PRINCIPAL BALANCE" equals the aggregate of the Stated Principal
Balances of the Mortgage Loans.

      The "LOAN GROUP PRINCIPAL BALANCE" with respect to any loan group equals the aggregate of the Stated Principal Balances of the Mortgage Loans in that loan group.

      The "SENIOR PERCENTAGE" for any senior certificate group and Distribution
Date is the percentage equivalent of a fraction, not to exceed 100%, the numerator of which is the aggregate of the Class Certificate Balances of each class of senior certificates of such senior certificate group immediately before that Distribution Date and the denominator of which is the aggregate of the
Stated Principal Balances of the Mortgage Loans in the related loan group as of the Due Date in the prior month (after giving effect to principal prepayments received in the Prepayment Period related to such Due Date); provided, however, that on any Distribution Date after the third Senior Termination Date, the
Senior Percentage of the remaining senior certificate group is the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class
Certificate Balances of each class of senior certificates of such remaining senior certificate group immediately prior to such Distribution Date, and the denominator of which is the aggregate of the Class Certificate Balances of all remaining classes of certificates immediately prior to such Distribution Date.

      For any Distribution Date on and prior to the third Senior Termination
Date, the "SUBORDINATED PERCENTAGE" for the portion of the subordinated certificates relating to a loan group will be calculated as the difference between 100% and the Senior Percentage of the senior certificate group relating to that loan group on such Distribution Date. After the third Senior Termination
Date, the Subordinated Percentage will represent the entire interest of the subordinated certificates in the mortgage pool and will be calculated as the difference between 100% and the Senior Percentage for such Distribution Date.

      The "SENIOR PREPAYMENT PERCENTAGE" of any senior certificate group and
Distribution Date occurring during the seven years beginning on the first
Distribution Date will equal 100%. Thereafter, each Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph.
This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates which receive these unscheduled payments of principal while, in the absence of
Realized Losses, increasing the interest in the principal balance of the applicable loan group evidenced by the subordinated certificates. Increasing the respective interest of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates.

      The Senior Prepayment Percentage of a senior certificate group for any
Distribution Date occurring on or after the seventh anniversary of the first
Distribution Date will be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related
Subordinated Percentage for the Distribution Date; for any Distribution Date in
the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for the Distribution Date; for any Distribution
Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for the Distribution Date; for any Distribution
Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for the Distribution Date; and for any
Distribution Date thereafter, the related Senior Percentage for the Distribution
Date (unless on any Distribution Date the Senior Percentage of a senior certificate group exceeds the initial Senior Percentage of such senior certificate group as of the closing date, in which case the Senior Prepayment
Percentage for each senior certificate group for the Distribution Date will once again equal 100%).

      The "SUBORDINATED PREPAYMENT PERCENTAGE" for a loan group as of any
Distribution Date will be calculated as the difference between 100% and the related Senior Prepayment Percentage.

      Notwithstanding the foregoing, no decrease in the Senior Prepayment
Percentage for any loan group will occur unless both of the step down conditions listed below are satisfied with respect to each loan group:

      o   the aggregate Stated Principal Balance of the Mortgage Loans in a loan group delinquent 60 days or more (including Mortgage Loans in foreclosure, real estate owned by the issuing entity and Mortgage
          Loans the borrowers of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of (i) if such date is on or prior to the third Senior Termination Date, the Subordinated
          Percentage for such loan group of the aggregate Stated Principal
          Balances of the Mortgage Loans in that loan group as of the cut-off date, or (ii) if such date is after the third Senior Termination Date, the aggregate Class Certificate Balance of the subordinated certificates, is less than 50%, and

      o   cumulative Realized Losses on the Mortgage Loans in each loan group do not exceed

            o   commencing with the Distribution Date on the seventh anniversary of the first Distribution Date, 30% of (i) if such date is on or prior to the third Senior Termination Date, the Subordinated
                Percentage for such loan group of the aggregate Stated Principal
                Balances of the Mortgage Loans in that loan group, or (ii) if such date is after the third Senior Termination Date, the
                aggregate Class Certificate Balance of the subordinated
                certificates as of the closing date (in either case, the
                "ORIGINAL SUBORDINATE PRINCIPAL BALANCE"),

            o   commencing with the Distribution Date on the eighth anniversary of the first Distribution Date, 35% of the original subordinate principal balance,

            o   commencing with the Distribution Date on the ninth anniversary of the first Distribution Date, 40% of the original subordinate principal balance,

            o   commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 45% of the original subordinate principal balance, and

            o   commencing with the Distribution Date on the eleventh
                anniversary of the first Distribution Date, 50% of the original subordinate principal balance.

      Notwithstanding the preceding paragraphs, if (x) on or before the
Distribution Date in March 2009, the Aggregate Subordinated Percentage is at
least 200% of the Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 20% of the original subordinate principal balance, the Senior
Prepayment Percentage for each loan group will equal the related Senior
Percentage for that Distribution Date plus 50% of the related Subordinated
Percentage and (y) after the Distribution Date in March 2009, the Aggregate
Subordinated Percentage is at least 200% of the Aggregate Subordinated
Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 30% of the original subordinate principal balance (the "TWO TIMES TEST"), the Senior Prepayment
Percentage for each loan group will equal the related Senior Percentage.

      The "SENIOR TERMINATION DATE" for a senior certificate group is the date on which the aggregate Class Certificate Balance of the senior certificates of such senior certificate group is reduced to zero.

      The "AGGREGATE SUBORDINATED PERCENTAGE" for any Distribution Date is a
fraction, expressed as a percentage, the numerator of which is equal to the aggregate Class Certificate Balance of the subordinated certificates immediately prior to such Distribution Date and the denominator of which is the aggregate
Stated Principal Balance of all of the Mortgage Loans as of the Due Date
occurring in the month preceding the month of the Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to such prior Due Date).

      If on any Distribution Date the allocation to the class or classes of senior certificates then entitled to distributions of principal would reduce the outstanding Class Certificate Balance of the class or classes below zero, the distribution to the class or classes of certificates of the related Senior
Prepayment Percentage of the related principal amounts for the Distribution Date will be limited to the percentage necessary to reduce the related Class
Certificate Balance(s) to zero.

      Subordinated Principal Distribution Amount for the Subordinated
Certificates. On each Distribution Date and with respect to all of the loan groups, to the extent of Available Funds available therefor, the Principal
Amount for each loan group, up to the amount of the Subordinated Principal
Distribution Amount for each loan group for the Distribution Date, will be distributed as principal of the subordinated certificates. Except as provided in the next paragraph, each class of subordinated certificates will be entitled to receive its pro rata share of the Subordinated Principal Distribution Amount from all of the loan groups (based on its respective Class Certificate Balance), in each case to the extent of the amount available from Available Funds from all of the loan groups for distribution of principal. Distributions of each
Subordinated Principal Distribution Amount will be made sequentially to the classes

of subordinated certificates in the order of their numerical class designations, beginning with the Class M Certificates, until their respective Class
Certificate Balances are reduced to zero.

      With respect to each class of subordinated certificates (other than the class of subordinated certificates then outstanding with the highest priority of distribution), if on any Distribution Date the Applicable Credit Support
Percentage is less than the Original Applicable Credit Support Percentage, no distribution of partial principal prepayments and principal prepayments in full from any loan group will be made to any of those classes (the "RESTRICTED
CLASSES"). The amount of partial principal prepayments and principal prepayments in full otherwise distributable to the Restricted Classes will be allocated among the remaining classes of subordinated certificates, pro rata, based upon their respective Class Certificate Balances, and distributed in the sequential order described above.

      For any Distribution Date and any class of subordinated certificates, the
"APPLICABLE CREDIT SUPPORT PERCENTAGE" is equal to the sum of the related Class
Subordination Percentages of such class and all classes of subordinated certificates which have lower distribution priorities than such class.

      For any Distribution Date and any class of Subordinated Certificates, the
"ORIGINAL APPLICABLE CREDIT SUPPORT PERCENTAGE" is equal to the Applicable
Credit Support Percentage for the class on the date of issuance of the certificates.

      The "CLASS SUBORDINATION PERCENTAGE" with respect to any Distribution
Date, and each class of subordinated certificates, will equal the fraction, expressed as a percentage, the numerator of which is the Class Certificate
Balance of the class of subordinated certificates immediately before the
Distribution Date and the denominator of which is the aggregate of the Class
Certificate Balances of all classes of certificates immediately before such
Distribution Date.

      On the date of issuance of the certificates, the characteristics listed below are expected to be as follows:

                          Beneficial Interest       Initial Credit          Original Applicable
                           in Issuing Entity       Enhancement Level     Credit Support Percentage
                         ----------------------    -----------------    ----------------------------

Senior Certificates..           92.60%                   7.40%                      N/A
Class M..............            3.10%                   4.30%                     7.40%
Class B-1............            1.40%                   2.90%                     4.30%
Class B-2............            1.00%                   1.90%                     2.90%
Class B-3............            0.90%                   1.00%                     1.90%
Class B-4............            0.60%                   0.40%                     1.00%
Class B-5............            0.40%                   0.00%                     0.40%

For purposes of calculating the Applicable Credit Support Percentages of the subordinated certificates, the Class M Certificates will be considered to have a lower numerical class designation and a higher distribution priority than each other class of subordinated certificates. Within the Class B Certificates, the distribution priorities are in numerical order.

      The "SUBORDINATED PRINCIPAL DISTRIBUTION AMOUNT" for any loan group and
Distribution Date will equal the sum of:

      o   the related Subordinated Percentage for that loan group of all amounts described in clauses 1. through 4. of the definition of Principal
          Amount for that loan group and that Distribution Date,

      o   for each Mortgage Loan in that loan group that became a Liquidated
          Mortgage Loan during the calendar month preceding the month of the
          Distribution Date, the liquidation proceeds allocable to principal received on the Mortgage Loan, after application of the amounts pursuant to the second bulleted item of the definition of Senior
          Principal Distribution Amount for that loan group up to the related
          Subordinated Percentage of the Stated Principal Balance of the
          Mortgage Loan as of the Due Date occurring in the prior month, and

      o   the related Subordinated Prepayment Percentage for that loan group of the amounts described in clauses 6. and 7. of the definition of
          Principal Amount for that loan group and that Distribution Date minus

      o   any Transfer Payments Made for that loan group.

      On any Distribution Date after the third Senior Termination Date, the
Subordinated Principal Distribution Amount will not be calculated by loan group but will be calculated pursuant to the formula set forth above based on the applicable Subordinated Percentage or Subordinated Prepayment Percentage, as
applicable, for the subordinated certificates for such Distribution Date with respect to all of the Mortgage Loans in the mortgage pool as opposed to the
Mortgage Loans only in the related loan group.

      Residual Certificates. The Class A-R Certificates will remain outstanding for so long as the issuing entity shall exist, whether or not the Class A-R
Certificates are receiving current distributions of principal or interest. In addition to distributions of interest and principal as described above, on each
Distribution Date, the holders of the Class A-R Certificates will be entitled to receive certain amounts as described in the pooling and servicing agreement. It is not anticipated that there will be any significant amounts remaining for that distribution.

ALLOCATION OF LOSSES

      The "SENIOR CREDIT SUPPORT DEPLETION DATE" is the date on which the aggregate Class Certificate Balance of the subordinated certificates has been reduced to zero.

      On each Distribution Date, the amount of any Realized Loss with respect to any loan group will be allocated first to the subordinated certificates, in the reverse order of their priority of distributions, beginning with the class of subordinated certificates then outstanding with the lowest distribution priority, in each case until the Class Certificate Balance of the respective class of certificates has been reduced to zero and second to the senior certificates (other than the notional amount certificates) of the related senior certificate group in the following order: (i) in the case of loan group 1, sequentially, to the Class 1-A-2 and Class 1-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; (ii) in the case of loan group 2, sequentially, to the Class 2-A-2 and Class 2-A-1
Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; (iii) in the case of loan group 3, sequentially, to the
Class 3-A-2 and Class 3-A-1 Certificates, in that order, until their respective
Class Certificate Balances are reduced to zero; and (iv) in the case of loan group 4, sequentially, to the Class 4-A-2 and Class 4-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero.

      For purposes of allocating losses to the subordinated certificates, the
Class M Certificates will be considered to have a higher distribution priority than each other class of subordinated certificates.

      Because principal distributions are paid to some classes of certificates before other classes of certificates, holders of the certificates that are entitled to receive principal later bear a greater risk of being allocated
Realized Losses on the Mortgage Loans than holders of classes that are entitled to receive principal earlier.

      In general, a "REALIZED LOSS" means, for a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the related Mortgage Loan. See "Credit Enhancement -- Subordination" in the
prospectus.

      A "LIQUIDATED MORTGAGE LOAN" is a defaulted Mortgage Loan as to which the master servicer has determined that all recoverable liquidation and insurance proceeds have been received.

      "SUBSEQUENT RECOVERIES" are unexpected recoveries, net of reimbursable expenses, with respect to a Liquidated Mortgage Loan that resulted in a Realized
Loss in a month prior to the month of the receipt of such recoveries.